File No. 811-4320
File No. 333-153020

Securities and Exchange Commission
Washington, D.C. 20549
Form N-6

☑	Registration Statement Under the Securities Act of 1933

Pre-Effective Amendment Number ___

Post Effective Amendment Number 1

And/or
☑	Registration Statement Under the Investment Company Act of 1940

Amendment No. 4

Ohio National Variable Account R
(Exact Name of Registrant)
Ohio National Life Assurance Corporation
(Name of Depositor)
One Financial Way
Montgomery, Ohio 45242
(Address of Depositor’s Principal Executive Offices)
1-800-366-6654
(Depositor’s Telephone Number, including Area Code)
Kimberly A. Plante
Associate Counsel
The Ohio National Life Insurance Company
One Financial Way
Montgomery, Ohio 45242
Copy to:
John Blouch, Esq.
Dykema Gossett PLLC
1300 I Street, N.W.
Suite 300 West
Washington, D.C. 20005
Title of Securities Being Registered: Individual Variable Universal Life Insurance Policies.
Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.
This Post-Effective Amendment amends the Registration Statement with respect to the Prospectus, Statement of Additional Information, the Financial Statements and Part C.
It is proposed that this filing will become effective (check appropriate space):
☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☑	on May 1, 2009 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	on (date) pursuant to paragraph (a) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
Virtus VUL

Individual, Flexible Premium Variable Life Insurance Policy
Issued by
Ohio National Life Assurance Corporation
Ohio National Variable Account R

One Financial Way
Cincinnati, Ohio 45242
Telephone (800) 366-6654

This prospectus describes an individual, flexible premium variable life insurance policy (the “policy”) offered through Ohio National Variable Account R (“VAR”), a separate account of ours. We are Ohio National Life Assurance Corporation (“ONLAC”), a subsidiary of The Ohio National Life Insurance Company (“Ohio National Life”).

This policy provides life insurance protection. Although you may allocate your net premium payments to registered investment companies (called a “Fund” or the “Funds”), your premium payments are not an investment in a retail mutual fund. Each Fund may have several series or portfolios (“portfolios”) that use different investment strategies or invest in different securities. VAR is the registered shareholder of the Funds’ shares. VAR purchases portfolio shares in accordance with your premium allocation choices and maintains the shares in Subaccounts (“Subaccounts”) of VAR. We may use the term “portfolios” or “Subaccounts” interchangeably to refer to the underlying investment choices.

This policy (i) is not a deposit or obligation of a bank, (ii) is not guaranteed by a bank, (iii) is not insured by the FDIC or any other government agency, and (iv) may go down in value.

To learn more about ONLAC, this policy and Ohio National Life, you can obtain a copy of the Statement of Additional Information (“SAI”) dated May 1, 2009. We have incorporated the SAI into this prospectus by reference. You can request a free copy by contacting us, contacting your registered representative or by logging onto the Securities and Exchange Commission’s website at http://www.sec.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You should retain this prospectus for future reference. For information related to the portfolios to which you may allocate premium payments, please refer to the current fund prospectuses which should accompany this prospectus.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. The company does not authorize any information or representations regarding the variable aspects of the policy described in this prospectus other than as contained in this prospectus, the fund prospectuses or the statements of additional information of the funds.

Although this is a life insurance policy, your variable universal life insurance policy is different from a whole-life or term-life insurance policy. You may allocate your net premium payments among up to 18 of the investment options we offer, including the General Account. However, you will not own the shares of the portfolio. VAR is the registered owner of the portfolio shares. The portfolios are registered mutual funds that sell their shares only to registered separate accounts that support variable life insurance policies and variable annuity contracts. Within VAR, we have established Subaccounts that invest in the shares of the portfolios based on Policyholders’ premium allocations. We have listed the available portfolios in this prospectus, along with their respective investment advisers or investment subadvisers. The accompanying Fund prospectuses contain important information that describe the portfolios in more detail. If you did not receive the Fund prospectuses, please contact us or your registered representative. Your policy’s Accumulation Value will reflect the investment performance of the portfolios you select and is not guaranteed.

May 1, 2009

Form 6055

TABLE OF CONTENTS

SUMMARY OF BENEFITS AND RISKS	3
Policy Benefits	3
Death Benefit	3
Death Benefit Guarantee	3
Loans	3
Preferred Loans	3
Surrender Privileges	3
Free Look/Right to Return the Policy	3
Variable Investment Choices	3
General Account	4
Flexibility/Allocation of Premiums	4
Transfers	4
Tax Benefits	4
Policy Risks	4
Liquidity Risk	4
Investment Performance	4
Termination or Lapse	4
Impact of Loans	5
Adverse Tax Consequences	5
Termination of the Death Benefit Guarantee	5
Portfolio Risks	5
FEE TABLES	6
Transaction Fees	6
Periodic Charges Other Than Portfolio Operating Expenses	8
Annual Portfolio Operating Expenses	10
GENERAL DESCRIPTION OF OHIO NATIONAL LIFE	11
Ohio National Life Assurance Corporation	11
Ohio National Variable Account R	11
The Ohio National Life Insurance Company	11
THE PORTFOLIOS	12
THE GENERAL ACCOUNT	17
General Description	17
Accumulation Value	17
Voting Rights	17
CHARGES	18
Premium Expense Charges	18
Distribution Charge	18
State Premium Tax	18
Monthly Deduction	18
Risk Charge	19
Surrender Charge	19
Transfer and Administrative Fees	20
Illustration Charge and Charge for Annual Report of Account Status	20
Loan Interest	21
Reinstatement Fee	21
Other Charges	22
GENERAL DESCRIPTION OF THE POLICY	23
Ownership Rights	23
Allocation of Premiums	23
Transfers	23
Electronic Access	24
Excessive Trading and Market Timing	25
Dollar Cost Averaging	26
Directed Charges	26
Conversion	27
Modifying the Policy	27
Free Look Period	27
Free Look for Increases in Face Amount	28
State Variations	28
Withholding Payment after Premium Payment	28
Other Policies	28
PREMIUMS	28
Purchasing a Policy	28
Lapse	29
Reinstatement	29
Replacing Existing Insurance	29
Applying for a Policy	30
When Insurance Coverage Takes Effect	30
Limitation on Right to Contest	30
Accumulation Unit Values	31
Determination of Variable Accumulation Values	31
Net Investment Factor	31
DEATH BENEFITS AND POLICY VALUES	32
Settlement Options	32
Option A — Level Benefit	32
Illustration of Option A	33
Option B — Variable Benefit	34
Illustration of Option B	34
Change in Death Benefit Option	35
Death Benefit Guarantee	35
Changes in Stated Amount	36
Increases	36
Decreases	36
SURRENDERS AND PARTIAL SURRENDERS	36
Loans	37
Preferred Loans	38
Postponement of Payments	39
LAPSE AND REINSTATEMENT	39
Reinstatement	39
TAXES	40
Policy Proceeds	40
Avoiding Modified Endowment Contracts	40
Correction of Modified Endowment Contracts	41
Right to Charge for Company Taxes	41
LEGAL PROCEEDINGS	41
FINANCIAL STATEMENTS	41
GLOSSARY	42

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Summary of Benefits and Risks

This summary describes the Policy’s important benefits and risks. Following the summary, the prospectus discusses the benefits and risks in more detail.

Policy Benefits

Death Benefit — You may select one of two Death Benefit options — the level option (Option A) or the variable option (Option B). With certain limitations, you may also change Death Benefit options while the policy is still in effect. The Death Benefit under the level option is the Stated Amount. The Death Benefit under the variable option is the Stated Amount plus the Accumulation Value on the date of death.

Death Benefit Guarantee — The policy includes a Death Benefit Guarantee. Under this provision, we guarantee that the Death Benefit during the Death Benefit Guarantee period will not be less than the Stated Amount, provided you pay the Minimum Premium for each month that the Death Benefit Guarantee is active. Accordingly, adverse portfolio investment performance will not cause the policy to lapse as long as the Death Benefit Guarantee is in effect.

Loans — You may borrow against the Loan Value of your policy after the first Policy Year. The Loan Value is the Cash Surrender Value less the cost of insurance charges for the rest of the current Policy Year and will never be less than 90% of your Cash Surrender Value. Loan interest is payable in advance at a rate of 4.08% and due a Policy Year in advance. Due to the compounding of interest paid at the beginning of the year this amount is equal to an annual rate of 4.25% if the interest was paid at the end of the year. Any outstanding policy indebtedness will be deducted from Proceeds payable at the Insured’s death or upon maturity or surrender of the policy.

We will withdraw loan amounts and any unpaid interest thereon pro rata from the variable Subaccounts and the General Account. Accumulation Value in each Subaccount equal to the Policy Indebtedness so withdrawn will be transferred to the Loan Collateral Account. If loan interest is not paid when due, the amount is transferred to the Loan Collateral Account and becomes loan principal. Accumulation Value held in the Loan Collateral Account earns interest daily at an annual rate guaranteed to be at least 3.00%.

Preferred Loans — Preferred loans are available at any time on or after the 10th policy anniversary. In the first Policy Year in which you take a preferred loan, the maximum preferred loan available is 10% of the gross Loan Value. The gross Loan Value is the Cash Surrender Value, minus enough to cover the monthly charges to the next policy anniversary. In later Policy Years, you may increase your preferred loan by an amount no greater than 10% of the gross Loan Value. Loan interest on preferred loans is payable in advance at a rate of 2.91262%. Due to the compounding of interest paid at the beginning of the year this amount is equal to an annual rate of 3.00% if the interest was paid at the end of the year. The interest rate credited to the Accumulation Value equal to the loaned amount under this preferred loan provision is 3.00%.

Surrender Privileges — At any time you may surrender your policy in full and receive the Cash Surrender Value. Your policy also gives you a partial surrender right. At any time after the first policy anniversary, you may withdraw part of your Cash Surrender Value. Such withdrawals will reduce your policy’s Death Benefit and may be subject to a Surrender Charge.

Free Look/Right to Return the Policy — Following the initial purchase of your policy or following any subsequent increase in the Stated Amount of your policy, you are entitled to a free look period. During the free look period, you may cancel the policy or increase, as applicable, and we will refund all the money you have paid for the policy or for the increase, as applicable, or the policy’s current value, depending on your state’s laws. Typically, the free look period expires 20 days from your Receipt of the policy or increase, although the free look period may be longer or shorter in some states.

Variable Investment Choices — Your policy permits you to allocate Net Premiums to up to 18 of the investment options we offer, which include the General Account and the variable portfolios listed in this prospectus. The portfolios are mutual funds registered under the Investment Company Act of 1940. Although you allocate your

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premiums to the portfolios, you do not own the shares of the portfolios. Portfolio shares are sold only to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies and, in some cases, to tax-qualified retirement plans.

For additional information concerning the Funds, including their investment objectives and associated charges and expenses, see the Fund prospectuses, which should accompany this prospectus. Read them carefully before investing. The Fund prospectuses may contain information about other funds that are not available as investment options for your policy. You cannot be sure that any Fund will achieve its stated objectives and policies.

General Account — You may elect to allocate Net Premiums to the General Account or to transfer Accumulation Value to the General Account from the Subaccounts of VAR. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that your Accumulation Value in the General Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the General Account.

Flexibility/Allocation of Premiums — You may allocate your Net Premiums among up to 18 investment options, including the variable Subaccounts and the General Account, in any combination of whole percentages. You indicate your initial allocation in the policy application. Thereafter, you may transfer Accumulation Values and reallocate future premiums according to our current administrative policies and procedures.

Transfers — We allow transfers of Accumulation Values among the Subaccounts of VAR and to the General Account at any time, although charges may apply. Transfers from the General Account to the Subaccounts of VAR are subject to certain restrictions and allocation of substantial sums to the General Account reduces the flexibility of the policy.

Tax Benefits — All Death Benefits paid under the policy will generally be excludable from the Beneficiary’s gross income for federal income tax purposes. Under current federal tax law, as long as the policy qualifies as a “life insurance policy,” any increases in Accumulation Value attributable to favorable investment performance should accumulate on a tax deferred basis in the same manner as with traditional whole life insurance.

Policy Risks

Liquidity Risk — Access to the value in your policy through loans or partial or full surrenders is subject to certain restrictions. Due to the deduction of policy fees and expenses, and due to the charge imposed on surrenders, not all of your policy value is immediately available. In addition, amounts allocated to the General Account are subject to restrictions on the amount that may be transferred to the Subaccounts.

Because of the limited liquidity and the substantial nature of the Surrender Charge in the early years of your policy (and following any increase in Stated Amount), the policy is not a suitable short-term investment.

Investment Performance — If you allocate your Net Premiums to the Subaccounts that invest in the portfolios, you will be subject to the risk that the investment performance will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Accumulation Value will decrease. You are also subject to the risk that the portfolio(s) you select will have less favorable performance than other portfolios. You may have to pay additional premiums to keep the policy in force. It is possible to lose money by purchasing this policy.

Termination or Lapse — If the Cash Surrender Value in your policy is not enough to pay the monthly charges associated with your policy and the Death Benefit Guarantee is not active, your policy will enter a 61 day grace period that begins on the due date of the monthly charges. We will notify you in writing during the grace period that your policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient premium payment. In some states, we will also notify any secondary addressee on the policy. The premium payment necessary to keep a policy from lapsing at the end of the grace period may be substantially more than your planned premium. A lapsed policy may be reinstated, subject to certain restrictions.

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Impact of Loans — A policy loan, whether or not repaid, will affect the Accumulation Value over time because we subtract the amount of the policy loan from the Subaccounts and/or the General Account as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the General Account. The amount of any policy loan will also count against the cumulative total premium payments you have made, which could cause the Death Benefit Guarantee to lapse.

We reduce the amount we pay to the Beneficiary upon the Insured’s death by any outstanding policy debt. Your policy may lapse (terminate without value) if policy debt plus any unearned loan interest reduces your net surrender value to zero.

If you surrender the policy or allow it to lapse while a policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Adverse Tax Consequences — Under certain circumstances (usually if your premium payments in the first seven Policy Years or less exceed specified limits established by the Internal Revenue Service), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59 1/2 may be subject to a 10% penalty tax. In addition, currently favorable tax laws with regards to life insurance may change.

Regarding preferred loans, it is possible that the Internal Revenue Service could deem preferred loans as distributions from the policy, thereby subjecting the loan amount to possible tax and penalties.

Death Benefit Proceeds may be subject to estate taxes.

Termination of the Death Benefit Guarantee — Your policy makes available a Death Benefit Guarantee period during which the policy will not lapse despite negative investment performance, provided you pay the Minimum Premium. Even if you have a Death Benefit Guarantee, you must monitor the investment performance of the policy as you near the end of your Death Benefit Guarantee period. It is possible for your policy to technically be in lapse, but be maintained by the Death Benefit Guarantee. If this is the case, at the end of the Death Benefit Guarantee period, your policy will lapse, subject to the 61 day grace period that begins on the due date of the monthly charges, during which time it will be necessary to make additional premium payments to maintain the policy. See the additional risks listed above for the impact of a lapsed policy.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in the respective portfolio’s prospectus. Please refer to each portfolio’s prospectus and read it carefully for more information before investing. Copies of each portfolio’s prospectus can be obtained by contacting us at 1-800-366-6654 or by writing to us at One Financial Way, Cincinnati, Ohio 45242. Copies are also on file with the Securities and Exchange Commission and are available on the Commission’s EDGAR System found at www.sec.gov. There is no assurance that any of the portfolios will achieve its stated investment objective.

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Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy or transfer the cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Distribution Charge(1)	Upon receipt.	2.9% of premiums.(2)

State Premium Taxes(1)	Upon receipt.	Between 0% and 6%.

Surrender Charge	Upon full or partial surrender, decreases in stated amount and lapse.

Maximum		$58.36 per $1000 of Stated Amount.(3)

Minimum		$14.10 per $1000 of Stated Amount.(4)

Representative Insured (45 year old male, non-tobacco, $100,000 Stated Amount, surrender in the first policy year)(5)		$31.70 per $1000 of Stated Amount.

Transfer Fees

Maximum	Upon the applicable transfer.	$15.00 per transfer.(6)

Illustration Charge

Maximum	Upon your request.	$100 per request.(7)

Annual Report of Policyholder’s account

Maximum	Upon special request.(8)	$100 per request.

Reinstatement Fee	Upon reinstatement.	Accrued Monthly Deductions + 2 months Monthly Deductions + 6% interest on outstanding loan amount(9) + Premium Expense Charge(10)

Administrative Fee

Maximum	Upon partial surrender.	The lesser of $25 or 2% of the amount surrendered.

Regular Loan Interest

Maximum	Applied annually.	4.25% of regular loan account balance.

Preferred Loan Interest

Maximum	Applied annually.	3.00% of preferred loan account balance.

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Charge	When Charge is Deducted	Amount Deducted

Overloan Protection Rider

Maximum	When exercised.	6.71% of Accumulated Value.

OPTIONAL RIDERS:
Accelerated Death Benefit Rider (Lifetime Advantage Rider)

Maximum	When exercised.	$100.00(11)

Exchange of Life Insured

Maximum	At time of exchange.(12)	$75.00 per exchange.

(1)	Please note that a Premium Expense Charge will be applied as part of the reinstatement fee.

(2)	In Policy Years 21 and later, this charge is reduced to 2.0%.

(3)	The maximum Surrender Charge is for a 62 year old female, smoker, Stated Amount of $100,000, surrendering during the first year of the Policy.

(4)	The minimum Surrender Charge is for a female, age 0, Stated Amount of $100,000, surrendering during the first year of the Policy. There is no risk class for those under 18 years old.

(5)	These characteristics describe a representative insured. Please note that the charges will vary based upon your age, gender, Stated Amount, Policy Year and risk class. Surrender charges specific to your Policy can be obtained by calling us at 1-800-366-6654 or found in your Policy.

(6)	Currently $3.00 per transfer, with the first 12 transfers during any given Policy Year free.

(7)	Please see “Illustration Charge and Charge for Annual Report of Account Status” on page 20 for further details about this charge.

(8)	Please see definition of special request under the section Illustration Charge and Charge for Annual Report of Account Status on page 20.

(9)	6% interest is calculated on any loan amount from the date the policy lapsed.

(10)	Premium Expense Charge is comprised of the distribution charge and the state premium taxes as described above and in “Premium Expense Charges” on page 18. The Premium Expense Charge computed under the reinstatement fee applies to the Accrued Monthly Deductions and 2 months of Monthly Deductions due at the time of reinstatement.

(11)	The charge of $100, if permitted under state law, will be charged at the time the Rider is exercised.

(12)	Charge only applies if you have elected to add the specified rider to your Policy.

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The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*

Maximum	Monthly.	$81.08 per $1000 of Stated Amount.(2)

Minimum		$0.01 per $1000 of Stated Amount.(2)

Representative Insured (45 year old male, non-tobacco, Standard Risk class, $100,000 Stated Amount)(1)		$0.12 per $1000 of Stated Amount.

Maintenance Fee

Maximum	Monthly.	$7.00 + $0.12 per $1000 of Stated Amount.(3)

Minimum		$7.00 + $0.04 per $1000 of Stated Amount.(3)

Representative Insured (45 year old, non-tobacco, $100,000 Stated Amount)		$7.00 + $0.10 per $1000 of Stated Amount.

Risk Charge

Maximum	Daily.	0.75% of the variable Accumulation Value (annualized)(4)

OPTIONAL RIDERS GENERALLY:
Additional Term Life Insurance Rider (Term Rider)

Maximum	Monthly.**	$81.08 per $1000 of Stated Amount.(5)

Minimum		$0.01 per $1000 of Stated Amount.(5)

Representative Insured (45 year old male, non-tobacco, Standard Risk Class)		$0.12 per $1000 of Stated Amount.

Term Life Insurance for Additional Insured (Additional Insured Term or Spouse Term)(6)

Maximum	Monthly.**	$81.08 per $1000 of Stated Amount.(5)

Minimum		$0.01 per $1000 of Stated Amount.(5)

Representative Insured (45 year old female, non-tobacco, Standard Risk Class)		$0.11 per $1000 of Stated Amount.

Family Term Life Insurance

Maximum	Monthly.**	$0.44 per $1000 of Stated Amount of total children’s coverage.

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Charge	When Charge is Deducted	Amount Deducted
Accidental Death Benefit

Maximum	Monthly.**	$0.29 per $1000 of Stated Amount.(7)

Minimum		$0.05 per $1000 of Stated Amount.(7)

Representative Insured (45 year old male, Standard Risk Class)		$0.08 per $1000 of Stated Amount.

Guaranteed Purchase Option

Maximum	Monthly.**	$0.19 per $1000 of Stated Amount.(8)

Minimum		$0.03 per $1000 of Stated Amount.(8)

Representative Insured (25 year old insured)		$0.10 per $1000 of Stated Amount.

Waiver of Premium for Total Disability

Maximum	Monthly.**	$0.18 per $1.00 of Stipulated Premium.(9)

Minimum		$0.01 per $1.00 of Stipulated Premium.(9)

Representative Insured (45 year old male, non-tobacco, Standard Risk Class)		$0.03 per $1.00 of Stipulated Premium.

*	The cost of insurance varies based on individual characteristics. The cost of insurance charge shown in the table may not be representative of the charge that a particular Policyholder will pay. Please contact your representative for a quote of what your charge would be. If you are not sure who your representative is, contact us at 1-800-366-6654 to find out you representative of record. Maximums will not exceed charges posted in the 2001 Commissioner’s Standard Ordinary Mortality tables. The tables are adopted by the various Departments of Insurance to determine amounts necessary to calculate Cash Values and Policy reserves.

**	Charge only applies if you have elected to add the specified rider to your policy.

(1)	The characteristics describe a representative insured. Please note that the charges will vary based upon your age, gender, risk class, rating and Stated Amount.

(2)	The maximum cost of insurance charge is for a male smoker, Stated Amount $100,000, age 120, Mortality Table P rated class (measure of life expectancy). The minimum cost of insurance charge is for a female, age 15, Standard Risk Class, Stated Amount $100,000. There is no risk class for those under 18 years old.

(3)	Charges vary based upon your age, risk class and Stated Amount. The maximum charge is issue age 85, smoker class, Stated Amount $100,000. The minimum charge is issue age 18, non-smoker class, Stated Amount $100,000.

(4)	Your risk charge may be reduced at certain breakpoints based on your Accumulation Value. Please see “Risk Charge” on page 19 for more information.

(5)	Charges vary based upon your age, gender, risk class and rating. The maximum charge is based upon a male smoker, age 120, Mortality Table P rated class (measure of life expectancy). The minimum charge is based upon a female, age 15, Standard Risk Class. There is no risk class for those under 18 years old.

(6)	If this rider is bought for a spouse, you may enjoy certain tax benefits. Please discuss with your tax adviser.

(7)	Charges vary based upon your age, gender and rating. The maximum charge is based upon a male, age 69, Mortality Table D rated class (measure of life expectancy). The minimum charge for a female, age 0, Standard Risk Class.

(8)	Charges vary based upon your age. The maximum charge is based upon a 39 year old Insured. The minimum charge for a 15 year old Insured. The maximum issue age for this rider is 39 years of age. The representative insured for the contract as a whole is 45 years of age and ineligible to purchase this rider. Thus, the representative insured for this rider is 25 years of age.

(9)	Charges vary based upon your age, gender, risk class and rating. The maximum charge is based upon a male, age 59, smoker, Mortality Table D rated class (measure of life expectancy). The minimum charge for a female, age 18, non-smoker, Standard Risk Class.

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The following table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the policy. More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

Annual Portfolio Operating Expenses

	Minimum	Maximum

(Expenses deducted from portfolio assets, including management fees, 12b-1 fees and other portfolio operating expenses.)	0.35%	26.26%

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General Description of Ohio National Life

Ohio National Life Assurance Corporation

We were established on June 26, 1979 under the laws of Ohio to facilitate the issuance of certain insurance policies that do not share in our investment performance. We are a wholly-owned stock subsidiary of Ohio National Life. We are licensed to sell life insurance in 47 states, the District of Columbia and Puerto Rico. Our address is One Financial Way, Cincinnati, Ohio 45242. We are obligated to pay all amounts promised to the Policyholders of our policies. Amounts in the separate accounts, however, are subject to market risk.

Ohio National Variable Account R (“VAR”)

We established VAR on May 6, 1985 pursuant to the insurance laws of the State of Ohio. VAR is registered with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or of us. Under Ohio law and federal securities law, VAR’s assets are held separate from our assets and exclusively for the benefit of policyholders and persons entitled to payments under the policies. VAR’s assets are not chargeable with liabilities arising out of our other business.

We keep VAR’s assets segregated from assets of our General Account. We maintain records of all purchases and redemptions of Fund shares by each of VAR’s Subaccounts.

VAR has Subaccounts corresponding to each of the Funds listed in this prospectus. VAR may in the future add or delete investment Subaccounts. Each investment Subaccount will invest exclusively in shares representing interests in one of the Funds. The income and realized and unrealized gains or losses on the assets of each Subaccount are credited to or charged against that Subaccount without regard to income or gains or losses from any other Subaccount and do not reflect the investment experience of Ohio National Life Assurance Corporation’s other assets.

The Ohio National Life Insurance Company (“Ohio National Life”)

Ohio National Life was organized under the laws of Ohio on September 9, 1909 as a stock life insurance company. Ohio National Life is now a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc., a holding company. It writes life insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently it has assets of approximately $16 billion and equity in excess of $1.2 billion. Ohio National Life provided us with the initial capital to finance our operations. From time to time, Ohio National Life may make additional capital contributions, although it is under no legal obligation to do so and its assets do not support the benefits provided under your policy.

Ohio National Life and/or its affiliates may pay retail broker-dealers additional compensation or reimbursement for their efforts in selling our variable products. Reimbursements and additional compensation are paid for the purpose of, among other things, training the broker-dealers’ registered representatives regarding the procedures for submitting business to us, internally marketing our products to their registered representatives, educating registered representatives about the benefits and options available under the variable products and about the benefits of variable products generally. These additional amounts are paid from our profits, not deducted from the Policyholders’ purchase payments.

Additionally, we may compensate some broker-dealers more than others for the sale of our products. This differential compensation may be based on several factors including, but not limited to, the size of the selling broker-dealer, the amount of previous business generated by the broker-dealer and the length of time Ohio National Life has contracted with the broker-dealer for the distribution of our products. As with reimbursements, these payments are not deducted from Policyholders’ purchase payments.

From time to time, Ohio National Life and/or its affiliates may also provide non-cash or cash compensation to certain financial institutions or their registered representatives in the form of occasional gifts, meals, tickets to events, educational conference support, special recognition support or other forms of non-cash and cash compensation as may be permitted by certain regulations applicable to broker-dealers.

Ohio National Life believes that, consistent with well established industry and SEC practice, the periodic reporting requirements of the Securities Exchange Act of 1934 do not apply to it as the depositor of one or more variable

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insurance product separate accounts. If such requirements are deemed to apply to it as such a depositor, the Company intends to rely on the exemption from such requirements provided by Rule 12h-7 under that Act.

The Portfolios

The operations of each portfolio, its investment adviser and its investment objectives and policies are described in the Fund prospectus which should accompany this product prospectus. Net Premiums under the policy may be allocated to the Subaccounts of VAR which invest exclusively in portfolio shares. Accordingly, the Accumulation Values you allocate to the Subaccounts will vary with the investment performance of the portfolios.

The value of each Fund’s investments fluctuates daily and is subject to the risk of changing economic conditions as well as the risk inherent in the ability of management to anticipate changes necessary in those investments to meet changes in economic conditions. For additional information concerning each Fund, including their investment objectives, risks, performance and charges, see the fund prospectuses. Copies of the fund prospectuses can be obtained from your registered representative or by contacting us at 1-800-366-6654 or by writing to us at One Financial Way, Cincinnati, Ohio 45242. Copies are also on file with the Securities and Exchange Commission and are available on their EDGAR System found at www.sec.gov. Read the prospectuses carefully before investing.

Some of the Funds are structured as a “Fund of Funds.” A Fund of Funds is a mutual fund that invests primarily in a portfolio of other mutual funds. Some of the Fund of Funds invest primarily in a portfolio of exchange-traded funds (“ETFs”). Because the Fund of Funds invests in other mutual funds rather than individual securities, the Fund of Funds bears a proportionate share of expenses charged by the underlying funds in which it invests. Therefore, a Fund of Funds may have higher expenses than direct investments in the underlying Funds. You can invest directly in ETFs and do not have to invest through a variable contract or a mutual fund. You should read the Fund prospectuses carefully for more information.

Periodically some of the Funds may be closed to future allocation of premium payments. This may be at the request of the Fund or based on a decision made by us. Advance written notice will be given to Policyholders prior to any such closure.

Listed below are all of the portfolios available in your policy, their adviser and subadviser (if applicable) and investment objective:

Fund and Portfolio Name	Adviser or (Subadviser)	Investment Objective

Ohio National Fund
Equity Portfolio	(Legg Mason Capital Management, Inc.)(1)	Long-Term Growth Of Capital
Money Market Portfolio	Ohio National Investments, Inc.	Maximum Current Income consistent with Preservation of Principal and Liquidity
Bond Portfolio	Ohio National Investments, Inc.	High Level Of Income And Opportunity for Capital Appreciation consistent with Preservation Of Capital
Omni Portfolio	(Suffolk Capital Management, LLC)(1)	Long-Term Total Return consistent with Preservation Of Capital
International Portfolio	(Federated Global Investment Management Corp.)(1)	Total Return
International Small-Mid Company Portfolio	(Federated Global Investment Management Corp.)(1)	Long-Term Growth Of Capital
Capital Appreciation Portfolio	(Jennison Associates LLC)(1)	Long-Term Growth Of Capital
Millennium Portfolio	(Neuberger Berman Management, Inc.)(1)	Capital Growth

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Fund and Portfolio Name	Adviser or (Subadviser)	Investment Objective

Aggressive Growth Portfolio	(Janus Capital Management LLC)(1)	Long-Term Capital Growth
Small Cap Growth Portfolio	(Janus Capital Management LLC)(1)	Long-Term Capital Appreciation
Mid Cap Opportunity Portfolio	(RS Investment Management, Co LLC)(1)	Long-Term Total Return
Capital Growth Portfolio	(Eagle Asset Management, Inc.)(1)	Long-Term Capital Appreciation
S&P 500® Index Portfolio	Ohio National Investments, Inc.	Total Return Approximating The Standard & Poor’s 500® Index
High Income Bond Portfolio	(Federated Investment Management Company)(1)	High Current Income
Strategic Value Portfolio	(Federated Equity Management Company of Pennsylvania)(1)	Growth Of Capital And Income
Nasdaq-100® Index Portfolio	Ohio National Investments, Inc.	Long-Term Growth Of Capital
Bristol Portfolio	(Suffolk Capital Management, LLC)(1)	Long-Term Growth Of Capital
Bryton Growth Portfolio	(Suffolk Capital Management, LLC)(1)	Long-Term Growth Of Capital
Bristol Growth Portfolio	(Suffolk Capital Management, LLC)(1)	Long-Term Growth Of Capital
Balanced Portfolio	(ICON Advisers, Inc.)(1)	Capital Appreciation and Income
U.S. Equity Portfolio	(ICON Advisers, Inc.)(1)	Capital Appreciation
Income Opportunity Portfolio	(ICON Advisers, Inc.)(1)	Modest Capital Appreciation and to Maximize Realized Gains
Target VIP Portfolio	(First Trust Advisors L.P.)(1)	Above Average Total Return
Target Equity/Income Portfolio	(First Trust Advisors L.P.)(1)	Above Average Total Return

ALPS Variable Insurance Trust (Class II)
AVS Listed Private Equity Portfolio	(Red Rocks Capital LLC)	Maximize Total Return

Calvert Variable Series, Inc.
Social Equity Portfolio	(Atlanta Capital Management Company, LLC)(2)	Growth of Capital

Dreyfus Variable Investment Fund (Service Shares)
Appreciation Portfolio	(Fayez Sarofim & Co.)(3)	Long-Term Capital Growth consistent with capital preservation

Federated Insurance Series (Service Shares)
Federated Kaufmann Fund II	Federated Equity Management Company of Pennsylvania	Long-Term Growth Of Capital

Fidelity® Variable Insurance Products Fund/Service Class 2
VIP Contrafund® Portfolio	(FMR Co., Inc.)(4)	Long-Term Capital Appreciation
VIP Mid Cap Portfolio	(FMR Co., Inc.)(4)	Long-Term Growth Of Capital
VIP Growth Portfolio	(FMR Co., Inc.)(4)	Capital Appreciation
VIP Equity-Income Portfolio	(FMR Co., Inc.)(4)	Reasonable Income
VIP Real Estate Portfolio	(FMR Co., Inc.)(4)	Above Average Income and Long-Term Capital Growth

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Fund and Portfolio Name	Adviser or (Subadviser)	Investment Objective

Financial Investors Variable Insurance Trust (Class II)
Ibbotson Conservative ETF Asset Allocation Portfolio(9)	ALPS Advisors, Inc.	Current Income and Preservation Of Capital
Ibbotson Income and Growth ETF Asset Allocation Portfolio(9)	ALPS Advisors, Inc.	Current Income and Preservation Of Capital
Ibbotson Balanced ETF Asset Allocation Portfolio(9)	ALPS Advisors, Inc.	Capital Appreciation and Some Current Income
Ibbotson Growth ETF Asset Allocation Portfolio(9)	ALPS Advisors, Inc.	Capital Appreciation
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio(9)	ALPS Advisors, Inc.	Capital Appreciation

Franklin Templeton Variable Insurance Products Trust (Class 4 Shares)
Franklin Income Securities Fund	Franklin Advisers, Inc.	Maximize Income While Maintaining Prospects for Capital Appreciation
Franklin Flex Cap Growth Securities Fund	Franklin Advisers, Inc.	Capital Appreciation
Templeton Foreign Securities Fund	(Franklin Templeton Investment Management Limited)(5)	Long-Term Capital Growth
Franklin Templeton VIP Founding Funds Allocation Fund(9)	Franklin Templeton Services, LLC(6)	Capital Appreciation With Income As A Secondary Goal

Goldman Sachs Variable Insurance Trust (Service Shares)
Goldman Sachs Growth and Income Fund	Goldman Sachs Asset Management, L.P.	Long-Term Growth Of Capital And Growth Of Income
Goldman Sachs Structured U.S. Equity Fund	Goldman Sachs Asset Management, L.P.	Long-Term Growth Of Capital And Dividend Income
Goldman Sachs Capital Growth Fund	Goldman Sachs Asset Management, L.P.	Long-Term Growth Of Capital
Ivy Funds Variable Insurance Portfolios
Ivy Funds VIP Asset Strategy	Waddell & Reed Investment Management Company (WRIMCO)	High Total Return Over Long-Term
Ivy Funds VIP Global Natural Resources	Waddell & Reed Investment Management Company (WRIMCO)	Long-Term Growth
Ivy Funds VIP Science and Technology	Waddell & Reed Investment Management Company (WRIMCO)	Long-Term Capital Growth
Janus Aspen Series (Service Shares)
Janus (formerly Large Cap Growth) Portfolio	Janus Capital Management LLC	Long-Term Growth Of Capital In A Manner Consistent With Preservation Of Capital
Worldwide (formerly Worldwide Growth) Portfolio	Janus Capital Management LLC	Long-Term Growth Of Capital In A Manner Consistent With The Preservation Of Capital

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Fund and Portfolio Name	Adviser or (Subadviser)	Investment Objective

Balanced Portfolio	Janus Capital Management LLC	Long-Term Growth Of Capital In A Manner Consistent With The Preservation Of Capital and Balanced by Current Income
Overseas (formerly International Growth) Portfolio	Janus Capital Management LLC	Long-Term Growth of Capital
Lazard Retirement Series, Inc. (Service Shares)
Lazard Retirement U.S. Small Cap Equity Portfolio	Lazard Asset Management LLC	Long-Term Capital Appreciation
Lazard Retirement Emerging Markets Equity Portfolio	Lazard Asset Management LLC	Long-Term Capital Appreciation
Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Asset Management LLC	Long-Term Capital Appreciation
Lazard Retirement International Equity Portfolio	Lazard Asset Management LLC	Long-Term Capital Appreciation
Legg Mason Partners Variable Equity Trust (Class I)
Legg Mason Partners Variable Fundamental Value Portfolio	(ClearBridge Advisors, LLC)(7)	Long-Term Capital Growth With Current Income As A Secondary Consideration
Legg Mason Partners Variable Capital and Income Portfolio	(ClearBridge Advisors, LLC, Western Asset Management Company Limited, and Western Asset Management Company)(7)	Total Return
Legg Mason Partners Variable Investors Portfolio	(ClearBridge Advisors, LLC)(7)	Long-Term Growth of Capital With Current Income As A Secondary Consideration

MFS® Variable Insurance TrustSM (Service Class)
MFS® New Discovery Series	Massachusetts Financial Services Company	Capital Appreciation
MFS® Investors Growth Stock Series	Massachusetts Financial Services Company	Capital Appreciation
MFS® Mid Cap Growth Series	Massachusetts Financial Services Company	Capital Appreciation
MFS® Total Return Series	Massachusetts Financial Services Company	Total Return

Neuberger Berman Advisers Management Trust (S Class Shares)
Advisers Management Trust Regency Portfolio	Neuberger Berman Management, Inc.	Growth of Capital

PIMCO Variable Insurance Trust (Administrative Shares)
Real Return Portfolio	Pacific Investment Management Company LLC	Maximum real return, Consistent With Preservation of Real Capital and Prudent Investment Management

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Fund and Portfolio Name	Adviser or (Subadviser)	Investment Objective

Total Return Portfolio	Pacific Investment Management Company LLC	Maximum total return, Consistent With Preservation of Capital and Prudent Investment Management
Global Bond Portfolio	Pacific Investment Management Company LLC	Maximum total return, Consistent With Preservation of Capital and Prudent Investment Management
CommodityRealReturn® Strategy Portfolio	Pacific Investment Management Company LLC	Maximum Real Return Consistent with Prudent Investment Management
The Prudential Series Fund, Inc. (Class II)
Jennison Portfolio	Jennison Associates LLC	Long-Term Growth Of Capital
Jennison 20/20 Focus Portfolio	Jennison Associates LLC	Long-Term Growth Of Capital

Royce Capital Fund
Royce Small-Cap Portfolio	Royce & Associates, LLC	Long-Term Growth of Capital
Royce Micro-Cap Portfolio	Royce & Associates, LLC	Long-Term Growth of Capital

(Van Kampen) The Universal Institutional Funds, Inc. (Class II)
Van Kampen’s UIF Core Plus Fixed Income Portfolio	Van Kampen(8)	Above Average Total Return Over a Market Cycle of Three to Five Years
Van Kampen’s UIF International Growth Equity Portfolio	Van Kampen(8)	Long-Term Capital Appreciation with Secondary Objective of Income
Van Kampen’s UIF Capital Growth Portfolio	Van Kampen(8)	Long-Term Capital Appreciation
Van Kampen’s UIF U.S. Real Estate Portfolio	Van Kampen(8)	Above Average Current Income and Long-Term Capital Appreciation

(1)	Subadviser to Ohio National Investments, Inc.

(2)	Subadviser to Calvert Asset Management Company, Inc.

(3)	Subadviser to The Dreyfus Corporation.

(4)	Subadviser to Fidelity Management & Research Company

(5)	Subadviser to Templeton Investment Counsel, LLC

(6)	Franklin Templeton Services, LLC is the administrator for Franklin Templeton VIP Founding Funds Allocation Fund, which invests in shares of other series of Franklin Templeton Variable Insurance Products Trust. The advisers of the underlying funds are Franklin Advisers, Inc., Franklin Mutual Advisers, LLC and Templeton Global Advisors, Limited.

(7)	Subadviser to Legg Mason Partners Fund Advisor, LLC

(8)	Morgan Stanley Investment Management, Inc., the investment adviser to these portfolios, does business in certain instances as Van Kampen.

(9)	This fund is a fund of funds. Expenses for these funds may be higher because the Policyholders bear a proportion of the expenses of underlying funds in which these fund of funds invest.

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The General Account

By virtue of exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts, and are not subject to the Securities and Exchange Commission’s regulatory oversight.

General Description

The General Account consists of all assets we own other than those in the variable account and any other separate accounts we may establish. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. You may elect to allocate Net Premiums to the General Account or to transfer Accumulation Value to the General Account from the Subaccounts of the variable account. The allocation or transfer of funds to the General Account does not entitle a Policyholder to share in the investment experience of the General Account. Instead, we guarantee that your Accumulation Value in the General Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the General Account. Consequently, if you pay the Planned Premiums, allocate all Net Premiums only to the General Account and make no transfers, partial surrenders, or Policy loans, the minimum amount and duration of your Death Benefit will be determinable and guaranteed. Transfers from the General Account to VAR are partially restricted and allocation of substantial sums to the General Account reduces the flexibility of the Policy.

Accumulation Value

The Accumulation Value in the General Account on the later of the Issue Date or the day we receive your Initial Premium is equal to the portion of the net premium allocated to the General Account, minus a pro rata portion of the first Monthly Deduction.

Thereafter, until the maturity date, we guarantee that the Accumulation Value in the General Account will not be less than the amount of the net premiums allocated or Accumulation Value transferred to the General Account, plus interest at the rate of 3% per year, plus any excess interest which we credit, less the sum of all charges and interest thereon allocable to the General Account and any amounts deducted from the General Account in connection with partial surrenders and loans and interest thereon or transfers to VAR or the Loan Collateral Account. The amount available for distribution upon maturity is the Accumulation Value of the Policy. There are no charges for distribution upon maturity.

We guarantee that interest credited to your Accumulation Value in the General Account will not be less than an effective annual rate of 3% per year. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to do so. The Policyholder assumes the risk that interest credited may not exceed the guaranteed minimum rate of 3% per year. The Accumulation Value in the General Account will be calculated on each Valuation Date.

Voting Rights

We will vote the Fund shares held in the various Subaccounts of VAR at Fund shareholder meetings in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your policy’s Accumulation Value in a Subaccount by the net asset value per share of the corresponding Fund portfolio. Fractional shares will be counted. The number of votes for which you have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the Fund meeting. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Fund. There is no minimum number of Policyholders required to reach a quorum. We will vote Fund shares attributable to

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policies as to which no instructions are received, and any Fund shares held by VAR which are not attributable to policies, in proportion to the voting instructions which are received with respect to policies participating in VAR. As a result, a small number of Policyholders may determine the outcome of a vote submitted to the Fund by VAR. Each person having a voting interest will receive proxy material, reports and other material relating to the Funds.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Fund or disapprove an investment advisory policy of the Fund. In addition, we may disregard voting instructions in favor of changes initiated by a Policyholder in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would be inconsistent with the investment objectives of VAR or would result in the purchase of securities for VAR which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next annual report.

Charges

We make charges against or deductions from premium payments, Accumulation Values and policy surrenders in the manner described below.

Premium Expense Charges

Each premium payment is subject to a Premium Expense Charge, including payments made for Monthly Deductions when reinstating the policy. The Premium Expense Charge is deducted in proportion to your current premium allocation choices. The Premium Expense Charge has two components:

Distribution Charge.  The Policy is subject to a charge of 2.9% of premiums paid in the first 20 years reducing to 2.0% in years 21 and later. This charge is intended to help defray the costs attributable to this Policy including distribution, printing and advertising.

State Premium Tax.  Your premium payments will be subject to the state premium tax and/or any other state or local charges levied against your Policy, if applicable. Currently, most state premium taxes range from 0% to 6%.

Monthly Deduction

As of the Policy Date and each subsequent Process Day, we will deduct from the Accumulation Value of your Policy and in proportion to the values in your various Subaccounts and the General Account, a Monthly Deduction to cover certain charges and expenses incurred in connection with the Policy.

The Monthly Deduction consists of:

•	the cost of insurance,

•	a maintenance fee of $7 plus a minimum of $.04 and maximum of $.12 per $1000 of Stated Amount for the cost of establishing and maintaining policy records and processing applications and notices, and

•	the cost of additional insurance benefits provided by rider.

Your cost of insurance is determined on a monthly basis, and is determined separately for your initial Stated Amount and each subsequent increase in the Stated Amount. The monthly cost of insurance rate is based on your

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sex, Attained Age, rate class and Stated Amount. The cost of insurance is calculated by multiplying (i) by the result of (ii) minus (iii), where:

(i)	is the cost of insurance rate as described in the Policy. Such actual cost will be based on our expectations as to future mortality experience. It will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. Such rates for smokers and non-smokers are based on the 2001 Commissioner’s Standard Ordinary, Male or Female, Smoker or Nonsmoker, Age nearest birthday Mortality Table. The cost of insurance charge is guaranteed not to exceed such table rates for the Insured’s risk class;

(ii)	is the Death Benefit net of Policy Indebtedness at the beginning of the Policy Month divided by 1.0024663 (the monthly equivalent of the guaranteed rate in the General Account); and

(iii)	is Accumulation Value net of Policy Indebtedness at the beginning of the Policy Month.

In connection with certain employer-related plans, cost of insurance rates may not be based on sex.

Not all of your premium payments are allocated to your cash value. In addition to the deduction of charges, investment performance will impact the amount you pay for certain charges. Not paying premiums will result in reduced cash value, thereby affecting the charges assessed to your Policy.

Risk Charge

Your Accumulation Value in VAR, but not your Accumulation Value in the General Account, will also be subject to a risk charge, deducted in proportion to the values in your various Subaccounts, intended to compensate us for assuming certain mortality and expense risks in connection with the Policy. Such charge will be assessed daily against each of the variable Subaccounts at an annual rate of 0.75%. The risks we assume include the risks of greater than anticipated mortality and expenses.

Your risk charge will be reduced based upon your Policy Accumulation Value. In the event your Policy Accumulation Value exceeds four times the premium indicated on page 6A of your policy, (hereinafter “indicated premium”) then the risk charge may at our sole option be assessed daily at an annual rate of 0.25% (0.65% for Pennsylvania policies) against each of the variable Subaccounts, for the amount in excess of four times the indicated premium. In the event your Policy Accumulation Value exceeds eight times the indicated premium, the risk charge may at our sole option be assessed daily at the annual rate indicated above for the amount up to four times the indicated premium, and daily at an annual rate of 0.00% (0.30% for Pennsylvania policies) against each variable subaccount for the Policy amount in excess of eight times the indicated premium. At our option, we may increase or decrease the reductions set forth in this paragraph.

Surrender Charge

After the free look period and during the first fifteen (15) years of your Policy and for fifteen (15) years following any increase in Stated Amount, a Surrender Charge is assessed in connection with all complete surrenders, all lapses, all decreases in Stated Amount and certain partial surrenders. The charge is based on the 2001 Commissioner’s Standard Ordinary Mortality Tables maximum standard nonforfeiture rate for the first 10 years. Starting with year 11 and through year 15, the charge is graded to zero as follows: 80% of the Surrender Charge applies in year 11, 60% in year 12, 40% in year 13, 20% in year 14 and 0% thereafter.

If you surrender your Policy in full or it lapses when a Surrender Charge applies, we will deduct the total charge from your Accumulation Value. If you decrease the Stated Amount of your Policy while a Surrender Charge applies, your Accumulation Value will be charged with the portion of the total Surrender Charge attributable to the Stated Amount cancelled by the decrease.

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The following is a chart showing the maximum Surrender Charge applicable to the Policy. Because the Surrender Charge is based on your Age, sex, rating classification and the length of time you have held your Policy, your actual Surrender Charge may be significantly less.

	Maximum Surrender Charges Per $1,000 Of Stated Amount
	Male		Female
Age	Nonsmoker	Smoker	Nonsmoker	Smoker

0-20	$18.71	$20.70	$17.60	$19.42
21-30	22.17	25.01	20.71	23.43
31-40	27.71	31.99	25.46	29.66
41-50	36.82	43.46	33.07	39.84
51-60	52.77	58.33	45.50	56.21
61-70	58.17	58.18	58.23	58.36
71-85	57.56	57.58	57.96	57.86

Partial surrenders in any Policy Year totaling 10% or less of the Cash Surrender Value of your Policy as of the end of the previous Policy Year are not subject to any Surrender Charge. Partial surrenders in any Policy Year in excess of 10% of the Cash Surrender Value of your Policy as of the end of the previous Policy Year will be subject to the Surrender Charges equal to the percentage of Cash Surrender Value withdrawn minus 10%.

For example, assume a Policy which now has, and at the end of the previous Policy Year had, an Accumulation Value of $11,100 and a Surrender Charge of $1,100. The Cash Surrender Value of the Policy is therefore $10,000. If you decide to withdraw 25% of such Cash Surrender Value ($2,500), we will impose a charge equal to 15% (25% minus 10%) of the total Surrender Charge (.15 x $1,100 = $165) and reduce your accumulation value by that amount, as well as by the $2,500 you withdrew and the applicable administrative fee.

Transfer and Administrative Fees

A transfer fee (currently $3 and guaranteed not to exceed $15) will be imposed on transfers of values from one portfolio to another or to the General Account or from the General Account to a variable portfolio. Currently, the Company is not assessing this charge on the first 12 transfers made in any Policy Year. Other restrictions may apply to transfers. Please see “Transfers” and “Excessive Trading and Market Timing” for information on other potential restrictions. For partial surrenders, an administrative fee will be charged equal to the lesser of $25 or 2% of the amount surrendered.

Illustration Charge and Charge for Annual Report of Account Status

A fee, not to exceed $100, may be charged for any illustration of benefits and values that you may request after the Issue Date. Currently, standard, automated illustrations are provided at no charge at the time of purchase and after issue. We may charge up to $100 for illustrations which require manual calculations or manipulation or revision to the generating software. Manual calculations are required for illustrations involving increase or decrease in Death Benefits, addition of new riders, cases in lapse pending, cancellations and Death Benefit type changes.

Each year we will send you an annual report which shows the current Accumulation Value, the Cash Surrender Value, the Stated Amount, any Policy Indebtedness, any partial withdrawals since the date of the last report, investment experience credited since the last report, premiums paid and all charges imposed since the last annual report. A fee not to exceed $100 may be charged for a special request for an annual report of your account status. A request for an annual report of your account is a special request when it is for a time period other than a Policy Year. We will also send you all reports required by the 1940 Act.

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Loan Interest

We charge you interest in advance on loans you take from your policy values. The annual rate is 4.25% of loan account balance for regular loans and 3.00% of loan account balance for preferred loans.

Reinstatement Fee

You will be required to pay a reinstatement fee in order to reinstate your policy. The reinstatement fee is comprised of Accrued Monthly Deductions, 2 months of Monthly Deductions calculated based upon your age, gender, risk class, rating and Stated Amount at the time of reinstatement, 6% interest on any outstanding loan amount from the time the policy lapsed and a Premium Expense Charge. The Premium Expense Charge computed under the reinstatement fee applies to the Accrued Monthly Deductions and the 2 months of Monthly Deductions due at the time of reinstatement. Please see “Premium Expense Charge” on page 18 for more information about the charge.

At the time of reinstatement, the policy will be restored to the same Accumulation Value you had when the policy lapsed. The Policy Date and Stated Amount, as well as your Subaccount allocations, remain the same as when the policy lapsed. Monthly deductions and charges for the Policy after reinstatement will be based upon your age, gender, risk class, rating and Stated Amount at the time of reinstatement.

The reinstatement fee is calculated by adding (i) plus (ii) plus (iii) plus (iv), where:

(i)	is the Accrued Monthly Deductions;

(ii)	is 2 months of Monthly Deductions calculated based upon your age, gender, risk class, rating and Stated Amount at the time of reinstatement;

(iii)	is 6% interest on any outstanding loan amount from the time the policy lapsed; and

(iv)	is the Premium Expense Charge on the amounts in (i) and (ii).

For an example of the reinstatement fee, assume a representative insured’s (age 45 male, non-tobacco user, Standard risk class) policy lapsed on January 1st. At the time the policy lapsed, it had a Stated Amount of $100,000 and Accumulation Value of $4,400. The policy had (i) Accrued Monthly Deductions of $70 and (ii) Monthly Deductions of $35 on January 1st and $38 two years from January 1st. The policy has an outstanding loan amount of $2,000. The (iv) Premium Expense Charge is 4.3%, which is comprised of a distribution charge of 2.9% and a state premium tax of 1.4%.

If the policyholder reinstates the policy on January 15th of the same year, the reinstatement fee would be $151.22. This includes:

(i)	$70 of Accrued Monthly Deductions;

(ii)	$70 for two months of the $35 Monthly Deductions;

(iii)	$4.93 of loan interest (calculated at 6% for 15 days from the lapse date to the reinstatement date); and

(iv)	$6.29 for 4.3% Premium Expense Charge on the amounts in (i) and (ii).

If the policyholder reinstates the policy on January 15th two years after the policy lapsed, the reinstatement fee would be $405.30. This includes:

(i)	$70 of Accrued Monthly Deductions;

(ii)	$76 for two months of the $38 Monthly Deductions;

(iii)	$252.74 of loan interest (calculated at 6% for 2 years and 15 days from the lapse date to the reinstatement date); and

(iv)	$6.56 for 4.3% Premium Expense Charge on the amounts in (i) and (ii).

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The policy will be reinstated in both examples with the Stated Amount of $100,000 and an Accumulation Value of $4,400.

Other Charges

Subject to certain requirements, one or more optional insurance benefits may be added to your policy, including riders providing additional term insurance, spouse/additional Insured term insurance, family plan/children insurance, a guaranteed purchase option, accidental death, waiver of premium, exchange of life insured and accelerated Death Benefit. More detailed information concerning such riders may be obtained from your registered representative. Optional riders may not be approved in all states and may be no longer offered by the Company at anytime, without prior notice. The cost of any optional insurance benefits will be deducted as part of the Monthly Deduction. Charges for riders are set forth in the Fee Tables.

The accelerated Death Benefit, also called the Lifetime Advantage Rider, permits you to withdraw up to half the value of your policy (up to $250,000.00) in the event you are diagnosed with a terminal disease and not expected to live more than 12 months. There may be an administrative charge of $100 if permitted under state law for this rider and you can select the rider at anytime by contacting us.

The Overloan Protection Rider will be applied to your policy if you have selected the Guideline Premium Test as your Life Insurance Qualification Test. If the loan on your policy approaches the Cash Surrender Value and you are at least Age 75, you may be able to prevent policy lapse by exercising this rider. This rider has no charge unless you choose to exercise it. The maximum overloan protection benefit charge you may incur upon exercising this rider is 6.71% of the accumulated cash value. In order for you to be able to exercise this rider, all of the conditions listed below must be met:

•	The policy loan amount must equal or exceed the lesser of 94% of the Cash Surrender Value or 99% of the Cash Surrender Value minus the overloan protection benefit charge;

•	The policy must be in force for at least 15 Policy Years;

•	At the time of exercise, the Insured’s Attained Age must be at least 75 but less than 121;

•	You must have selected the Death Benefit Option A at time of issue or change to Death Benefit Option A in order to exercise the rider;

•	The Cash Surrender Value less the loan amount must be sufficient to cover the overloan protection benefit charge;

•	The policy loan amount must be greater than the sum of the total Stated Amount which includes the Stated Amount from an additional coverage life insurance rider attached to the policy; and

•	The policy must not be a Modified Endowment Contract before exercising the rider.

Upon exercising the rider, all values in the variable Subaccounts will be transferred to the General Account. Any outstanding loan amount will be treated as a preferred loan for purposes of loan interest charges and interest crediting. Once you exercise the rider, no further changes to the policy, including increases or decreases in the Stated Amount, may be made. Also, no additional premium payments may be made. The rider will terminate on the day the policy terminates or the Insured reaches the Age of 121.

We may also charge the assets of each portfolio and the General Account to provide for any federal taxes that may become payable by us in respect of such assets. Under current federal law, no such federal taxes are anticipated. In addition, the Funds pay certain fees and expenses from Fund assets. These fees and expenses are reflected in your unit values. The principal expenses at the Fund level are an investment advisory fee and Fund operating expenses. The Funds pay their Advisers annual fees on the basis of each portfolio’s average daily net assets during the month for which the fees are paid. The charges are detailed in the Funds’ prospectuses.

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General Description of the Policy

Ownership Rights

The Policy belongs to the person named in the application, unless later changed. The Policyholder is the Insured unless the application specifies a different person as the Insured or the Policyholder is changed thereafter. While the Insured is living, the Policyholder may exercise all of the rights and options granted in the Policy, with the consent of any irrevocable Beneficiary and subject to the terms of any assignment of the Policy. Your principal rights as Policyholder are as follows:

•	to appoint or change beneficiaries;

•	to receive amounts payable before the death of the Insured;

•	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);

•	to change the Policyholder of the Policy; and

•	to change the face amount of the Policy.

No change of a Policyholder or a Beneficiary will take effect unless we receive written request thereof and the new Policyholder or Beneficiary must have an insurable interest in the life of the Insured at the time of the requested change of Policyholder or Beneficiary. This requirement may not apply in some states. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received.

The policy may be assigned as collateral security. We must be notified in writing if the policy has been assigned. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of an assignment. The Policyholder’s rights and the rights of the Beneficiary may be affected by an assignment. We will not allow an assignment that, in our sole opinion, could result in the transfer of any rights or benefits payable under the policy to a person, entity or a trust that does not have an insurable interest in the life of the Insured at the time of the requested assignment.

Allocation of Premiums

In the Policy application, you may direct the allocation of your net premium payments among up to 18 investment options, including the Subaccounts of VAR and the General Account. Your initial allocation will take effect on the first Process day following the Issue Date or, if later, when we receive your Initial Premium payment. Pending such allocation, Net Premiums will be held in the Money Market Portfolio. Premiums allocated to the DCA program (as described below) will take effect on the day preceding the first Process Day. If you fail to indicate an allocation in your Policy application, we will leave your Net Premiums in the Money Market Portfolio until we receive allocation instructions. You will receive a Policy Amendment with your Policy stating that the premium payment was allocated to the Money Market Portfolio. The amount allocated to any Subaccount or the General Account must equal a whole percentage. You may change the allocation of your future Net Premiums at any time upon written notice to us. Premiums allocated to an increase will be credited to the Subaccounts and the General Account in accordance with your premium allocation then in effect on the later of the date of the increase or the date we receive such a premium.

Transfers

You may transfer the Accumulation Value of your Policy among the Subaccounts of VAR and to the General Account at any time. Each amount transferred must be at least $300 unless a smaller amount constitutes the entire Accumulation Value of the Subaccount from which the transfer is being made, in which case you may only transfer

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the entire amount. There is a transfer fee of $3 for each transfer, but we are presently waiving that charge for the first 12 transfers during a Policy Year. Such fee is guaranteed not to exceed $15 in the future.

Transfers from the General Account to the Subaccounts are subject to additional restrictions. No more than 25% of the Accumulation Value in the General Account as of the end of the previous Policy Year, or $1,000, if greater, may be transferred to one or more of the Subaccounts in any Policy Year.

To the extent that transfers, surrenders and loans from a Subaccount exceed net purchase payments and transfers into that Subaccount, securities of the corresponding portfolio of the Fund may have to be sold. Excessive sales of a portfolio’s securities on short notice could be detrimental to that portfolio and to Policyholders with values allocated to the corresponding Subaccount. To protect the interests of all Policyholders we may limit the number, frequency, method or amount of transfers. Transfers from any Fund on any one day may be limited to 1% of the previous day’s total net assets of that Fund if we or the Fund, in our or their discretion, believe that the Fund might otherwise be damaged.

If and when transfers must be so limited, some transfers will not be made. In determining which transfers will be made, scheduled transfers will be made first, followed by mailed written requests in the order received and, lastly, telephone and facsimile transfers in the order received. This policy will be applied uniformly without exception. If your transfers are not executed, we will notify you first by telephone, then by mail if we are unable to contact you by telephone. Current rules of the Commission preclude us from processing at a later date those requests that were not honored. Accordingly, a new transfer request would have to be submitted in order to make a transfer that was not honored because of these limitations.

We will process a transfer at the end of the Valuation Period on which we receive your request in Good Order. For example, if we receive your request in Good Order by 4:00 p.m. (Eastern Time) on a day when the New York Stock Exchange is open for unrestricted trading, the amount of Accumulation Value you have available to transfer will be based on that day’s price. Please see “Accumulation Unit Values” and “Determination of Variable Accumulation Values” for more information regarding the calculation of your Accumulation Value.

Electronic Access

If you give us authorization, your Policy and unit values and interest rates can be checked by telephoning us at 1-800-366-6654, #1 or by accessing our web site at any time at www.ohionational.com. You may also make transfers and change allocations on our web site. You may only make one electronic, facsimile or telephone (collectively, “electronic”) transfer request per day.

We will honor pre-authorized electronic transfer instructions from anyone who provides the personal identifying information requested. We will not honor electronic transfer requests after we receive notice of your death. For added security, we send the Policyholder a written confirmation of all electronic transfers. However, if we cannot complete a transfer as requested, our customer service representative will contact the Policyholder in writing sent within 48 hours of the electronic request. You may think that you have limited this access to yourself, or to yourself and your representative. However, anyone giving us the necessary identifying information can use electronic access once you authorize it.

We reserve the right to limit or restrict electronic access in any form at any time as to any Policyholder.

Please note that telephone and/or other means of electronic communication may not always be available. Any telephone or electronic device, whether it is yours, your service provider’s, your registered representative or ours can experience inaccessibility, power outages or slowdowns for a variety of reasons. These periods of inaccessibility may delay or prevent our Receipt and processing of your requests. Although we have taken precautions and have emergency contingency plans to limit these problems, we cannot promise complete reliability under all circumstances. If you experience such problems, you should make your transfer request by writing to our Home Office.

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Excessive Trading and Market Timing

We discourage excessive trading and market timing through your Policy and have policies and procedures in place with respect to such activities. Excessive trading into and out of the portfolios can disrupt portfolio investment strategies and increase the portfolios’ operating expenses. In addition, excessive trading lowers overall portfolio performance for long term investors, prevents portfolio managers from taking timely advantage of investment opportunities, and creates liquidity risks for the portfolios. The Policy and the underlying portfolios are not designed to accommodate excessive trading practices. We and the portfolios reserve the right, in our sole discretion, to restrict or reject purchase and exchange orders which we believe represent excessive or disruptive trading. We will contact you the next business day by telephone to inform you that your requested transaction has been rejected. If we are unable to contact you by telephone, we will contact you or your registered representative in writing to inform you of the rejected transaction. Listed below are some, but not necessarily all the steps we may take to discourage excessive trading and market timing.

The first time the Policyholder is determined to have traded excessively, we will notify the Policyholder in writing that his or her Policy will be monitored for additional transactions in excess of the established limits and such subsequent activity may result in suspension of electronic transfer privileges and/or suspension of all transfer privileges. The established limits are determined internally as a protection against frequent trading and are not disclosed in the prospectus or otherwise made public.

Upon the second instance of excessive trading, the Policyholder will be advised that his or her electronic transfer privileges have been suspended and that all transfer requests must be submitted in writing and delivered via U.S. mail.

Upon the third instance of excessive trading, transfers of Policy values will only be permitted into the money market portfolio and all transfer privileges will be suspended. The Policyholder will be informed in writing of the denial of future transfer privileges. If a Policyholder decides to surrender the Policy following suspension of transfer privileges, the Policyholder will incur the resulting Surrender Charge.

We may, in our sole discretion, take any Policy off of the list of monitored policies, or restore suspended transfer privileges if we determine that the transactions were inadvertent or were not done with the intent to market time. Otherwise, all of our policies related to excessive trading and market timing as described in this section will be applied to all Policyholders uniformly and without exception. Other trading activities may be detrimental to the portfolios. Therefore, we may place a Policy on the list of monitored policies despite the fact the Policyholder has not exceeded the established transfer limits. You may be deemed to have traded excessively, even if you have not exceeded the number of free transfers permitted by your Policy.

Some of the factors we may consider when determining whether or not to place a Policy on the list of monitored policies may include, but not be limited to:

•	The number of transfers made in a defined period;

•	The dollar amount of the transfer;

•	The total assets of the portfolios involved in the transfer;

•	The investment objectives of the particular portfolios involved in your transfers; and/or

•	Whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

Policyholders who have not engaged in market timing or excessive trading may also be prevented from transferring Policy values if we, or the portfolios, believe that an intermediary associated with the Policyholder’s account has otherwise been involved in market timing or excessive trading on behalf of other Policyholders. Likewise, Policyholders who have not engaged in intentional market timing or engaged in intentional disruptive or excessive

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trading may have their transfers rejected or their transfer privileges suspended if their trading activity generates an exception report in our transfer monitoring systems.

We may alter or amend this policy as required to comply with state or federal regulations and such regulations may impose stricter standards than currently adopted by us or the portfolios.

Policyholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that we or the portfolios will be able to identify such Policyholders or curtail their trading practices. Our ability and the ability of the portfolios to detect and curtail excessive trading practices may also be limited by operational systems and technology limitations. In addition, because the portfolios receive orders from omnibus accounts, which is common among funds offering portfolios to insurance companies offering variable products, the portfolios may not be able to detect an individual’s excessive trading practices through these omnibus accounts. If we are unable to detect those Policyholders engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.

Pursuant to rules adopted by the Securities and Exchange Commission, we are required to enter into agreements with the Funds which require us to provide the Funds, upon their request, with certain information including taxpayer identification numbers of Policyholders and the amounts and dates of any purchase, redemption, transfer or exchange requests by Policyholders. We are also required to restrict or prohibit further purchases or exchange requests into the Funds by a Policyholder upon instruction from the Funds.

Dollar Cost Averaging

We administer a Dollar Cost Averaging (“DCA”) program enabling you to preauthorize automatic monthly or quarterly transfers of a specified dollar amount from the General Account or Money Market Portfolio to any of the other Subaccounts or to the General Account.

The DCA program is only available on Policies having a total Accumulation Value of at least $2,500. Each transfer under the DCA program must be at least $100 and at least 12 transfers must be scheduled. The initial transfer into the DCA program from the Money Market Portfolio will count against the 12 free transfers you are allowed each Policy Year; however, the transfer fee will not apply to the remaining DCA transfers. Therefore, if you have transfers in excess of 11 outside of the DCA program, you will incur a transfer fee. We may discontinue or modify the DCA program at any time. You may make an unscheduled transfer from a purchase payment allocated to a DCA account, but only for the full value of the DCA attributable to such purchase payment.

DCA generally has the effect of reducing the risk of purchasing at the top of a market cycle by reducing the average cost of indirectly purchasing Fund shares through the Subaccounts to less than the average price of the shares on the same purchase dates. This is because greater numbers of shares are purchased when the share prices are lower than when share prices are higher. However, DCA does not assure you of a profit, nor does it protect against losses in a declining market. In addition, in a rising market, DCA will produce a lower rate of return than will a single up-front investment.

Directed Charges

You may direct us to deduct monthly cost of insurance charges and maintenance fees only from the General Account or the Money Market Portfolio instead of pro rata from all of the portfolios to which you have allocated premium payments. In the event you requested directed charges and there is insufficient values to pay the charges, the remaining amount will be deducted pro rata from the portfolios in which there are values. There is no fee for this service, and you may request this feature at any time. We do, however, reserve the right to alter or discontinue the service at any time.

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Conversion

Once during the first two years following the Issue Date and the date of any increase in Stated Amount, you may convert your Policy or increase, as applicable, to a fixed benefit flexible premium policy by transferring all of your Accumulation Value to the General Account. After such a transfer, minimum values and Death Benefits under your Policy will be determinable and guaranteed. Accumulation Values will be determined as of the date we receive a conversion request at our Home Office. There will be no change in Stated Amount as a result of the conversion and no evidence of insurability is required. Outstanding loans need not be repaid in order to convert your Policy. Transfers of Accumulation Value to the General Account in connection with such a conversion will be made without charge. You may continue to benefit from riders you have selected in this policy upon converting your policy to a fixed benefit flexible premium policy. Please note that the likelihood you will qualify to exercise the Overloan Protection Rider after converting your policy may be decreased because your Accumulation Value will be in the General Account. Please speak with your registered representative.

Modifying the Policy

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or secretary. No registered representative may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

•	to make the Policy or VAR comply with any law or regulation issued by a governmental agency to which we are subject;

•	to assure continued qualification of the Policy as a life insurance contract under the Internal Revenue Code or other Federal or state laws relating to variable life policies;

•	to reflect a change in the operation of VAR; or

•	to provide additional Subaccount and/or Guaranteed Account options.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of any governmental agency to which we are subject, we reserve the right to amend the provision to conform to these laws.

Free Look Period

You have the right to examine and cancel your Policy by returning the Policy to us (or to the registered representative who sold it) on or before 20 days after you receive the Policy. There may be longer or shorter periods depending upon applicable state law. See the “Free Look” provision of your Policy. If you decide to cancel the Policy during the Free Look period, we will treat the Policy as if we never issued it. We will refund monies owed within 7 days after we receive the returned Policy at our Home Office. Initial Premium payments are held in the Money Market Portfolio until the first Process Day following the Issue Date. Your Initial Premiums, therefore, will not share in the investment experience of your initial allocations until the first Process Day. Your state’s laws will determine if we return Accumulation Values or the full refund of Premiums if you choose to cancel the policy during the free look period.

If you live in a state that requires us to return a full refund of premium, we will refund the greater of:

•	your entire payment; or

•	the Accumulation Value plus deductions under the Policy for taxes, charges or fees. (Surrender Charges will not be assessed.)

If you live in a state that requires us to return Accumulation Value, we will refund:

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•	your Accumulation Value as of the date we receive the returned Policy, plus

•	any deductions under the Policy for taxes, charges or fees. (Surrender Charges will not be assessed).

We may postpone payment of the refund under certain conditions. For example, we may delay refund of any payment you made by check until the check has cleared your bank.

Free Look for Increases in Face Amount

Similarly, after an increase in face amount, we will mail or deliver to you a free look notice for the increase. You will have the right to cancel the increase on or before 20 days after you receive the notice. This period may be longer based upon applicable state law. Premium that you submit to us for the approved increase will be invested in your specified Subaccount allocations upon Receipt. If you cancel the increase, you will receive a credit to your Accumulation Value of the charges deducted for the increase. You may elect to have the premium that you submitted to us for the increase either be returned to you or applied to your policy if you decide to cancel the increase.

State Variations

Any state variations in the Policy are described in a special Policy form for use in that state. This prospectus provides all material terms contained within the Policy. If you would like to receive a copy of your Policy and any of its endorsements and riders, contact our Home Office.

Withholding Payment after Premium Payment

We may withhold payment of any increased Accumulation Value or Loan Value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

Other Policies

We offer other variable life insurance policies that may invest in the same portfolios of the Funds. We also offer a full line of traditional life insurance and fixed and variable annuity contracts through our affiliated company, The Ohio National Life Insurance Company. For more information about these policies or contracts, please contact us or your registered representative.

Premiums

Purchasing a Policy

To purchase a Policy, you must submit a completed application to us through one of our licensed agents who is also a registered representative of a registered broker-dealer who has a selling arrangement with Ohio National Equities, Inc. (“ONEQ”). This Policy is not available to legal residents of the state of New York.

The minimum initial amount of insurance coverage (or face amount) is $100,000. The Policy will generally not be issued to anyone over the age of 85.

An Initial Premium is required to purchase a Policy. The Initial Premium is allocated to the Money Market Portfolio until the first Process Day following the Issue Date, at which time your initial allocation will take effect. Premiums allocated to the DCA program will take effect on the day preceding the first Process Day. In addition, you must pay a Minimum Premium to keep the Death Benefit Guarantee in effect during the Death Benefit Guarantee Period. The Death Benefit Guarantee is discussed in more detail later in this prospectus. You must have paid, cumulatively, total premiums that equal or exceed the monthly Minimum Premium indicated on the Policy specification page multiplied by the number of Policy Months the Policy has been in effect. If you fail to meet this requirement, the Death Benefit Guarantee is no longer in effect and may generally not be reinstated. For purposes

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of determining whether you have met the cumulative total premium requirement, we will consider your cumulative total premium payments to be an amount equal to the payments you have actually made minus any policy loans and partial surrenders. The monthly Minimum Premium indicated on the specification page of your Policy will remain a level amount until you reach the end of the Death Benefit Guarantee Period shown on the specification page. The monthly Minimum Premium will increase with any increase in the Stated Amount and decrease with any decrease in Stated Amount. The monthly Minimum Premium may also be changed upon any other type of Policy change. The Death Benefit Guarantee Period is to age 75 or 10 years, if later.

We may, at our discretion, refuse to accept a premium payment of less than $25 or one that would cause the Policy, without an increase in Death Benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law.

To aid you in formulating your insurance plan under the Policy, you will adopt a planned premium schedule at the time of purchase indicating your intended level of payments. The planned premium will generally be an amount greater than your Minimum Premium and less than your Guideline Annual Premium, if applicable. You do not have to follow the planned premium, as it is only a planning device. Paying the planned premium does not guarantee that the Policy will not lapse, unless the Death Benefit Guarantee is in effect.

This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. The aim of this strategy is to continue borrowing from the Policy, while leaving sufficient Cash Surrender Value in the Policy to pay the monthly charges and deductions. You may be required to pay additional premiums to keep the Policy from lapsing. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should consult a competent tax adviser about the tax risks inherent in such a strategy before purchasing the Policy.

Lapse

Provided you pay the Minimum Premiums required to maintain the Death Benefit Guarantee, your Policy will not lapse during the Death Benefit Guarantee Period. If you fail to pay the Minimum Premiums, the Death Benefit Guarantee expires. Without the Death Benefit Guarantee, the Policy will remain in force only as long as the Cash Surrender Value, less any outstanding Policy Indebtedness, is sufficient to pay the next Monthly Deduction. When the Cash Surrender Value will not pay the next Monthly Deduction, you will have a 61 day grace period in which to increase your Cash Surrender Value by paying additional premiums. The grace period begins on the Process Day upon which the policy goes into lapse pending status. We will notify you in writing that your Policy has entered the 61 day grace period. In some states, we will also notify a second addressee listed on the policy. If you do not pay sufficient additional premiums during the grace period, the Policy will lapse and terminate without value.

Reinstatement

Once a Policy has lapsed, you may request reinstatement of the Policy any time within five years of the lapse. Satisfactory proof of insurability and payment of a reinstatement fee are required for reinstatement. While we may reinstate your Policy, we generally will not reinstate the Death Benefit Guarantee. Your cost of insurance will generally be higher for a reinstated Policy.

Replacing Existing Insurance

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only if you determine that this Policy is better for you. You may have to pay a Surrender Charge on your existing insurance, and this Policy will impose a new Surrender Charge period. You should talk to your financial professional or tax adviser to make sure the exchange

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will be tax-free. If, for example, you surrender your existing policy for cash and then buy the Policy, you may have to pay Federal income tax, possibly including a 10% penalty tax, on the surrender. The issuance of the Policy may be delayed where you are replacing existing insurance if (i) we have not received the required replacement forms; or (ii) we have not received the Proceeds from your existing insurance and we have not otherwise received sufficient premium directly from you to put the Policy in force.

Applying For A Policy

After receiving a completed application from a prospective Policyholder, we will begin the underwriting process to decide the insurability of the proposed Insured. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We may require medical examinations and other information before deciding insurability. We will issue a Policy only after underwriting has been completed. We reserve the right to modify our minimum face amount and underwriting requirements at any time, and to reject an application for any reason permitted by law.

If a prospective Policyholder makes an initial payment of at least one minimum monthly payment, we will provide temporary insurance during underwriting. The temporary insurance will be for, up to a maximum of $1,000,000, depending on the Age and underwriting class of the proposed Insured and whether the proposed Insured has other coverage with us. This coverage will continue for no more than 90 days from the date of the application and, if required, the completed medical exam. We will return only the premium paid if death occurs during this coverage under certain circumstances as described in the Limited Temporary Life Insurance Agreement.

If you have made premium payments before we issue the Policy, but no temporary insurance is in effect because of the 90 day limit discussed above, we will allocate those premium payments to a non-interest bearing account. If the Policy is not issued and accepted, we will return premium payments to the payor of the premium payments without interest.

When Insurance Coverage Takes Effect

We will issue the Policy only if the underwriting process has been completed, the application has been approved, and the proposed Insured is alive and in the same condition of health as described in the application. The Issue Date will be the same as the Policy Date except for backdated policies, for which the Policy Date will be prior to the Issue Date, and except for cash on delivery policies, for which the Policy Date will be after the Issue Date. (At your request and in limited circumstances, we will backdate a policy as much as six months.) The Policy Date is the date we use to measure monthly processing dates, Policy Years and Policy Anniversaries. We begin to deduct monthly charges from your Accumulation Value on the Policy Date. Full insurance coverage under the Policy will take effect when the Policy has been issued, the minimum Initial Premium has been paid and the Policyholder has executed a delivery receipt.

Limitation on Right to Contest

We will not contest the insurance coverage provided under the policy, except for any subsequent increase in Stated Amount, after the policy has been in force during your lifetime for a period of two years from the Policy Date or Issue Date depending upon the state law in which you reside. This provision does not apply to any rider which grants disability or accidental death benefits. Any increase in the Stated Amount will not be contested after such increase has been in force during your lifetime for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning the increase. The basis for contestability will vary by state. A new contestable period of two years begins at reinstatement. A new two year contestable period for the event of suicide begins as well although some states limit the new contestable period to one year.

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Accumulation Unit Values

We use accumulation units as a measure of value for bookkeeping purposes. When you allocate Net Premiums to a Subaccount, we credit your Policy with accumulation units. Premiums are credited to the contract’s cash value on the basis of the Subaccount valuation next determined after Receipt of a premium. In addition, other transactions, including loans, partial and full surrenders, transfers, surrender and service charges, and Monthly Deductions, affect the number of accumulation units credited to your Policy. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Subaccount. We determine the unit value of each Subaccount on each valuation date. The number of units so credited or debited will be based on the unit value on the Valuation Date on which the premium payment or transaction request is received by us at our Home Office. The number of units credited will not change because of subsequent changes in unit value. The dollar value of each Subaccount’s units will reflect asset charges and the investment performance of the corresponding portfolio of the Funds.

The accumulation unit value of each Subaccount’s unit initially was $10. The unit value of a Subaccount on any Valuation Date is calculated by multiplying the Subaccount unit value on the previous Valuation Date by its Net Investment Factor for the current Valuation Period.

Determination of Variable Accumulation Values

Your Accumulation Value in VAR may increase or decrease depending on the investment performance of the subaccounts you choose. There is no guaranteed minimum Accumulation Value in VAR.

The Accumulation Value of your Policy will be calculated initially on the later of the Issue Date or when we first receive a premium payment. After that, it is calculated on each Valuation Date. Valuation Dates are typically days when the New York Stock Exchange is open for unrestricted trading. On the initial valuation date, your Accumulation Value will equal the initial net premium paid minus the Premium Expense Charge and the first Monthly Deduction. On each subsequent Valuation Date, your Accumulation Value will be (1) plus any transactions referred to in (2), (3) and (4) and minus any transactions referred to in (5), (6) and (7) which occur during the current Valuation Period, where:

(1)	is the sum of each Subaccount’s Accumulation Value as of the previous Valuation Date multiplied by each Subaccount’s Net Investment Factor for the current Valuation Period;

(2)	is Net Premiums allocated to VAR;

(3)	is transfers from the Loan Collateral Account as a result of loan repayments and reallocations of Accumulation Value from the General Account;

(4)	is interest on Policy Indebtedness credited to the variable Subaccounts;

(5)	is transfers to the Loan Collateral Account in connection with policy loans and reallocations of Accumulation Value to the General Account;

(6)	is any partial surrender made (and any Surrender Charge imposed); and

(7)	is the Monthly Deduction.

Net Investment Factor

We use a Net Investment Factor to measure investment performance of each Subaccount and to determine changes in unit value from one Valuation Period to the next. The Net Investment Factor for a Valuation Period is (a÷b)–c where:

(a)	is (i) the value of the assets of the Subaccount at the end of the preceding Valuation Period, plus (ii) the investment income and capital gains, realized or unrealized, credited to the assets of the Subaccount during the

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Valuation Period for which the Net Investment Factor is being determined, minus, (iii) any amount charged against the Subaccount for taxes or any amount set aside during the Valuation Period by us to provide for taxes we determine are attributable to the operation or maintenance of that Subaccount (currently there are no such taxes);

(b)	is the value of the assets of the Subaccount at the end of the preceding Valuation period; and

(c)	is a charge no greater than 0.75% on an annual basis for mortality and expense risks. This amount may be reduced, depending on your Policy’s cash value.

Death Benefits and Policy Values

As long as the Policy remains in force we will, upon Receipt of due proof of the Insured’s death, pay the Policy Proceeds to the Beneficiary. The amount of the Death Benefit payable will be determined as of the date of death, or on the next following Valuation Date if the date of death is not a Valuation Date.

Unless a Settlement Option is elected, the Proceeds will be paid according to your Beneficiary’s selection from the settlement options listed in the Policy. We offer both beneficiaries and Policyholders a wide variety of Settlement options listed in the Policy. If no selection is made, the Proceeds will be paid in a lump sum.

Settlement Options

In addition to a lump sum payment of benefits under the Policy, any Proceeds may be paid in any of the five methods described in your Policy. The five Settlement Options are (i) Proceeds at interest (ii) Payment for a period of time (iii) Life Income (Under this option, the policy has no more value after the death of the Beneficiary.) (iv) Payment of Certain amount or (v) Joint and Survivor life income. (Under this option, the policy has no more value after the second Beneficiary’s death.) For more details, contact your registered representative. A settlement option may be designated by notifying us in writing at our Home Office. Any amount left with us for payment under a settlement option will be transferred to the General Account. During the life of the Insured, the Policyholder may select a settlement option. If a settlement option has not been chosen at the Insured’s death, the Beneficiary may choose one. If a Beneficiary is changed, the settlement option selection will no longer be in effect unless the Policyholder requests that it continue. A settlement option may be elected only if the amount of the Proceeds is $5,000 or more. In some states, the Beneficiary may select a settlement option other than a lump sum distribution even if the amount of the Proceeds are less than $5,000. We can change the interval of payments if necessary to increase the payments to at least $25 each.

The Policy provides for two Death Benefit options:  a level option (“Option A”) and a variable option (“Option B”). Generally, you designate the Death Benefit option in your Policy application. Subject to certain restrictions, you may change the Death Benefit option from time to time. As long as the Policy remains in force, the Death Benefit under either option will never be less than the Stated Amount of the Policy.

Option A — Level Benefit

The Death Benefit is the greater of:

•	the Policy’s Stated Amount on the date of death, or

•	the Death Benefit determined by the Corridor Percentage Test.

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The death benefit determined by the Corridor Percentage Test equals the Accumulation Value of the Policy on the date of death plus such Accumulation Value multiplied by the corridor percentage. If you choose the Guideline Premium Test, the corridor percentage varies with Attained Age, as indicated in the following table:

Attained	Corridor	Attained	Corridor	Attained	Corridor	Attained	Corridor
Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage

40 & below	150%	52	71%	64	22%	91	4%
41	143	53	64	65	20	92	3%
42	136	54	57	66	19	93	2%
43	129	55	50	67	18	94	1%
44	122	56	46	68	17	95 & above	0%
45	115	57	42	69	16
46	109	58	38	70	15
47	103	59	34	71	13
48	97	60	30	72	11
49	91	61	28	73	9
50	85	62	26	74	7
51	78	63	24	75-90	5

The table above does not apply to the Cash Value Accumulation Test. If you choose the Cash Value Accumulation Test, the corridor percentage varies based on your Age, sex and risk class. Generally, by choosing the Cash Value Accumulation Test you will have the flexibility to pay more premiums and may receive a higher Death Benefit which may result in higher cost of insurance charges. The Guideline Premium Test provides for more limited premium payments but lower cost of insurance charges due to a lower Death Benefit. Lower cost of insurance charges may result in higher cash Accumulation Values. Please request an illustration if you wish to see how the test applies to you.

Illustration of Option A.  The purpose of this illustration is to provide an example of how the corridor percentage affects the Death Benefit. Assume that the Insured’s Attained Age at time of death is 40, the Stated Amount of the Policy is $100,000, and the Insured selected the GPT.

Under these circumstances, any time the Accumulation Value of the Policy is less than $40,000.00, the Death Benefit will be the Stated Amount. However, any time the Accumulation Value exceeds $40,000.00, the Death Benefit will be greater than the Policy’s $100,000.00 Stated Amount due to the Corridor Percentage Test. This is because the Death Benefit for an Insured who dies at age 40 must be at least equal to the Accumulation Value plus 150% of the Accumulation Value. Consequently, each additional dollar added to Accumulation Value above $40,000.00 will increase the Death Benefit by $2.50. Similarly, to the extent Accumulation Value exceeds $40,000.00, each dollar taken out of Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $48,000.00 to $40,000.00, the Death Benefit will be reduced from $120,000.00 to $100,000.00. However, further reductions in the Accumulation Value below the $40,000.00 level will not affect the Death Benefit so long as the reductions are due to performance. Reductions due to surrenders, loans and partial surrenders do affect the Death Benefit.

In the foregoing example, the breakpoint of $40,000.00 of Accumulation Value for using the Corridor Percentage Test to calculate the Death Benefit was determined by dividing the $100,000.00 Stated Amount by 100% plus 150% (the corridor percentage at age 40, as shown in the table above). For your Policy, you may make the corresponding determination by dividing your Stated Amount by 100% plus the corridor percentage for your Age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your Accumulation Value is greater than such dollar figure, your Death Benefit will be determined by the Corridor Percentage Test. If it is less, your Death Benefit will be your Stated Amount.

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Option B — Variable Benefit

The Death Benefit is equal to the greater of:

•	the Stated Amount plus the Accumulation Value on the date of death, or

•	the Death Benefit determined by the corridor percentage as described above and using the foregoing table of corridor percentages.

The Death Benefit determined by the Corridor Percentage Test equals the Accumulation Value of the Policy on the date of death plus such Accumulation Value multiplied by the corridor percentage. If you choose the Guideline Premium Test, the corridor percentage varies with Attained Age, as indicated in the following table:

Attained	Corridor	Attained	Corridor	Attained	Corridor	Attained	Corridor
Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage

40 & below	150%	52	71%	64	22%	91	4%
41	143	53	64	65	20	92	3%
42	136	54	57	66	19	93	2%
43	129	55	50	67	18	94	1%
44	122	56	46	68	17	95 & above	0%
45	115	57	42	69	16
46	109	58	38	70	15
47	103	59	34	71	13
48	97	60	30	72	11
49	91	61	28	73	9
50	85	62	26	74	7
51	78	63	24	75-90	5

The table above does not apply to the Cash Value Accumulation Test. If you choose the Cash Value Accumulation Test, the corridor percentage varies based on your Age, sex and risk class. Generally, by choosing the Cash Value Accumulation Test you will have the flexibility to pay more premiums and may receive a higher Death Benefit which may result in higher cost of insurance charges. The Guideline Premium Test provides for more limited premium payments but lower cost of insurance charges due to a lower Death Benefit. Lower cost of insurance charges may result in higher cash Accumulation Values. Please request an illustration if you wish to see how the test applies to you.

Illustration of Option B.  Again assume that the Insured’s Attained Age at the time of death is 40 and that the Stated Amount of the policy is $100,000.00, and the Insured selected the GPT.

Under these circumstances, a Policy with Accumulation Value of $20,000.00 will have a Death Benefit of $120,000.00 ($100,000.00 + $20,000.00). An Accumulation Value of $60,000.00 will yield a Death Benefit of $160,000.00 ($100,000.00 + $60,000.00). The Death Benefit under this illustration, however, must be at least equal to the Accumulation Value plus 150% of the Policy’s Accumulation Value. As a result, if the Accumulation Value of the Policy exceeds $66,667.00, the Death Benefit will be greater than the Stated Amount plus Accumulation Value. Each additional dollar of Accumulation Value above $66,667.00 will increase the Death Benefit by $2.50. Under this illustration, a policy with an Accumulation Value of $80,000.00 will provide a Death Benefit of $200,000.00 ($80,000.00 + (150% × $80,000.00)).

Similarly, to the extent that Accumulation Value exceeds $66,667.00, each dollar taken out of Accumulation Value reduces the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $80,000.00 to $68,000.00, the Death Benefit will be reduced from $200,000.00 to $170,000.00.

In the foregoing example, the breakpoint of $66,667.00 of Accumulation Value for using the Corridor Percentage Test to calculate the Death Benefit was determined by dividing the $100,000.00 Stated Amount by 150% (the corridor percentage at age 40, as shown in the table above). For your Policy, you may make the corresponding determination by dividing your Stated Amount by the corridor percentage for your Age (see the table above). The

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calculation will yield a dollar amount which will be your breakpoint for using the Corridor Percentage Test. If your Accumulation Value is greater than such dollar figure, your Death Benefit will be determined by the Corridor Percentage Test. If it is less, your Death Benefit will be your Stated Amount plus your Accumulation Value.

Change in Death Benefit Option

Generally, after the second Policy Year, you may change your Death Benefit option on any Process Day by sending us a written request. We may, in our discretion, refuse to accept a change in Death Benefit option that will disqualify the policy as a life insurance contract under the Code. Changing Death Benefit options from Option B to Option A will not require evidence of insurability. Changing Death Benefit options from Option A to Option B may require evidence of insurability. The effective date of any such change will be the Process Day on or following the date of Receipt of your request.

As a general rule, when you wish to have favorable investment performance reflected in higher Accumulation Value, you should elect the Option A Death Benefit. Conversely, when you wish to have favorable investment performance reflected in increased insurance coverage, you should generally elect the Option B Death Benefit.

If you change your Death Benefit from Option A to Option B, your new Stated Amount will decrease by the accumulated value at the time of the change. This change may not be permitted if the new Stated Amount is less than issue amount limits.

If you change your Death Benefit option from Option B to Option A, your Stated Amount will be increased by the amount of your Accumulation Value to equal the Death Benefit which would have been payable under Option B on the effective date of the change. For example, a Option B policy with a $100,000.00 Stated Amount and $20,000.00 Accumulation Value ($120,000.00 Death Benefit) would be converted to a Option A policy with $120,000.00 Stated Amount. Again, the Death Benefit would remain the same on the effective date of the change.

A change in the Death Benefit option will not alter the amount of the Accumulation Value or the Death Benefit payable under the Policy on the effective date of the change. However, switching between the variable and the level options will alter your insurance program with consequent effects on the level of your future Death Benefits, Accumulation Values and premiums. For a given Stated Amount, the Death Benefit will be greater under Option B than under Option A, but the Monthly Deduction will be greater under Option B than under Option A. Furthermore, assuming your Accumulation Value continues to increase, your future cost of insurance charges will be higher after a change from Option A to Option B and lower after a change from Option B to Option A. If your Accumulation Value decreases in the future, the opposite will be true. Changes in the cost of insurance charges have no effect on your Death Benefit under Option A. Under Option B, however, increased cost of insurance charges will reduce the future Accumulation Value and Death Benefit to less than they otherwise would be.

Death Benefit Guarantee

We guarantee that the Policy will not lapse during the Death Benefit Guarantee Period provided you pay the Minimum Premium. The amount of any policy loans and partial surrenders will count against the cumulative total premium payments you have made. As long as the Death Benefit Guarantee is in effect, the Policy will not lapse even if, because of adverse investment performance, the Cash Surrender Value falls below the amount needed to pay the next Monthly Deduction. The Death Benefit Guarantee Period runs to the later of 10 years from the Policy Date or age 75.

If on any Process Day the Minimum Premium requirement is not met, we will send you a notice of the required payment. If we do not receive the required payment within 61 days of the date of the mailing of such notice, the Death Benefit Guarantee will no longer be in effect. Generally, the Death Benefit Guarantee may not be reinstated once it has been lost.

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Changes in Stated Amount

Subject to certain limitations, you may at any time after the first Policy Year increase your Policy’s Stated Amount or decrease your Stated Amount by sending us a written request. We may limit you to two such changes in each Policy Year. Any change must be of at least $10,000. The effective date of the increase or decrease will be the process day on or following approval of the request. A change in Stated Amount will affect those charges assessed on a per $1000 of Stated Amount disclosed in the fee tables and Surrender Charges.

Increases.  An increase is treated similarly to the purchase of a new Policy. To obtain an increase, you must submit a supplemental application to us with satisfactory proof of insurability. An increase to the policy may result in a different cost of insurance charge for the increase depending upon insurability at the time of the increase. Depending on your Accumulation Value, you may or may not have to pay additional premiums to obtain an increase. If you must pay an additional premium, we must receive it by the effective date of the increase. The Minimum Premium required to maintain the Death Benefit Guarantee will be increased upon an increase in Stated Amount.

After an increase, a portion of your premium payments will be allocated to the increase. The allocated amounts will be in the same proportion to your total premium payments as the monthly Minimum Premium for the increase is to the monthly Minimum Premium for your initial Stated Amount plus the monthly Minimum Premiums for all increases.

Only the increase in Stated Amount will be subject to the additional Surrender Charge.

With respect to premiums allocated to an increase, you will have the same free look and conversion rights with respect to an increase as with the initial purchase of your Policy.

Decreases.  You may decrease your Stated Amount after the first Policy Year, subject to the following limitations:

•	The Stated Amount after any requested decrease may not be less than the minimum Stated Amount of $100,000.

•	The minimum decrease amount is $10,000.

•	We will not permit a decrease in Stated Amount if the decrease would disqualify the policy as life insurance under the Code.

If you decrease your Stated Amount, we will deduct any applicable Surrender Charge from your Accumulation Value. For purposes of calculating the amount of that Surrender Charge and the cost of insurance charge on your remaining coverage, a decrease in Stated Amount will reduce your existing Stated Amount in the following order:

•	the Stated Amount provided by your most recent increase,

•	your next most recent increases successively, and

•	your initial Stated Amount.

The Minimum Premium required to maintain the Death Benefit Guarantee will be reduced upon a decrease in Stated Amount.

Surrenders and Partial Surrenders

As an alternative to obtaining access to your Accumulation Value by using the loan provisions, you may obtain your Cash Surrender Value by exercising your surrender or partial surrender privileges. Partial or Full Surrenders, however, may involve tax liability.

You may surrender your Policy in full at any time by sending a written request on a form acceptable to us together with the Policy to our Home Office. The Cash Surrender Value of the Policy equals the Accumulation Value less

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any applicable Surrender Charges. Increases in Stated Amount carry their own Surrender Charge period, therefore, the total Surrender Charge may vary based on the total number of increases during the Policy period. Upon surrender, the amount of any outstanding loans will be deducted from the Cash Surrender Value to determine the Proceeds. The Proceeds will be determined on the Valuation Date on which the request for surrender is received. For example, if we receive your request in Good Order by 4:00 p.m. (Eastern Time) on a day when the New York Stock Exchange is open for unrestricted trading, the Proceeds will be determined using that day’s price. Proceeds will generally be paid within seven days of Receipt of a request for surrender.

After the first year after the Issue Date, you may obtain a portion of your Accumulation Value upon partial surrender of the Policy. Partial surrenders cannot be made more than twice during any Policy Year. The amount of any partial surrender may not exceed the Cash Surrender Value, minus:

•	any outstanding Policy Indebtedness,

•	an amount sufficient to cover the next two Monthly Deductions, and

•	the Administrative Fee of $25 or 2% of the amount surrendered, if less.

We will reduce the Accumulation Value of your Policy by the amount of any gross partial surrender, which is equal to the amount disbursed plus the Administrative Fee plus any applicable Surrender Charge. In doing so, we will deduct the Accumulation Value taken by a partial surrender from each increase in the reverse order in which the increases were made and your initial stated amount in proportion to the amount such increases and initial stated amount bear to the total Stated Amount. We will also treat your cumulative total premium payments as having been reduced by the amount of any partial surrender, which could cause the Death Benefit Guarantee to lapse.

Under Option A, a partial surrender reduces your Stated Amount. Such a surrender will result in a dollar for dollar reduction in the death Proceeds except when the death Proceeds of your Policy are determined by the Corridor Percentage Test. The Stated Amount remaining after a partial surrender may be no less than the minimum Stated Amount of $100,000. If increases in Stated Amount have occurred previously, a partial surrender will first reduce the Stated Amount of the most recent increase, then the next most recent increases successively, then the initial Stated Amount.

Under Option B, a partial surrender reduces your Accumulation Value. Such a reduction will result in a dollar for dollar reduction in the death Proceeds except when the death Proceeds are determined by the Corridor Percentage Test. Because the Option B Death Benefit is the sum of the Accumulation Value and Stated Amount, a partial surrender under Option B does not reduce your Stated Amount but instead reduces Accumulation Value.

If the Proceeds payable under either Death Benefit option both before and after the partial surrender are determined by the Corridor Percentage Test, a partial surrender generally will result in a reduction in Proceeds equal to the amount paid upon such surrender plus such amount multiplied by the applicable corridor percentage. You should consider the impact of the Policy ceasing to be life insurance in this instance.

During the first 15 Policy Years and for 15 years after the effective date of an increase, a Surrender Charge will be charged on the amount of partial surrenders in any Policy Year that exceeds 10% of the Cash Surrender Value as of the end of the previous Policy Year, in addition to the administrative fee of the lesser of $25 or 2% of the amount surrendered.

Loans

After the first Policy Year, you may borrow up to the Loan Value of your Policy by sending a written request on a form acceptable to us to our Home Office. The Loan Value is the Cash Surrender Value less the monthly charges, including the cost of insurance charges, on your Policy to the end of the current Policy Year. The Loan Value will never be less than 90% of the Cash Surrender Value. The amount available at any time for a policy loan is the Loan Value less the amount of any outstanding loan. We will generally distribute the loan Proceeds to you within

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seven days from Receipt of your request for the loan at our Home Office, although payment of the Proceeds may be postponed under certain circumstances. (See the “Postponement of Payments” section below.) In some circumstances, loans may involve tax liability. (See “Taxes”.)

When a loan is made, Accumulation Value in an amount equal to the loan will be taken from the General Account and each Subaccount in proportion to your Accumulation Value in the General Account and each Subaccount. This value is then held in the Loan Collateral Account and earns interest at an effective rate guaranteed to be at least 3% per year. Such interest is credited to the Subaccounts and the General Account in accordance with the premium allocation then in effect.

We charge you interest in advance on loans you take from your Policy values. The annual rate we deduct from your loan Proceeds is 4.08%. Due to the compounding of interest paid at the beginning of the year this amount is equivalent to an annual rate of 4.25% if the interest was paid at the end of the year. When we make a loan, we add to the amount of the loan the interest covering the period until the end of the Policy Year. At the beginning of each subsequent Policy Year, if you fail to pay the interest in cash, we will transfer sufficient Accumulation Value from the General Account and each Subaccount to pay the interest for the following Policy Year. The allocation will be in proportion to your Accumulation Value in each Subaccount.

You may repay a loan at any time, in whole or in part, before we pay the Policy Proceeds. When you repay a loan, interest already charged covering any period after the repayment will reduce the amount necessary to repay the loan. Premiums paid in excess of any loan interest due and planned premium will be applied to reduce or repay such loan. When a loan repayment is made the Loan Collateral Account will be reduced by the amount of the repayment. The value of the repayment will be allocated first to the General Account until the amount in the General Account is equal to the amount which was in the General Account immediately prior to the loan. Thereafter, the additional portion of the repayment, if any, will be allocated to the General Account and each Subaccount using the same percentages used to allocate Net Premiums unless you give notice otherwise.

Any outstanding Policy Indebtedness will be subtracted from the Proceeds payable at the Insured’s death and from Cash Surrender Value upon complete surrender or maturity. We will also treat your cumulative total premium payments as having been reduced by an amount equal to the loan, which could cause the Death Benefit Guarantee to lapse.

A loan, whether or not repaid, will have a permanent effect on a Policy’s Cash Surrender Value (and the Death Benefit under Option B policies) because the investment results of the Subaccounts will apply only to the amount remaining in the subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, Policy values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Policy values will be higher than they would have been had no loan been made.

Preferred Loans

A preferred loan is available at any time on or after the 10th Policy anniversary. In the first Policy Year in which you take a preferred loan, the maximum preferred loan available is 10% of the gross Loan Value. The gross Loan Value is the Cash Surrender Value minus an amount to cover monthly charges to the next Policy anniversary. In later Policy Years, you may increase your preferred loan by an amount not greater than 10% of the gross Loan Value. The total amount of the preferred loan amount may never exceed the gross Loan Value. Loan interest on preferred loans is payable in advance at an annual rate of 2.91262%. Due to the compounding of interest paid at the beginning of the year this amount is equal to an annual rate of 3.00% if the interest was paid at the end of the year. The interest rate credited to the Accumulation Value equal to the loaned amount under this preferred loan provision is 3.00%.

Certain Policy loans may result in currently taxable income and tax penalties. If you are considering the use of Policy loans as retirement income, you should consult your personal tax adviser regarding potential tax consequences that may arise if you do not make necessary payments to keep the Policy from lapsing. The amount of the premium payments necessary to keep the Policy from lapsing will increase with your Age.

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Postponement of Payments

Payment of any amount upon a complete or partial surrender, a Policy loan, or benefits payable at death or maturity may be postponed whenever:

•	the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the Exchange is restricted as determined by the Commission;

•	the Commission by order permits postponement for the protection of Policyholders; or

•	an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of VAR’s net assets.

We may also withhold payment of any increased Accumulation Value or Loan Value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

Lapse and Reinstatement

Provided you pay the Minimum Premium and thereby keep the Death Benefit Guarantee in effect, your Policy will not lapse during the Death Benefit Guarantee Period. If you fail to pay the Minimum Premium and, as a result, the Death Benefit Guarantee is not in effect, the Policy will remain in force as long as the Cash Surrender value less any Policy Indebtedness is sufficient to pay the next Monthly Deduction. If the Cash Surrender Value less any Policy Indebtedness is insufficient to pay the next Monthly Deduction, you will be given a 61 day grace period within which to make a premium payment to avoid lapsing. The 61-day grace period begins on the due date of the monthly charges. The premium required to avoid lapse will be equal to the amount needed to allow the Cash Surrender Value less any Policy Indebtedness to cover the Monthly Deduction for two Policy Months. This required premium will be indicated in a written notice which we will send to you at the beginning of the grace period. The grace period begins when we mail the notice. In some states, we will also send the notice to a second addressee listed on the policy. The Policy will continue in force throughout the grace period, but if the required premium is not received in our Home Office by 4:00 p.m. Eastern Time on the last day of the grace period, the Policy will terminate without value at the end of the grace period. If the last day of the grace period is a Saturday, Sunday or a federal holiday, the required premium must be received in our Home Office by 4:00 p.m. Eastern Time the prior business day. If you die during the grace period, the Death Benefit will be reduced by the amount of any unpaid Monthly Deduction. However, the Policy will never lapse due to insufficient Cash Surrender Value as long as the Death Benefit Guarantee is in effect.

Reinstatement

If the Policy lapses, you may apply for reinstatement anytime within five years. Your policy will be reinstated if you supply proof of insurability as described in your contract and pay the reinstatement fee. The reinstatement fee is comprised of Accrued Monthly Deductions, 2 months of Monthly Deductions calculated based upon your age, gender, risk class, rating and Stated Amount at the time of reinstatement, 6% interest on any outstanding loan amount from the time the policy lapsed and a Premium Expense Charge. The Premium Expense Charge computed under the reinstatement fee applies to the Accrued Monthly Deductions and the 2 months of Monthly Deductions due at the time of reinstatement. Please see “Premium Expense Charge” on page 18 for more information about the charge.

At the time of reinstatement, the policy will be restored to the same Accumulation Value you had when the policy lapsed. The Policy Date and Stated Amount, as well as your Subaccount allocations, remain the same as when the policy lapsed. Monthly deductions and charges for the Policy after reinstatement will be based upon your age, gender, risk class, rating and Stated Amount at the time of reinstatement.

Please see “Reinstatement Fee” on page 21 for examples of the reinstatement fee calculation.

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Taxes

The following description is a brief summary of some of the Code provisions which, in our opinion, may currently affect the Policy. This summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent tax advisers should be consulted for more complete information. Tax laws can change, even with respect to policies that have already been issued. Tax law revisions, with unfavorable consequences to policies offered by this prospectus, could have retroactive effect on previously issued policies or on subsequent voluntary transactions in previously issued policies.

Policy Proceeds

The Policy contains provisions not found in traditional life insurance policies providing only for fixed benefits. However, under the Code the Policy should qualify as a life insurance policy for federal income tax purposes as long as certain conditions are met. Consequently, the Proceeds of the Policy payable to the Beneficiary on the death of the Insured will generally be excluded from the Beneficiary’s income for purposes of federal income tax. As long as the Policy remains in effect, any increases in the value of the Policy will not be taxable.

Current tax rules and penalties on distributions from life insurance policies apply to any life insurance policy issued or materially changed on or after June 21, 1988 that is funded more heavily (faster) than a traditional whole life plan designed to be paid-up after the payment of level annual premiums over a seven-year period. Thus, for such a policy (called a “modified endowment contract” in the Code), any distribution, including surrenders, partial surrenders, maturity Proceeds, and loans secured by the policy, during the Insured’s lifetime (but not payments received as an annuity or as a Death Benefit) would be included in the Policyholder’s gross income to the extent that the policy’s Cash Surrender Value exceeds the owner’s investment in the policy. In addition, a ten percent penalty tax applies to any such distribution from such a policy, to the extent includible in gross income, except if made:

•	after the taxpayer’s attaining age 59 1/2,

•	as a result of his or her disability, or

•	in one of several prescribed forms of annuity payments.

Loans received under the Policy (unless the Policy is a modified endowment contract) will be construed as indebtedness of the Policyholder in the same manner as loans under a fixed benefit life insurance policy and no part of any loan under the Policy is expected to constitute income to the Policyholder. Interest payable with respect to such loans is not tax deductible. If the Policy is surrendered or lapsed, any Policy loan then in effect is treated as taxable income to the extent that the Policy’s Accumulation Value (including the loan amount) then exceeds your “basis” in the Policy. (Your “basis” equals the total amount of premiums that were paid into the Policy less any withdrawals from the Policy plus any amounts reported to you as taxable income due to loans secured by the Policy.)

Federal estate and local estate, inheritance and other tax consequences of Policy ownership or Receipt of Policy Proceeds depend upon the circumstances of each Policyholder and Beneficiary.

Avoiding Modified Endowment Contracts

If you have previously authorized us to do so, we will hold your premium payment for up to ten (10) business days, if applying the premium payment before the due date would cause the Policy to be treated as a Modified Endowment Contract (MEC) for federal income tax purposes.

If (i) you have not given us prior authorization to hold your premium payment for up to ten (10) business days, and we determine your premium payment will cause your Policy to become a MEC if we apply your premium payment immediately or (ii) we determine that your premium will cause the Policy to become a MEC even if we wait ten (10) business days to apply the premium, we will attempt to contact you within two (2) business days to determine your intent regarding the premium payment. If you do not want the Policy to be treated as a MEC for tax purposes, we will (i) delay applying the premium for ten (10) business days, where applicable, or (ii) refund the premium payment to the payor of the premium payment within five (5) business days of confirming your intention. If we are unable to confirm your intentions within two (2) business days of Receipt of the premium

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payment, we will apply the premium payment as of the third Valuation Date, and your Policy will be treated as a MEC for federal income tax purposes.

Correction of Modified Endowment Contracts

If you have made premium payments in excess of the amount that would be permitted without your Policy being treated as a MEC under the Code, you may, upon timely written request, prevent that tax treatment by receiving a refund, without deduction of any charges, of the excess premium paid, plus interest thereon at the rate of 6% per year. Under the Code, such a corrective action must be completed by no later than 60 days after the end of the year following the date the Policy became a MEC.

Right to Charge for Company Taxes

We are presently taxed as a life insurance company under the provisions of the Code. The Tax Reform Act of 1984 specifically provides for adjustments in reserves for flexible premium policies, and we will reflect flexible premium life insurance operations in our tax return in accordance with such Act.

Currently, no charge is assessed against VAR for our federal taxes, or provision made for such taxes, that may be attributable to VAR. However, we may in the future charge each Subaccount of VAR for its portion of any tax charged to us in respect of that Subaccount or its assets. Under present law, we may incur state and local taxes (in addition to premium taxes) in several states. We may decide to assess charges for such taxes, or make provision for such taxes, against VAR. Any such charges against VAR or its Subaccounts could have an adverse effect on the investment performance of the Subaccounts.

Legal Proceedings

There are no legal proceedings to which VAR is a party or to which the assets of any of the Subaccounts of VAR are subject. We (including Ohio National Equities, Inc.) are not involved in any litigation that is of material importance in relation to our total assets or that relates to VAR.

Financial Statements

The financial statements of the Registrant, Ohio National Variable Account R, and the financial statements and schedules of the Depositor, Ohio National Life Assurance Corporation are included in the Statement of Additional Information (“SAI”). A copy of the SAI may be obtained by contacting your registered representative, by contacting us at 1-800-366-6654 or by writing us at One Financial Way, Cincinnati, Ohio 45242. Copies are also on file with the Securities and Exchange Commission and are available on the Commission’s EDGAR System found at www.sec.gov.

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Glossary

We have tried to make this prospectus as easy to read as possible. However, because of the complexity of the Policy, it is sometimes necessary to use technical or defined terms. Listed below are some of the unfamiliar terms you may see in this prospectus.

Accumulation Value — the sum of the policy’s values in the Subaccounts, the General Account and the Loan Collateral Account.

Accrued Monthly Deduction — monthly deductions accrued and outstanding as of the date the policy lapses.

Age — the Insured’s age at his or her nearest birthday.

Attained Age — the Insured’s age at the end of the most recent policy year.

Beneficiary — the Beneficiary designated by the Policyholder in the application or in the latest notification of change of Beneficiary filed with us. If the Policyholder is the Insured and if no Beneficiary survives the Insured, the Insured’s estate will be the Beneficiary. If the Policyholder is not the Insured and no Beneficiary survives the Insured, the Policyholder or the Policyholder’s estate will be the Beneficiary.

Cash Surrender Value — the Accumulation Value minus any applicable Surrender Charges. The Cash Surrender Value is subject to Policy Indebtedness.

Cash Value Accumulation Test — a method for determining whether the policy qualifies as a life insurance contract under the Code by not allowing the cash value to exceed the net single premium to fund future benefits.

Code — the Internal Revenue Code of 1986, as amended and all related regulations.

Commission — the Securities and Exchange Commission.

Corridor Percentage Test — a method of determining the minimum Death Benefit as required by the Code to qualify the policy as a “life insurance contract”. The minimum Death Benefit equals the Accumulation Value plus the Accumulation Value multiplied by a percentage that varies with Age as specified by the Code.

Death Benefit — the amount payable upon the death of the Insured, before deductions for policy indebtedness and unpaid Monthly Deductions.

Death Benefit Guarantee — our guarantee that the policy will not lapse so long as you have met the Minimum Premium requirement and the policy is still within the Death Benefit Guarantee period.

General Account — our assets other than those allocated to our separate accounts. The General Account may also be called the Guaranteed Account or the Fixed Account.

Good Order — an instruction or request is in Good Order when it is received in our Home Office, or other place we may specify, and has such clarity and completeness that we do not have to exercise any discretion to carry out the instruction or request. We may require that the instruction or request be given in a certain form. If we do require it be given in a certain form then the instruction or request submitted must comply with the specified form to be in Good Order.

Guideline Annual Premium — the annual premium that would be payable through the policy Maturity Date for a specified Stated Amount of coverage if we scheduled premiums as to both timing and amount and such premiums were based on the 2001 Commissioners Standard Ordinary Mortality Table, net investment earnings at an annual effective rate of 4%, and fees and charges as set forth in the policy. This is the maximum premium permitted under the Code. All policy changes affect the Guideline Annual Premium, and we may, in our discretion, refuse to accept any policy change that would cause the policy to be disqualified as life insurance under the Code.

Guideline Premium Test — a method for determining whether the policy qualifies as a life insurance contract under the Code by not allowing premiums paid to exceed the amount required to endow the contract at age 100 based on guaranteed charges at 4.00% interest.

Home Office — our principal executive offices located at One Financial Way, Cincinnati, Ohio 45242.

Form 6055

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Initial Premium — an amount you must pay to begin policy coverage. It must be at least equal to one monthly Minimum Premium.

Insured — the person upon whose life the policy is issued.

Issue Date — the date we approve your application and issue your policy. The Issue Date will be the same as the Policy Date except for backdated policies, for which the Policy Date will be prior to the Issue Date, and except for cash on delivery policies, for which the Policy Date will be after the Issue Date.

Loan Collateral Account — an account to which Accumulation Value in an amount equal to a policy loan is transferred pro rata from the Subaccounts of VAR and the General Account.

Loan Value — the maximum amount that you may borrow under the policy. The Loan Value equals the Cash Surrender Value minus the cost of insurance charges for the balance of the Policy Year. The Loan Value minus Policy Indebtedness equals the amount you may borrow at any given time.

Maturity Date — unless otherwise specified in the policy, the Maturity Date is the end of the Policy Year nearest the Insured’s 121st birthday. In some states, we may extend the policy past the Maturity Date if you so request.

Minimum Premium — the monthly premium set forth on the specification page of your policy or any endorsement sent to you following a policy change necessary to maintain the Death Benefit Guarantee. Although we express the Minimum Premium as a monthly amount, you need not pay it each month. Rather, you must pay, cumulatively, premiums that equal or exceed the sum of the Minimum Premiums required for each month that the Death Benefit Guarantee remains active. The cumulative Minimum Premium is reduced by all loans and partial surrenders.

Monthly Deduction — the monthly charge against cash value which includes the cost of insurance, an administration charge, and the cost of any optional insurance benefits added by rider.

Net Investment Factor — the percentage change in value of a Subaccount from one Valuation Period to the next.

Net Premiums — the premiums you pay less the Premium Expense Charge.

Planned Premium — a schedule indicating the Policyholder’s Planned Premium payments under the policy. The schedule is a planning device only and you do not need to adhere to it.

Policy — this flexible premium variable life insurance policy. The policy may also be called the contract.

Policy Date — the date as of which policy charges begin. The Policy Date is used to determine Policy Months and years.

Policy Month — each Policy Month starts on the same date in each calendar month as the Policy Date.

Policy Year — each Policy Year starts on the same date in each calendar year as the Policy Date.

Policy Indebtedness — the total of any unpaid policy loans.

Policyholder — the person so designated on the specification page of the policy. The Policyholder may also be called the contractowner.

Premium Expense Charge — an amount deducted from gross premiums consisting of a distribution charge and any state premium tax and other state and local taxes applicable to your policy.

Proceeds — the amount payable on surrender, maturity or death.

Process Day — the first day of each Policy Month. We deduct Monthly Deductions and credit any interest earned on any amounts in the fixed account or on any outstanding loan balance on this day.

Pronouns — “our”, “us” or “we” means Ohio National Life Assurance Corporation. “You”, “your” or “yours” means the Insured. If the Insured is not the Policyholder, “you”, “your” or “yours” means the Policyholder when referring to policy rights, payments and notices.

Form 6055

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Receipt — with respect to transactions requiring valuation of variable account assets, a notice or request is deemed received by us on the date actually received if received on a Valuation Date before 4:00 p.m. Eastern Time. If received on a day that is not a Valuation Date or after 4:00 p.m. Eastern Time on a Valuation Date, it is deemed received on the next Valuation Date.

Settlement Options — methods of paying the Proceeds other than in a lump sum.

Stated Amount — the minimum Death Benefit payable under the policy as long as the policy remains in force and which is set forth on the specification page of your policy.

Stipulated Premium — an amount selected by the policyowner at the time of purchasing the policy that will be waived each period as planned premium if the Insured is totally disabled and exercises the Waiver of Premium for Total Disability rider.

Subaccount — a subdivision of VAR which invests exclusively in the shares of a corresponding portfolio of one of the Funds.

Surrender Charge — a charge assessed in connection with policy surrenders, partial surrenders, lapses and decreases in Stated Amount applicable for 15 years from the Policy Date with respect to your initial Stated Amount and from the date of any increase in Stated Amount with respect to such increase. Surrender Charges are based on your Age, sex, underwriting classification and length of time you have held your policy. See the specification pages of your policy or the discussion under “Surrender Charges” for more information.

Valuation Date — each day on which the net asset value of Fund shares is determined. See the accompanying Fund prospectuses.

Valuation Period — the period of time from one determination of variable accumulation unit values to their next determination. Such values will be determined as often as we choose to do so, but will occur at least once a week or as often as required by the 1940 Act.

VAR — Ohio National Variable Account R.

Form 6055

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To learn more about ONLAC, this Policy and Ohio National Life, you should read the SAI dated May 1, 2009. You can request a free copy of the SAI, request other information about this Policy or make inquires about your Policy by contacting your registered representative, by contacting us at 1-800-366-6654 or by writing to us at One Financial Way, Cincinnati, Ohio 45242.

The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the policy. Information about us and the policy (including the SAI) may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 100 F Street, NE, Washington, DC 20549-1580. Additional information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-1580.

Investment Company Act of 1940 Registration File No. 811-4320
Securities Act of 1933 Registration File No. 333-153020

Form 6055

Statement of Additional Information
Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, Ohio 45242
Telephone (800) 366-6654
Ohio National Variable Account R
Virtus VUL
Individual, Flexible Premium Variable Life Insurance Policy
This Statement of Additional Information contains additional information to the Prospectus for the individual, flexible premium variable life insurance policy (the “Policy”) issued by Ohio National Life Assurance Corporation (“the Company”). This Statement of Additional Information is not a prospectus and it should be read only in conjunction with the prospectus for the policy. The prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the prospectus by contacting your agent or representative or by writing us at the address above or calling us toll-free at the telephone number listed above.
May 1, 2009

Table of Contents

General Information	1
Services	2
Additional Information about Operation of Policies and Registrant	2
Additional Information about Charges	4
Performance Data	5
Indemnification	5
Principal Underwriter	6
Financial Data
General Information
Ohio National Life Assurance Corporation
We were established on June 26, 1979 under the laws of Ohio to facilitate the issuance of certain nonparticipating insurance policies. We are a wholly-owned stock subsidiary of Ohio National Life. We are licensed to sell life insurance in 47 states, the District of Columbia and Puerto Rico.
Ohio National Variable Account R (“VAR”)
We established VAR on May 6, 1985 pursuant to the insurance laws of the State of Ohio. VAR is registered with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or of us. Under Ohio law and federal securities law, VAR’s assets are held separate from our assets and exclusively for the benefit of policyholders and persons entitled to payments under the policy. VAR’s assets are not chargeable with liabilities arising out of our other business.
We keep VAR’s assets segregated from assets of our General Account. We maintain records of all purchases and redemptions of Fund shares by each of VAR’s subaccounts.
VAR has subaccounts corresponding to each of the Funds listed in the prospectus. VAR may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests in one of the Funds. The income and realized and unrealized gains or losses on the assets of each subaccount are credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount and do not reflect the investment experience of Ohio National Life Assurance Corporation’s other assets.
The Ohio National Life Insurance Company (“Ohio National Life”)
Ohio National Life was organized under the laws of Ohio on September 9, 1909 as a stock life insurance company. Ohio National Life is now a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc. It writes life, accident and health insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently it has assets in excess of $16 billion and equity in excess of $1.2 billion. Ohio National Life provided us with the initial capital to finance our operations. From time to time, Ohio National Life may make additional capital contributions, although it is under no legal obligation to do so and its assets do not support the benefits provided under your policy.

Services
Independent Registered Public Accounting Firm
The financial statements of Ohio National Variable Account R and the financial statements and schedules of Ohio National Life Assurance Corporation for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The report of KPMG LLP covering the December 31, 2008 financial statements and schedules of Ohio National Life Assurance Corporation refers to a change in the method of quantifying errors in 2006. KPMG LLP is located at 191 West Nationwide Blvd., Columbus, OH 43215.
Additional Information About Operation of Policies and Registrant
Additions, Deletions or Substitutions of Investments
We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares held by any subaccount or which any subaccount may purchase. If shares of the Funds should no longer be available for investment or if, in the judgment of management, further investment in shares of the Funds would be inappropriate in view of the purposes of the policy, we may substitute shares of any other investment company for shares already purchased, or to be purchased in the future. No substitution of securities will take place without notice to and the consent of policyholders and without prior approval of the Commission, all to the extent required by the 1940 Act. In addition, the investment policy of VAR will not be changed without the approval of the Ohio Superintendent of Insurance and such approval will be on file with the state insurance regulator of the state where your policy was delivered.

2

Misstatements
If the age or sex of the insured has been misstated in an application, including a reinstatement application, and we become aware of the misstatement after the insured’s death, the amount payable under the policy by reason of the death of the insured will be 1.0024663 multiplied by the sum of (i) and (ii) where:
(i)	Is the accumulation value on the date of death; and

(ii)	is the death benefit, less the accumulation value on the date of death, multiplied by the ratio of (a) the cost of insurance deducted on the Process Day nearest the insured’s death to (b) the cost of insurance that should have been deducted at the insured’s true age or sex.
If we become aware of the misstatement before the insured’s death, at time of discovery we will adjust the monthly Minimum Premium and charge from that time forward the Cost of Insurance for the insured’s correct age, sex and Stated Amount. We also reserve the right to adjust the Accumulation Value, the monthly Minimum Premium and/or the Stated Amount to account for any under-assessment of Cost of Insurance charges or monthly Minimum Premium in the past because of the misstatement of age and/or sex.
Suicide
The policy does not cover the risk of suicide or self-destruction within two years (one year depending upon state law) from the policy date or two years (one year depending upon state law) from the date of any increase in stated amount with respect to that increase, whether the insured is sane or insane. In the event of suicide within two years of the policy date, we will refund the greater of the cash value or premiums paid, without interest, less any policy indebtedness and less any partial surrender. In the event of suicide within two years of an increase in stated amount, we will refund the greater of the cash value or premiums allocated to the increase, without interest, less a deduction for a share of any policy indebtedness outstanding and any partial surrenders made since the increase. The share of indebtedness and partial surrenders so deducted will be determined by dividing the face amount of the increase by the total face amount at the time of death.
Beneficiaries
The primary and contingent beneficiaries are designated by the policyholder on the application. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest change filed with us. If more than one beneficiary survives the insured, the proceeds of the policy will be paid in equal shares to the survivors in the appropriate beneficiary class unless requested otherwise by the policyholder.

3

Non-Participating Policy
The policy does not share in our surplus distributions. No dividends are payable with respect to the policy.
Additional Information About Charges
Special Purchase Plans
Ohio National Life and its affiliated companies offer a credit on the purchase of policies by any of their employees, directors or retirees, or their spouse or the surviving spouse of a deceased retiree, covering any of the foregoing or any of their minor children, or any of their children ages 18 to 21 who is either (i) living in the purchaser’s household or (ii) a full-time college student being supported by the purchaser, or any of the purchaser’s minor grandchildren under the Uniform Gifts to Minors Act. This credit is treated as additional premium under the policy.
The amount of the initial credit equals 45% of the first policy year’s maximum commissionable premium or 45% of the maximum commissionable premium of an increase, which is credited to the General Account of the employee’s policy effective one day after the latest of the following three dates:
•	the policy approval date,

•	the policy effective date, or

•	the date the initial payment is received.
The subsequent credit, which is based on 4.9% of first year premium in excess of the maximum commissionable premium plus 4.9% of premiums paid in policy years two through six, is credited to the General Account of the employee’s policy at

4

the beginning of the seventh policy year. For any increase that occurs during the first six policy years, the 45% initial credit on the increase described above substitutes for the 4.9% subsequent credit on that portion of the premium attributable to the increase.
If an employee exercises his or her free look right, the full amount of the credit will be deducted when we pay the free look proceeds.
Underwriting Procedures
Guaranteed maximum cost of insurance rates are based on the 2001 CSO Mortality Table (the prevailing mortality table approved by the National Association of Insurance Commissioners), age nearest birthday, with distinction for the insured’s gender and smoking status. The rates will reflect the insured’s risk classes.
Supplemental Benefits
There are several supplemental benefits or riders that will or may be added to your Policy. These riders or benefits may not be available in all states. All of the supplemental benefits or riders may impose additional charges which are disclosed in the prospectus.
Overloan Protection Rider — may prevent policy from lapsing if cash surrender value approaches loan value. Included with policies with GPT.
Additional Term Life Insurance Rider (Term Rider) — allows you to buy term insurance coverage as a part of your policy.
Waiver of Stipulated Premium — provides for a continuation of premium payments (at a predetermined level) if the insured becomes totally disabled for six months or more.
Accidental Death Benefit — provides for an additional death benefit if the insured’s death results from accidental injury and occurs within 180 days from the accident.
Guaranteed Purchase Option — provides the right to purchase additional permanent life insurance coverage, on certain predetermined future dates, without having to prove that you are still insurable.
Accelerated Death Benefit Rider (Lifetime Advantage Rider) — an accelerated death benefit option which allows the policyowner to receive up to 50% of a policy’s death benefit, up to $250,000 if the insured is diagnosed as terminally ill with twelve months or less to live. The maximum charge for this rider is $100.00 and it may be added to the Policy at any time.
Family Term Life Insurance Rider — provides term insurance coverage on your child(ren) as part of your Policy.
Term Life Insurance for Additional Insured Rider (Spouse Term Rider/Additional Insured Rider) — provides term insurance coverage on the insured’s spouse or someone other than the insured’s spouse or children as part of the Policy.
Exchange of Life Rider — Allows the named insured to be changed.
Performance Data
We may disclose yields, total returns and other performance data for the Portfolios. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.
Average Annual Total Return Calculations
Each Portfolio may advertise its average annual total return. We calculate each portfolio’s average annual total return using the following method:
•	A hypothetical $10,000 investment in each Portfolio on the first day of the period at the maximum offering price (“initial investment”) is assumed.

•	We calculate the ending value (“ending value”) of that investment at the end of 1-, 5- and 10-year periods. If average annual total return for a Subaccount is not available for a stated period, we may show average annual total return since Subaccount inception. The ending value reflects the effect of the mortality and expense risk charge and all other Investment Option operating expenses. We do not reflect any cost of insurance charges, premium taxes, surrender charges or any other insurance-related charges in the calculation.

•	The ending value is divided by the initial investment.

•	The quotient is taken to the Nth root (N representing the number of years in the period), 1 is subtracted from the result and the result is expressed as a percentage to the nearest one-hundredth of one percent.
Indemnification
Our officers, directors and employees who have access to the assets of the variable account are covered by fidelity bonds issued by Fidelity & Deposit Company of Maryland in the aggregate amount of $25,000,000.

5

Principal Underwriter
Ohio National Equities, Inc. (“ONEQ”), an Ohio corporation and another wholly-owned subsidiary of Ohio National Life, is the principal underwriter of the policies. ONEQ is located at One Financial Way, Cincinnati, Ohio 45242. The policies are offered on a continuous basis. Under a distribution and service agreement with ONEQ first executed on May 1, 1997, we reimburse it for any expenses incurred by it in connection with the distribution of the policies. This agreement may be terminated at any time by either party on 60 days’ written notice. The following chart shows the premium payments received by VAR for the last three years and the aggregate amount of commissions paid to ONEQ for contracts issued by VAR and the amounts retained by ONEQ for each of the last three years.

Year	Premiums Received by VAR	Aggregate Commissions	Retained Commissions
2008	$28,664,903	$1,440,325.53	$18,024.28
2007	$33,090,359	$2,610,267.06	$49,069.50
2006	$35,499,940	$3,013,008.52	$57,335.64
The policy is sold by individuals who, in addition to being licensed as life insurance agents, are also registered representatives (a) of The O.N. Equity Sales Company (“ONESCO”), a wholly-owned subsidiary of Ohio National Life, or (b) of other broker-dealers that have entered into distribution agreements with the principal underwriter of the policies. ONESCO and the other broker-dealers are responsible for supervising and controlling the conduct of their registered representatives in connection with the offer and sale of the policy. ONESCO and the other broker-dealers are registered with the Commission under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority.
In addition to this and the other contracts issued by Ohio National Life Assurance Corporation and Ohio National Variable Account R, ONEQ also serves as the principal underwriter for variable annuity contracts issued by The Ohio National Life Insurance Company through Ohio National Variable Account A, Variable Account B, Variable Account C and Variable Account D and for variable life and annuity contracts issued by National Security Life and Annuity Company through National Security Variable Account L and Variable Account N, respectively.
The officers and directors of ONEQ are:

David B. O’Maley	Director and Chairman
John J. Palmer	Director and President
Thomas A. Barefield	Senior Vice President
Gary T. Huffman	Director
Michael F. Haverkamp	Director and Secretary
Barbara A. Turner	Director and Vice President of Operations & Comptroller and Treasurer
H. Douglas Cooke	Vice President, Institutional Sales
Richard J. Dowdle	Vice President, Institutional Sales
Laurens N. Sullivan	Vice President, Institutional Sales
Kimberly A. Plante	Assistant Secretary
Jeffery A. Bley, Jr.	Chief Compliance Officer
Financial Data

6

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Financial Statements
December 31, 2008 and 2007
(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm
The Board of Directors and Stockholder
Ohio National Life Assurance Corporation:
We have audited the accompanying balance sheets of Ohio National Life Assurance Corporation (the Company) (a wholly owned subsidiary of The Ohio National Life Insurance Company) as of December 31, 2008 and 2007, and the related statements of income, changes in stockholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2008. In connection with our audits of the financial statements, we have also audited financial statement schedules I, III, IV, and V. These financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ohio National Life Assurance Corporation as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.
As discussed in note 2(j) to the financial statements the Company changed its method of quantifying errors in 2006.
/s/ KPMG LLP
Columbus, Ohio
April 28, 2009

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Balance Sheets
December 31, 2008 and 2007
(Dollars in thousands, except share amounts)

	2008	2007
Assets
Investments:
Securities available-for-sale, at fair value:
Fixed maturity	$1,272,081	1,306,190
Fixed maturity securities on loan	—	235,160
Fixed maturity held-to-maturity securities, at amortized cost	240,902	209,575
Mortgage loans on real estate, net	453,245	424,277
Policy loans	68,889	64,088
Other long term investments	2,708	4,172
Short-term investments securities lending collateral	—	240,284
Short-term investments	24,925	—

Total investments	2,062,750	2,483,746

Cash	90,472	25,327
Accrued investment income	24,678	24,450
Deferred policy acquisition costs	470,186	364,742
Reinsurance recoverable	484,499	402,175
Other assets	5,757	4,634
Federal income tax recoverable	—	2,211
Deferred federal income taxes	44,437	—
Assets held in separate accounts	175,461	297,312

Total assets	$3,358,240	3,604,597

Liabilities and Stockholder’s Equity

Future policy benefits and claims	$2,653,899	2,479,175
Other policyholder funds	11,092	12,306
Federal income taxes:
Current	34,788	—
Deferred	—	38,170
Payables for securities lending collateral	—	240,284
Other liabilities	38,851	23,992
Liabilities related to separate accounts	175,461	297,312

Total liabilities	2,914,091	3,091,239

Commitments and contingencies

Stockholder’s equity:
Class A common stock, $3,000 par value. Authorized 10,000 shares; issued and outstanding 3,200 shares	9,600	9,600
Additional paid-in capital	87,977	87,977
Accumulated other comprehensive (loss) income	(94,272)	1,408
Retained earnings	440,844	414,373

Total stockholder’s equity	444,149	513,358

Total liabilities and stockholder’s equity	$3,358,240	3,604,597

See accompanying notes to financial statements.

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Statements of Income
Years ended December 31, 2008, 2007, and 2006
(Dollars in thousands)

	2008	2007	2006
Revenues:
Universal life policy charges	$111,699	99,718	92,744
Traditional life insurance premiums	43,813	53,930	44,207
Accident and health insurance premiums	5,500	6,433	6,013
Annuity premiums and charges	77	206	229
Net investment income	150,426	145,612	132,153
Net realized losses on investments	(44,827)	(1,368)	(7,478)
Other income, net	(128)	—	145

	266,560	304,531	268,013

Benefits and expenses:
Benefits and claims	158,893	170,672	151,054
Amortization of deferred policy acquisition costs, excluding impact of realized losses	40,536	30,207	27,055
Amortization of deferred policy acquisition costs due to realized losses	(5,280)	(114)	(755)
Other operating costs and expenses	31,669	24,426	22,811

	225,818	225,191	200,165

Income before income taxes	40,742	79,340	67,848

Income taxes:
Current expense	45,336	13,714	21,947
Deferred (benefit) expense	(31,065)	14,310	2,247

	14,271	28,024	24,194

Net income	$26,471	51,316	43,654

See accompanying notes to financial statements.

3

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Statements of Changes in Stockholder’s Equity
Years ended December 31, 2008, 2007, and 2006
(Dollars in thousands)

			Accumulated
	Class A	Additional	other		Total
	common	paid-in	comprehensive	Retained	stockholder’s
	stock	capital	(loss) income	earnings	equity
Balance, December 31, 2005	$9,600	71,977	16,304	316,423	414,304

Cumulative effect adjustment, net of incomes taxes of $1,604	—	—	—	2,980	2,980

Capital contribution from parent	—	5,000	—	—	5,000

Comprehensive income:
Net income	—	—	—	43,654	43,654
Other comprehensive loss	—	—	(5,409)	—	(5,409)

Total comprehensive income					38,245

Balance, December 31, 2006	9,600	76,977	10,895	363,057	460,529

Capital contribution from parent	—	11,000	—	—	11,000

Comprehensive income:
Net income	—	—	—	51,316	51,316
Other comprehensive loss	—	—	(9,487)	—	(9,487)

Total comprehensive income					41,829

Balance, December 31, 2007	9,600	87,977	1,408	414,373	513,358

Comprehensive loss:
Net income	—	—	—	26,471	26,471
Other comprehensive loss	—	—	(95,680)	—	(95,680)

Total comprehensive loss					(69,209)

Balance, December 31, 2008	$9,600	87,977	(94,272)	440,844	444,149

See accompanying notes to financial statements.

4

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Statements of Cash Flows
Years ended December 31, 2008, 2007, and 2006
(Dollars in thousands)

	2008	2007	2006
Cash flows from operating activities:
Net income	$26,471	51,316	43,654
Adjustments to reconcile net income to net cash provided by operating activities:
Interest credited to policyholder account values	96,800	92,164	84,652
Universal life product policy fees	(96,819)	(89,503)	(84,240)
Capitalization of deferred policy acquisition costs	(55,344)	(47,041)	(48,348)
Amortization of deferred policy acquisition costs	35,256	30,093	26,300
Amortization and depreciation	862	342	100
Net realized losses on investments	44,827	1,368	7,478
Deferred income tax (benefit) expense	(31,065)	14,310	2,247
Increase in accrued investment income	(228)	(2,046)	(2,531)
Increase in reinsurance receivables and other assets	(83,447)	(94,796)	(54,153)
Increase in policyholder liabilities	74,594	105,091	66,701
(Decrease) increase in other policyholder funds	(1,214)	2,324	1,148
Increase (decrease) in federal income tax recoverable	36,999	1,358	(8,732)
Increase (decrease) in other liabilities	14,859	3,858	(4,389)
Other, net	422	(3,670)	674

Net cash provided by operating activities	62,973	65,168	30,561

Cash flows from investing activities:
Proceeds from sale and maturity of fixed maturity available-for-sale securities	171,883	70,258	47,447
Proceeds from maturity of fixed maturity held-to-maturity securities	15,816	4,817	14,866
Proceeds from repayment of mortgage loans on real estate	31,556	53,917	59,605
Proceeds from other long term investments	1,432	8,015	1,383
Cost of fixed maturity available-for-sale securities acquired	(174,572)	(181,537)	(252,812)
Cost of fixed maturity held-to-maturity securities acquired	(53,627)	(60,997)	—
Cost of mortgage loans on real estate acquired	(60,739)	(69,108)	(104,260)
Cost of other long term investments	—	—	(686)
Change in payables for securities lending collateral, net	(240,284)	(28,842)	103,013
Net increase in short-term investments	(24,925)	—	—
Change in policy loans, net	(4,801)	(5,548)	(3,080)

Net cash used in investing activities	(338,261)	(209,025)	(134,524)

Cash flows from financing activities:
Universal life and investment product account deposits	214,300	235,159	303,074
Universal life and investment product account withdrawals	(114,151)	(122,373)	(115,685)
Capital contribution from parent	—	11,000	5,000

Net cash provided by financing activities	100,149	123,786	192,389

Net (decrease) increase in cash and cash equivalents	(175,139)	(20,071)	88,426

Cash and cash equivalents, beginning of year	265,611	285,682	197,256

Cash and cash equivalents, end of year	$90,472	265,611	285,682

Supplemental disclosure:
Income taxes paid	$7,955	11,900	30,530
See accompanying notes to financial statements.

5

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2008, 2007, and 2006
(Dollars in thousands)
(1)	Organization and Business Description

Ohio National Life Assurance Corporation (ONLAC or the Company) is a stock life insurance company wholly owned by The Ohio National Life Insurance Company (ONLIC), a stock life insurance company. ONLAC and ONLIC are members of the Ohio National group of companies, which is comprised of Ohio National Mutual Holdings, Inc. (ONMH) and all of its subsidiaries and affiliates. ONLAC is a life and health insurer licensed in 47 states, the District of Columbia and Puerto Rico. The Company offers term life, universal life, disability, and annuity products through independent agents and other distribution channels and is subject to competition from other insurers throughout the United States. The Company is subject to regulation by the insurance departments of states in which it is licensed and undergoes periodic examinations by those departments.

The following is a description of the most significant risks facing life and health insurers:
Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. That is, regulatory initiatives designed to protect or benefit policyholders that reduce insurer profits, new legal theories or insurance company insolvencies (through guaranty fund assessments) may create costs for the insurer beyond those recorded in the financial statements.

Credit Risk is the risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay.

Interest Rate Risk is the risk that interest rates will change and cause a decrease in the value of an insurer’s investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Reinsurance Risk is the risk that the Company will experience a decline in the availability of financially stable reinsurers for its ongoing business needs. The Company has entered into reinsurance contracts to cede a portion of its general account life and health business. Total amounts recoverable under these reinsurance contracts include ceded reserves, paid and unpaid claims, and certain other amounts, which totaled $484,499 and $402,175 as of December 31, 2008 and 2007, respectively. The ceding of risk does not discharge the Company, as the original insurer, from its primary obligation to the contract holder.

Equity Market Risk is the risk of loss due to declines in the equity markets that the Company participates in. A source of revenues for the Company is derived from asset fees, which are calculated as a percentage of Separate Account assets. Thus, losses in the equity markets, unless offset by additional sales of variable products, will result in corresponding decreases in Separate Account assets and asset fee revenue.
(Continued)

6

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2008, 2007, and 2006
(Dollars in thousands)
(2)	Summary of Significant Accounting Policies

The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which differ from statutory accounting practices prescribed or permitted by regulatory authorities (see note 3).
(a)	Valuation of Investments, Related Gains and Losses, and Investment Income

Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs, future policy benefits and claims, and deferred federal income tax, reported as a separate component of accumulated other comprehensive income in stockholder’s equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The adjustment to future policy benefits and claims represents the increase in policy reserves from using a discount rate that would have been required had such unrealized gains been realized and the proceeds reinvested at then current market interest rates, which were lower than the current existing effective portfolio rate. The Company has no fixed maturity securities classified as trading.

Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy’s anniversary date.

The fair value of fixed maturity securities is generally obtained from independent pricing services based on market quotations. For fixed maturity securities not priced by independent services (generally private placement securities and securities that do not trade regularly), an internally developed pricing model or “internal pricing matrix” is most often used. The internal pricing matrix is developed by obtaining spreads for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced using the internal matrix are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular fixed maturity security. Additionally, for valuing certain fixed maturity securities with complex cash flows such as certain mortgage-backed and asset-backed securities, management determines the fair value using other modeling techniques, primarily a commercial software application utilized in valuing complex securitized investments with variable cash flows. As of December 31, 2008, 76.6% of the fair values of fixed maturity securities were obtained from independent pricing services, 22.2% from the Company’s pricing matrices and 1.2% from other sources.
(Continued)

7

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2008, 2007, and 2006
(Dollars in thousands)
For mortgage-backed securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions and the estimated economic life of the securities. When estimated prepayments differ significantly from actual prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income. All other investment income is recorded using the interest method without anticipating the impact of prepayments.

Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When management determines that a loan is impaired, a provision for loss is established equal to the difference between the carrying value and the present value of expected future cash flows discounted at the loan’s effective interest rate or, at the fair value of the collateral less estimated costs to sell, if the loan is collateral dependent. In addition to the valuation allowance on specific loans, the Company maintains an unallocated allowance for probable losses inherent in the loan portfolio as of the balance sheet date, but not yet specifically identified by loan. Changes in the valuation allowance are recorded in net realized gains and losses. Loans in foreclosure and loans considered to be impaired as of the balance sheet date are placed on nonaccrual status. Interest received on nonaccrual status mortgage loans on real estate are included in net investment income in the period received.

The valuation allowance account for mortgage loans on real estate is maintained at a level believed adequate by management and reflects management’s best estimate of probable credit losses, including losses incurred at the balance sheet date but not yet identified by specific loan. Management’s periodic evaluation of the adequacy of the allowance for losses is based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.

Realized gains and losses on the sale of investments are determined on the basis of specific security identification on the trade date. Estimates for valuation allowances and other-than-temporary declines of the fair value of invested assets are included in realized gains and losses on investments.

Management regularly reviews its fixed maturity securities portfolios to evaluate the necessity of recording impairment losses for other-than-temporary declines in fair value of investments. The process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, all fixed maturity securities are reviewed to determine whether impairments should be recorded. For those fixed maturity securities where fair value is 50% or less of amortized cost for one month or less than 80% of amortized cost for six consecutive months or
(Continued)

8

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2008, 2007, and 2006
(Dollars in thousands)
more, additional analysis is prepared which focuses on each issuer’s ability to service its debts and the length of time and extent the security has been valued below cost. This process includes an assessment of the credit quality of each investment in the entire securities portfolio. Additionally, other circumstances may be identified which cause analysis of individual securities, such as rapid declines in fair value, bankruptcies, and downgrades.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the current fair value of the security as compared to cost, (2) the length of time the fair value has been below cost, (3) the financial position of the issuer, including the current and future impact of any specific events, (4) any items specifically pledged to support the credit along with any other security interests or collateral, and (5) the Company’s ability and intent to hold the security to maturity or until it recovers in value.

For securities not subject to Emerging Issues Task Force Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets, as amended by Financial Accounting Standards Board (FASB) Staff Position (FSP) EITF 99-20-1 (EITF 99-20), an other-than-temporary charge is taken when the Company does not have the ability and intent to hold the security until the forecasted recovery or if it is no longer probable that the Company will collect amounts due under the contractual terms of the security.

To the extent the Company determines that a security is deemed to be other-than-temporarily impaired (OTI), the difference between amortized cost and fair value would be charged to income as a realized investment loss, resulting in a permanent reduction to the cost basis of the underlying investment.

In addition to the above, certain securitized financial assets with contractual cash flows, including asset-backed securities, are also reviewed in accordance with EITF 99-20. EITF 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is not greater than or equal to its carrying value based on current information and events, and if it is probable that there has been an adverse change in estimated cash flows since the last revised estimate (considering both timing and amount), then the Company recognizes an other-than-temporary impairment and writes down the investment to fair value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments, and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it
(Continued)

9

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2008, 2007, and 2006
(Dollars in thousands)
recovers in value. Any of these situations are reasonably possible and could result in a charge to income in a future period.

Interest is accrued as earned using an effective yield method giving effect to amortization of premiums and accretion of discounts.

(b)	Revenues and Benefits

Traditional Life Insurance Products — Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of term life policies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished through the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

Investment Products and Universal Life Insurance Products — Investment products consist primarily of individual immediate and deferred annuities. Universal life insurance products include universal life, variable universal life and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, cost of insurance charges, asset fees, policy administration fees, and surrender charges that have been earned and assessed against policy account balances during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts and universal life contracts is determined based upon the nature of such fees. Cost of insurance charges and policy administration fees are assessed on a daily, monthly or annual basis and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs, and interest credited to policy account balances.

Accident and Health Insurance Products — Accident and health insurance premiums are recognized as revenue in accordance with the terms of the policies. Policy claims are charged to expense in the period that the claims are incurred.

(c)	Deferred Policy Acquisition Costs

The recoverable costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses that relate to and vary with the production of new and renewal business have been capitalized as deferred acquisition costs (DAC). DAC is subject to recoverability testing in the year of policy issuance and loss recognition testing at the end of each reporting period. For traditional nonparticipating life insurance products, DAC is amortized with interest over the premium paying period of the related policies in proportion to premium revenue. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits. For investment and universal life
(Continued)

10

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2008, 2007, and 2006
(Dollars in thousands)
products, DAC is being amortized with interest over the lives of the policies in relation to the present value of the estimated future gross profits from projected interest margins, asset fees, cost of insurance charges, policy administration fees, surrender charges, and net realized gains and losses less policy benefits and policy maintenance expenses. DAC for investment and universal life business is adjusted to reflect the impact of unrealized gains and losses on the related fixed maturity securities available-for-sale (see note 2(a)).

The most significant assumptions that are involved in the estimation of future gross profits include future net separate account performance, surrender/lapse rates, interest margins and mortality. The Company’s long-term assumption for net separate account performance is 9.65%, a blend of expected returns from stock, money market and bond funds after deductions for policy charges. If actual net separate account performance varies from the 9.65% assumption, the Company assumes different performance levels over the next three years such that the mean return equals the long-term assumption. This assumption to the estimation of long-term returns is commonly referred to as a reversion to the mean. The assumed net separate account return assumptions used in the DAC models are intended to reflect what is anticipated. The Company’s policy regarding the reversion to the mean process does not permit projected returns to be below (1.74)% or in excess of 14.37% during the three-year reversion period.

Changes in assumptions can have a significant impact on the amount of DAC reported for investment products and universal life insurance products and their related amortization patterns. In the event actual experience differs from assumptions or assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense (DAC unlocking), which could be significant. In general, increases in the estimated general and separate account returns result in increased expected future profitability and may lower the rate of DAC amortization, while increases in lapse/surrender and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization. Any resulting DAC unlocking adjustments are reflected currently in the statements of income.

(d)	Separate Accounts

Separate Account assets and liabilities represent contract holders’ funds, which have been segregated into accounts with specific investment objectives. Separate account assets are recorded at fair value based primarily on market quotations of the underlying securities. The investment income and gains or losses of these accounts accrue directly to the contract holders. The activity of the Separate Accounts is not reflected in the statements of income and cash flows except for the fees the Company receives for administrative services and risks assumed.

(e)	Future Policy Benefits

The process of calculating reserve amounts for a life insurance organization involves the use of a number of assumptions, including those related to persistency (how long a contract stays with a company), mortality (the relative incidence of death in a given time), morbidity (the relative incidence of disability resulting from disease or physical ailment) and interest rates (the rates
(Continued)

11

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2008, 2007, and 2006
(Dollars in thousands)
expected to be paid or received on financial instruments, including insurance or investment contracts). The methods used in determining the liability for unpaid losses and future policy benefits are standard actuarial methods recognized by the American Academy of Actuaries.

Future policy benefits for traditional life insurance policies have been calculated using a net level premium method based on estimates of mortality, morbidity, investment yields, and withdrawals which were used or which were being experienced at the time the policies were issued (see note 7).

Future policy benefits for investment products in the accumulation phase, universal life insurance products and variable universal life insurance products have been calculated based on participants’ contributions plus interest credited less applicable contract charges (see note 7).

Future policy benefits for payout annuities have been calculated using the present value of future benefits and maintenance costs discounted using varying interest rates (see note 7).

(f)	Reinsurance Ceded

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

(g)	Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized.

In determining the need for a valuation allowance, the Company considers the carryback capacity to absorb losses, reversal of existing temporary differences, estimated future taxable income and tax planning strategies. The determination of the valuation allowance for the company’s deferred tax assets requires management to make certain judgments and assumptions regarding future operations that are based on historical experience and expectations of future performance. Management’s judgments are subject to change given the inherent uncertainty in predicting future performance, which is impacted by such factors as policyholder behavior, competitive pricing, and specific industry and market conditions.

The Company is included as part of the life/nonlife consolidated Federal income tax return of its ultimate parent, ONMH, and its U.S. domestic subsidiaries.
(Continued)

12

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2008, 2007, and 2006
(Dollars in thousands)
(h)	Cash Equivalents

For purposes of the statements of cash flows, the Company considers all short-term investments with original maturities of three months or less to be cash equivalents.

(i)	Use of Estimates

In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

The estimates susceptible to significant change are those used in determining the balance, amortization and recoverability of deferred policy acquisition costs, the liability for future policy benefits and claims, contingencies, income taxes, valuation allowances for mortgage loans on real estate, and impairment losses on investments. Although some variability is inherent in these estimates, the recorded amounts reflect management’s best estimates based on facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.

(j)	Recently Issued Accounting Pronouncements

In April 2009, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) 115-2 and Financial Accounting Standard (FAS) 124-2, Recognition and Presentation of Other-Than-Temporary Impairments (FSP 115-2 and FAS 124-2). FSP FAS 115-2 and FAS 124-2 on other-than-temporary impairments is intended to bring greater consistency to the timing of impairment recognition, and provide greater clarity to investors about the credit and noncredit components of impaired debt securities that are not expected to be sold. The measure of impairment in comprehensive income remains fair value. The FSP also requires increased and more timely disclosures sought by investors regarding expected cash flows, credit losses, and an aging of securities with unrealized losses. The FSP 115-2 and FAS 124-2 is effective for interim and annual periods ending after June 15, 2009, but entities may early adopt it for the interim and annual periods ending after March 15, 2009. The Company is still evaluating the impact of adoption.

In April 2009, the FASB issued FSP FAS 107-1 and Accounting Principles Board opinion (APB) 28-1, Interim Disclosures about Fair Value of Financial Instruments (FSP FAS 107-1 and APB 28-1). FSP FAS 107-1 and APB 28-1 relates to fair value disclosures for any financial instruments that are not currently reflected on the balance sheet of companies at fair value. Prior to issuing this FSP, fair values for these assets and liabilities were only disclosed once a year. The FSP now requires these disclosures on a quarterly basis, providing qualitative and quantitative information about fair value estimates for all those financial instruments not measured on the balance sheet at fair value. The FSP FAS 107-1 and APB 28-1 is effective for interim and annual periods ending after June 15, 2009, but entities may early adopt it for the interim and annual periods ending after March 15, 2009. The Company is still evaluating the impact of adoption.
(Continued)

13

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2008, 2007, and 2006
(Dollars in thousands)
In January 2009, the FASB issued Emerging Issues Task Force (EITF) Issue No. 99-20-1, Amendments to the Impairment Guidance of EITF Issue No. 99-20 (FSP EITF 99-20-1). FSP EITF 99-20-1 amends the impairment guidance in EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets, to achieve more consistent determination of whether an other-than-temporary impairment has occurred. FSP EITF 99-20-1 is effective for interim and annual reporting periods ending after December 15, 2008, and will be applied prospectively. Retrospective application to a prior interim or annual reporting period is not permitted. The Company has adopted FSP EITF 99-20-1 effective December 31, 2008 and will apply the standard prospectively, as is required.

In April 2009, the FASB issued FSP FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (FSP FAS 157-4). FSP FAS 157-4 relates to determining fair values when there is no active market or where the price inputs being used represent distressed sales. It reaffirms what Statement 157 states is the objective of fair value measurement — to reflect how much an asset would be sold for in an orderly transaction (as opposed to a distressed or forced transaction) at the date of the financial statements under current market conditions. Specifically, it reaffirms the need to use judgment to ascertain if a formerly active market has become inactive and in determining fair values when markets have become inactive. The FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009, but entities may early adopt it for the interim and annual periods ending after March 15, 2009. The Company is still evaluating the impact of adoption.

In October 2008, the FASB issued FSP FAS 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active (FSP FAS 157-3). FSP FAS 157-3 clarifies the application of SFAS No. 157, Fair Value Measurements (SFAS 157), in a market that is not active and provides an example to illustrate key considerations in determining the fair value of a financial asset when the market for that financial asset is not active. The adoption of FSP FAS 157-3 did not have a material impact on the Company’s financial position or results of operations.

In May 2008, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 162, The Hierarchy of Generally Accepted Accounting Principles (SFAS 162). SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with U.S. GAAP (the GAAP hierarchy). The Company adopted SFAS 162 effective November 15, 2008. On the date of adoption, there was no impact on the Company’s current practices.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities, Including an amendment of FASB Statements No. 115 (SFAS 159). SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge
(Continued)

14

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2008, 2007, and 2006
(Dollars in thousands)
accounting provisions. SFAS 159 is expected to expand the use of fair value measurement, which is consistent with the FASB’s long-term measurement objectives for accounting for financial instruments. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS 159 does not affect any existing accounting literature that requires certain assets and liabilities to be carried at fair value. In addition, SFAS 159 does not establish requirements for recognizing and measuring dividend income, interest income or interest expense, nor does it eliminate disclosure requirements included in other accounting standards, including requirements for disclosures about fair value measurements included in SFAS No. 157, Fair Value Measurements (SFAS 157), and SFAS No. 107, Disclosures about Fair Value of Financial Instruments. SFAS 159 is effective as of the beginning of an entity’s first fiscal year beginning after November 15, 2007. The Company did not apply the fair value option to any existing financial assets or liabilities as of January 1, 2008. Consequently, the initial adoption of SFAS 159 did not have any impact on the Company’s results of operations or financial position. The Company will assess the fair value election for new financial assets and liabilities prospectively.

In September 2006, the FASB issued SFAS No. 157, which provides enhanced guidance for using fair value to measure assets and liabilities. SFAS 157 also provides guidance regarding the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value, and the effect of fair value measurements on earnings. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. SFAS 157 is effective for fiscal years beginning after November 15, 2007, with early adoption permitted. In February 2008, the FASB issued FASB Staff Position No. 157-2, Effective Date of FASB Statement 157, which permits the deferral of the effective date of SFAS 157 to fiscal years beginning after November 15, 2008 for all nonfinancial assets and liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis. The Company plans to utilize the deferral for nonfinancial assets and liabilities. The Company adopted SFAS 157 effective January 1, 2008. The adoption of SFAS 157 did not have a material effect on the Company’s results of operations or financial position. See note 5 for the required disclosures.

In September 2006, the United States Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements (SAB 108). SAB 108 permits the Company to adjust for the cumulative effect of misstatements related to prior years, previously deemed to be immaterial, in the carrying amount of assets and liabilities as of the beginning of the current fiscal year, with an offsetting adjustment to the opening balance of retained earnings in the year of adoption. The Company adopted SAB 108 on January 1, 2006. In accordance with SAB 108, opening retained earnings for 2006 has been increased by $2,980, net of tax of $1,604. The Company considers these adjustments to be immaterial to prior periods when using management’s previous method of evaluating errors.
(Continued)

15

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2008, 2007, and 2006
(Dollars in thousands)
The SAB 108 adjustment relates to a change in reserve method for individual disability insurance and a change in reserve assumptions for term life insurance. The Company changed its reserve method from a non-GAAP method to a GAAP method for the active life reserves on individual disability income policies. This change increased opening retained earnings for 2006 by $4,150, net of tax of $2,234. Additionally, the Company changed its reserve assumptions on level term policies during 2006. These assumptions were known during 2005 but were not applied until 2006. The reserve assumption change on level term policies decreased opening retained earnings for 2006 by $1,170, net of tax of $630.

In June 2006, the FASB issued FASB Interpretation (FIN) No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109, Accounting for Income Taxes (FIN 48). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company adopted FIN 48 effective January 1, 2007. On the date of adoption, there was no impact to the Company’s financial position or results of operation.

In February 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments (SFAS 155). SFAS 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS 133), and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (SFAS 140). SFAS 155 also resolves issues addressed in SFAS 133 Implementation Issue No. D1, Application of Statement 133 to Beneficial Interests in Securitized Financial Assets. The following is a summary of SFAS No. 155: (1) permits an entity to make an irrevocable election to measure any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation at fair value in its entirety, with changes in fair value recognized in earnings; (2) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (3) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (4) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (5) amends SFAS 140 to eliminate the prohibition on a qualifying special purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS 155 is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006. Provisions of SFAS 155 may be applied to instruments that an entity holds at the date of adoption on an instrument-by-instrument basis. The Company adopted SFAS 155 effective January 1, 2007. On the date of adoption, there was no impact to the Company’s financial position or results of operations.
(Continued)

16

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2008, 2007, and 2006
(Dollars in thousands)
In September 2005, the Accounting Standards Executive Committee of the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts (SOP 05-1). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, issued by the FASB. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights or coverages that occurs as a result of the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a new feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006, with earlier adoption encouraged. Retrospective application of SOP 05-1 to previously issued financial statements is not permitted. Initial application of SOP 05-1 is required as of the beginning of an entity’s fiscal year. The Company recorded no cumulative effect adjustment related to the adoption of SOP 05-1 as of January 1, 2007 and does not expect it to have a material impact on its ongoing financial position or results of operations.
(3)	Basis of Presentation

The accompanying financial statements have been prepared in accordance with U.S. GAAP, which differs from statutory accounting practices prescribed or permitted by regulatory authorities. Annual Statements for ONLAC, filed with the Ohio Department of Insurance (the Department), are prepared on a basis of accounting practices prescribed or permitted by such regulatory authority. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not prescribed. The 2008 statutory results are unaudited as of the date of this report.

ONLAC has received approval from the Ohio Insurance Department regarding the use of one permitted practice in its statutory financial statements as of December 31, 2008. This permitted practice relates to the statutory accounting for deferred income taxes. Specifically, this permitted practice modifies the accounting for deferred income taxes prescribed by the NAIC by increasing the realization period for deferred tax assets from one year to three years and increasing the asset recognition limit from 10% to 15% of adjusted statutory capital and surplus. The benefits of this permitted practice may not be considered by the Company when determining surplus available for dividends. This permitted practice resulted in an increase to the Company’s statutory surplus of $27.9 million as of December 31, 2008. The effect of this permitted practice is included in the 2008 statutory amounts shown below.

The statutory basis net (loss) income of ONLAC for the years ended December 31, 2008, 2007, and 2006 was $(43,407), $7,295, and $(6,012), respectively. The statutory basis capital and surplus of ONLAC as of December 31, 2008 and 2007 was $267,465 and $188,621, respectively. The primary reasons for the differences between statutory accounting and GAAP accounting are that, for GAAP reporting purposes: (1) the costs related to acquiring business, principally commissions and certain policy issue expenses, are amortized over the period benefited rather than charged to income in the year incurred; (2) future policy
(Continued)

17

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2008, 2007, and 2006
(Dollars in thousands)
benefit reserves are based on anticipated Company experience for lapses, mortality and investment yield, rather than statutory mortality and interest requirements, without consideration of withdrawals; (3) investments in fixed maturity available-for-sale securities are carried at fair value rather than amortized cost; (4) the asset valuation reserve and interest maintenance reserve are not recorded; (5) reserves are reported gross of ceded reinsurance balances; (6) changes in deferred taxes are recognized in operations; (7) there is a presentation of other comprehensive income and comprehensive income; (8) the costs of providing postretirement benefits include nonvested participants; (9) consolidation for GAAP is based on whether the Company has voting control, or for certain variable interest entities, has the majority of the entity’s expected losses and/or expected residual returns while for statutory, consolidation is not applicable; and (10) the statements of cash flows is not presented in the manner prescribed by the NAIC.

(4)	Comprehensive Income

Comprehensive income includes net income as well as certain items that are reported directly within the separate components of stockholder’s equity that are not recorded in net income (other comprehensive income (loss)). The related before and after income tax amounts of other comprehensive income (loss) for the years ended December 31, 2008, 2007, and 2006 were as follows:

	2008	2007	2006
Foreign currency translation adjustment	$15	629	100
Unrealized losses on securities available-for-sale arising during the period:
Net of adjustment to deferred policy acquisition costs	(145,689)	(15,354)	(8,394)
Related income tax benefit	51,000	5,374	2,938

	(94,674)	(9,351)	(5,356)

Less:
Reclassification adjustment for:
Net gains on securities available-for-sale realized during the period:
Gross	1,547	209	82
Related income tax expense	(541)	(73)	(29)

	1,006	136	53

Other comprehensive loss	$(95,680)	(9,487)	(5,409)

(Continued)

18

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2008, 2007, and 2006
(Dollars in thousands)
(5)	Disclosures about the Fair Value of Assets, including Financial Instruments

SFAS 157 Transition

As described in note 2(j), the Company adopted SFAS 157 effective January 1, 2008. The Company applied the provisions of SFAS 157 prospectively to financial instruments that are recorded at fair value. Prior to January 1, 2008, the Company used the guidance prescribed in SFAS 133 and other related literature on fair value which represented the amount for which a financial instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties.

SFAS 157: Fair Value Hierarchy

SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. The Company plans to utilize the deferral for non-financial assets and liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis, in accordance with FSP FAS 157-2.

In accordance with SFAS 157, the Company categorized its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Company categorizes financial assets and liabilities recorded at fair value on the consolidated balance sheet as follows:
•	Level 1 — Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date. The types of assets and liabilities utilizing Level 1 valuations include money market funds and bank deposits.

•	Level 2 — Unadjusted quoted prices for similar assets or liabilities in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government agency securities, municipal bonds, certain mortgage-backed securities (MBSs), certain corporate debt, certain private placements and certain foreign government debt securities.

•	Level 3 — Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or
(Continued)

19

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2008, 2007, and 2006
(Dollars in thousands)
liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain mortgage-backed securities and certain corporate debt.
The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis as follows:

	December 31, 2008
	Level 1	Level 2	Level 3	Total
Assets

Investments
Securities available-for-sale:
Fixed maturity securities U.S. Treasury securities and obligations of U.S. government	$—	16,686	—	16,686
Federal agency issued securities	—	22,087	—	22,087
Obligations of states and political subdivisions	—	3,507	—	3,507
Debt securities issued by foreign governments	—	236	—	236
Corporate securities	—	902,543	3,972	906,515
Mortgage-backed securities	—	301,837	21,213	323,050

Short-term investments	—	24,925	—	24,925

Other assets
Cash	90,472	—	—	90,472
Assets held in Separate Accounts	—	175,461	—	175,461

Total Assets	$90,472	1,447,282	25,185	1,562,939

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the “exit price” notion of SFAS 157 reflect market-participant objectives and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines fair value based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity and, where appropriate, risk margins on unobservable parameters.
(Continued)

20

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2008, 2007, and 2006
(Dollars in thousands)
The following is a discussion of the methodologies used to determine fair values for the financial instruments listed in the above table.

Cash

Cash is considered Level 1 for the purposes of our SFAS 157 classification as it is the functional currency in the U.S. and is the most liquid form of an asset and not subject to valuation fluctuations. The Company holds investments in repurchase agreements that are considered to be cash equivalents as defined in note 2(h). The Company classifies the fair values of investments held in repurchase agreements as Level 2 since the value is based on market observable data.

Short-Term Investments

Short-term investments include fixed maturity securities that mature in less than one year. The majority of short-term investments are valued in the same manner as the fixed maturity securities noted below.

Fixed Maturity Securities

As discussed in note 2(a), fair value of fixed maturity securities is generally obtained from independent pricing services based on reported trades for identical or similar securities. If there are no recent reported trades, the third party pricing services may use matrix or model processes to develop a security price where future cash flow expectations are developed based on collateral performance and discounted at an estimated market rate. Included in the pricing of asset-backed securities, collateralized mortgage obligations, and mortgage-backed securities are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Since these fair values have been priced using market observable inputs that are obtained by the independent pricing services, the Company has classified these fair values within Level 2. In some instances the independent pricing service will price securities using independent broker quotations which utilize inputs that may be difficult to corroborate with observable market data and may be non-binding quotes. The Company has classified these fair values within Level 3.

As discussed in note 2(a), fixed maturity securities not priced by independent services are generally priced using an internal pricing matrix. The internal pricing matrix is developed by obtaining spreads for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced using the internal matrix are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular fixed maturity security. Since the inputs used for the internal pricing matrix are observable market data, the Company has classified these fair values within Level 2.
(Continued)

21

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2008, 2007, and 2006
(Dollars in thousands)
Separate Account Assets

Separate account assets are recorded at fair value based primarily on market quotations of the underlying securities. The underlying securities are mutual funds that are fair valued using the reported net asset value. The Company classifies the separate account assets valuation as Level 2 since the net asset value is calculated using market observable data and the mutual funds are restricted to variable life policyholders.

Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)

The table below summarizes the reconciliation of the beginning and ending balances and related changes for fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value as follows:

	For the Year Ended December 31, 2008
				Activity			Change in
				during			unrealized
		Net investment gain/(loss)		the period			gains/(losses) in
				(Purchases			earnings
		In earnings		issuances,	Transfers		attributable to
	Beginning	(realized and	Unrealized	sales and	in/(out) of	Ending	assets still held at
	balance	unrealized) [1]	in OCI [2]	settlements)	level 3	balance	the reporting date
Assets

Investments

Securities available for sale:
Fixed maturity securities Corporate securities	$9,693	(3,573)	(550)	(2,298)	700	3,972	(3,573)
Mortgage-backed securities	38,367	(5,833)	(3,142)	(1,472)	(6,707)	21,213	(5,223)

Total investments	$48,060	(9,406)	(3,692)	(3,770)	(6,007)	25,185	(8,796)

Total assets	$48,060	(9,406)	(3,692)	(3,770)	(6,007)	25,185	(8,796)

[1]	Net realized investment gains and losses included in earnings reflect gains/(losses) on sales of financial instruments, changes in fair value of other assets and liabilities, other-than-temporary impairments, amortization and accretion of premiums or discounts, and derivative settlement activity.

[2]	Unrealized investment gains and losses recorded in other comprehensive income include changes in market value of certain instruments.
Level 3 Asset Transfers

The Company will review its fair value hierarchy classifications annually. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassification of fair value hierarchy levels of financial assets and liabilities. As of December 31, 2008, the Company began pricing certain items using market observable data rather than internal models or broker quotes. This change resulted in net transfers out of Level 3 of $6,007 as of December 31, 2008.
(Continued)

22

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2008, 2007, and 2006
(Dollars in thousands)
SFAS 107: Disclosures about Fair Value of Financial Instruments

SFAS 107 requires disclosure of fair value information about existing on- and off-balance sheet financial instruments. SFAS 107 excludes certain assets and liabilities, including insurance contracts, other than policies such as annuities that are classified as investment contracts, from its disclosure requirements. The Company’s assets and liabilities subject to SFAS 107 disclosure that have not been presented at fair value in the SFAS 157 tables above are presented in the table below as follows:

	As of December 31, 2008
	Carrying	Estimated
	value	fair value
Assets:

Fixed maturity held-to-maturity securities	$240,902	221,465
Mortgage loans on real estate	453,245	458,324
Policy loans	68,889	85,114

Liabilities:

Investment contracts	$109,017	100,723
Other policyholder funds	11,092	11,092
In estimating the fair value for financial instruments, the Company used the following methods and assumptions:

Fixed maturity held-to-maturity securities — The fair value for fixed maturity held-to-maturity securities is generally determined from quoted market prices traded in the public marketplace. For fixed maturity held-to-maturity securities not actively traded, or in the case of private placements, fair value is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and duration of investments.

Mortgage Loans on Real Estate — The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Estimated fair value is based on the present value of expected future cash flows discounted at the loan’s effective interest rate.

Policy loans — The fair value for policy loans were estimated using discounted cash flow calculations.

Investment contracts — The fair value for the Company’s liabilities under investment type contracts is estimated using one of two methods. For investment contracts without defined maturities, fair value is the amount payable on demand, net of certain surrender charges. For investment contracts with known or
(Continued)

23

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2008, 2007, and 2006
(Dollars in thousands)
determined maturities, fair value is estimated using discounted cash flow analyses. Cash flows are discounted at a rate that reflects the nonperformance risk of the Company.

Other policyholder funds — The carrying amount reported in the consolidated balance sheets for these instruments approximates their fair value.

(6)	Investments

Analyses of investment income and realized gains (losses) by investment type follows for the years ended December 31:

	Investment income
	2008	2007	2006
Gross investment income:
Fixed maturity available-for-sale	$100,124	96,418	94,485
Fixed maturity held-to-maturity securities	15,296	10,220	3,924
Mortgage loans on real estate	29,747	30,395	29,285
Policy loans	4,590	4,261	4,061
Short-term investments	1,248	1,242	1,288
Other	(47)	3,621	(414)

Total gross investment income	150,958	146,157	132,629

Investment expenses	(532)	(545)	(476)

Net investment income	$150,426	145,612	132,153

	Realized gains (losses) on investments
	2008	2007	2006
Fixed maturity available-for-sale	$(38,129)	(1,305)	(7,510)
Fixed maturity held-to-maturity securities	(6,484)	(3)	—

Total realized losses on investments	(44,613)	(1,308)	(7,510)

Change in valuation allowance for mortgage loans on real estate	(214)	(60)	32

Net realized losses on investments	$(44,827)	(1,368)	(7,478)

Realized losses on investments, as shown in the table above, include write-downs for OTI of $52,076, $1,352, and $5,822 for the years ended December 31, 2008, 2007, and 2006, respectively. As of
(Continued)

24

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2008, 2007, and 2006
(Dollars in thousands)
December 31, 2008, fixed maturity securities with a carrying value of $24,452, which had a cumulative write-down of $57,836 due to OTI, remained in the Company’s investment portfolio.

The following table summarizes other-than-temporary impairments by asset type for the years ended December 31:

	2008	2007	2006
Fixed maturity securities:
Corporate securities	$45,888	32	—
Mortgage-backed securities	6,188	1,320	5,822

Total other-than-temporary and other investment impairments	$52,076	1,352	5,822

(Continued)

25

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2008, 2007, and 2006
(Dollars in thousands)
Amortized cost and estimated fair value of fixed maturity available-for-sale and held-to-maturity securities were as follows:

	December 31, 2008
		Gross	Gross
	Amortized	unrealized	unrealized	Estimated
	cost	gains	losses	fair value
Securities available for sale:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. government	$15,418	1,509	(241)	16,686
Federal agency issued securities[1]	21,959	128	—	22,087
Obligations of states and political subdivisions	3,500	7	—	3,507
Debt securities issued by foreign governments	239	8	(11)	236
Corporate securities	1,076,681	13,569	(183,735)	906,515
Mortgage-backed securities	387,227	8,492	(72,669)	323,050

Total fixed maturity securities	$1,505,024	23,713	(256,656)	1,272,081

Fixed maturity held-to-maturity securities:
Obligations of states and political subdivisions	$2,150	—	(106)	2,044
Debt securities issued by foreign governments	1,000	—	—	1,000
Corporate securities	237,752	1,313	(20,644)	218,421

Total held-to-maturity	$240,902	1,313	(20,750)	221,465

[1]	Federal agency issued securities are not backed by the full faith and credit of the U.S. Government.
(Continued)

26

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2008, 2007, and 2006
(Dollars in thousands)

	December 31, 2007
		Gross	Gross
	Amortized	unrealized	unrealized	Estimated
	cost	gains	losses	fair value
Securities available for sale:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. government	$90,547	5,665	(65)	96,147
Federal agency issued securities[1]	30,057	43	(122)	29,978
Obligations of states and political subdivisions	3,784	14	—	3,798
Debt securities issued by foreign governments	14,868	12	(549)	14,331
Corporate securities	1,035,700	38,888	(32,877)	1,041,711
Mortgage-backed securities	366,370	4,901	(15,886)	355,385

Total fixed maturity securities	$1,541,326	49,523	(49,499)	1,541,350

Fixed maturity held-to-maturity securities:
Obligations of states and political subdivisions	$2,210	284	—	2,494
Debt securities issued by foreign governments	1,000	—	—	1,000
Corporate securities	206,365	7,574	(1,989)	211,950

Total held-to-maturity	$209,575	7,858	(1,989)	215,444

[1]	Federal agency issued securities are not backed by the full faith and credit of the U.S. Government.
(Continued)

27

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2008, 2007, and 2006
(Dollars in thousands)
The components of unrealized gains (losses) on securities available-for-sale, net, were as follows as of December 31:

	2008	2007
Net unrealized (losses) gains, before adjustments and taxes	$(232,943)	24
Less:
Adjustment to future policy benefits and claims	—	348
Adjustment to deferred policy acquisition costs	(84,930)	426
Deferred federal income taxes	(51,804)	(262)

Net unrealized losses	$(96,209)	(488)

An analysis of the change in net unrealized gains (losses), before adjustments and taxes, on fixed maturities available-for-sale is as follows for the years ended December 31:

	2008	2007	2006
Fixed maturity available-for-sale securities	$(232,967)	(23,468)	(15,671)
The amortized cost and estimated fair value of fixed maturity securities available-for-sale and held-to-maturity as of December 31, 2008, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are classified based on the last payment date of the underlying mortgage loans with the longest contractual duration as of December 31, 2008.

	Fixed maturity securities
	Available-for-sale		Held-to-maturity
	Amortized	Estimated	Amortized	Estimated
	cost	fair value	cost	fair value
Due in one year or less	$40,572	37,848	500	300
Due after one year through five years	158,848	137,899	55,251	53,026
Due after five years through ten years	653,171	556,704	155,003	138,066
Due after ten years	652,433	539,630	30,148	30,073

Total	$1,505,024	1,272,081	240,902	221,465

(Continued)

28

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2008, 2007, and 2006
(Dollars in thousands)
The following tables present the estimated fair value and gross unrealized loss of the Company’s fixed maturity (aggregated by sector) securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:

	December 31, 2008
	Less than 12 months		12 months or longer		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	value	losses	value	losses	value	losses
U.S. Treasury securities and obligations of U.S. government	$2,909	(241)	—	—	2,909	(241)
Obligations of states and political subdivisions	2,044	(106)	—	—	2,044	(106)
Debt securities issued by foreign governments	66	(11)	—	—	66	(11)
Corporate securities	640,225	(103,536)	242,865	(100,843)	883,090	(204,379)
Mortgage-backed securities	55,766	(12,343)	135,392	(60,326)	191,158	(72,669)

Total	$701,010	(116,237)	378,257	(161,169)	1,079,267	(277,406)

	December 31, 2007
	Less than 12 months		12 months or longer		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	value	losses	value	losses	value	losses
U.S. Treasury securities and obligations of U.S. government	$11,973	(65)	—	—	11,973	(65)
Federal agency issued securities	14,346	(121)	10,294	(1)	24,640	(122)
Debt securities issued by foreign governments	—	—	10,256	(549)	10,256	(549)
Corporate securities	321,858	(17,129)	164,175	(17,737)	486,033	(34,866)
Mortgage-backed securities	101,547	(4,769)	87,819	(11,117)	189,366	(15,886)

Total	$449,724	(22,084)	272,544	(29,404)	722,268	(51,488)

In accordance with its policy described in note 2(a), the Company concluded that no securities reflected in the tables above were other-than-temporarily impaired and, therefore, no write-downs were deemed necessary as of December 31, 2008 and 2007.
The majority of the increases in the Company’s unrealized losses reflected in the tables above from December 31, 2007 to December 31, 2008 were attributable to corporate securities and mortgage-backed securities. The increase in unrealized losses on corporate securities was primarily due to significant increases in credit spreads, illiquid markets, and volatility in investment quality ratings as a result of the credit market disruptions in the fourth quarter of 2008. The increase in unrealized losses on mortgage-backed securities was primarily due to an increase in credit spreads and decrease in market liquidity resulting from concern about mortgage defaults.
(Continued)

29

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2008, 2007, and 2006
(Dollars in thousands)
Securities with unrealized losses for less than twelve consecutive months included 352 issues with a carrying value of $701,010 and unrealized losses of $116,237 at December 31, 2008; and 176 issues with a carrying value of $449,724 and unrealized losses of $22,084 at December 31, 2007. Of this portfolio, 93.8% and 93.0% were investment grade (rated AAA through BBB-) with associated unrealized losses of $100,635 and $17,728 at December 31, 2008 and 2007, respectively.
Securities with unrealized losses for twelve consecutive months or longer included 228 issues with a carrying value of $378,257 and unrealized losses of $161,169 at December 31, 2008; and 196 issues with a carrying value of $272,544 and unrealized losses of $29,404 at December 31, 2007. Of this portfolio, 81.1% and 76.8% were investment grade, with associated unrealized losses of $127,085 and $16,682 at December 31, 2008 and 2007, respectively.
Fixed maturities with a fair value to amortized cost ratio less than 80% for six consecutive months or longer are considered potentially distressed securities and are subject to rigorous ongoing review. There were 28 and 7 issues with a fair value to amortized cost ratio of less than 80% for 6 months or longer as of December 31, 2008 and 2007, respectively. These securities had a carrying value of $50,930, $8,156 and unrealized losses of $35,146, $5,898 as of December 31, 2008 and 2007, respectively. There were 180 and 13 issues with a fair value to amortized cost ratio of less than 80% for less than 6 months as of December 31, 2008 and 2007, respectively. These securities had a carrying value of $322,183, $17,205 and unrealized losses of $163,592, $8,092 as of December 31, 2008 and 2007, respectively. As described more fully in note 2(a), the Company regularly reviews its investment holdings for other-than-temporary impairments. Based upon this review, the Company believes that the securities in an unrealized loss position as of December 31, 2008 and 2007 were not other-than-temporary impaired due to the Company’s ability and intent to hold the investments for a reasonable period of time sufficient for recovery of fair value.
The tables below summarize the fixed maturity securities with unrealized losses as of December 31:

	2008
Fair value to amortized	Amortized	Fair	Unrealized
cost ratio	cost	value	losses
90%-99%	$413,594	389,444	(24,150)
80%-89%	371,228	316,710	(54,518)
Below 80%	571,851	373,113	(198,738)

Total	$1,356,673	1,079,267	(277,406)

(Continued)

30

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2008, 2007, and 2006
(Dollars in thousands)

	2007
Fair value to amortized	Amortized	Fair	Unrealized
cost ratio	cost	value	losses
90%-99%	$628,661	605,834	(22,827)
80%-89%	105,744	91,073	(14,671)
Below 80%	39,351	25,361	(13,990)

Total	$773,756	722,268	(51,488)

Proceeds from the sale of securities available-for-sale (excluding calls) during 2008, 2007, and 2006 were $116,631, $59,035, and $37,782, respectively. Gross gains of $8,428 ($53 in 2007 and $60 in 2006) and gross losses of $1,814 ($53 in 2007 and $1,761 in 2006) were realized on those sales.
Investments with a fair value of $4,816 and $4,315 as of December 31, 2008 and 2007, respectively, were on deposit with various regulatory agencies as required by law.
The Company generally initiates foreclosure proceedings on all mortgage loans on real estate delinquent sixty days. There was one foreclosure of mortgage loans on real estate in 2008 and none in 2007.
At December 31, 2008 and 2007, the Company had mortgage loans totaling $2,322 and $0, respectively, which were in the process of foreclosure.
The Company participates in an indemnified securities lending program administered by an unaffiliated agent in which certain portfolio holdings are loaned to third parties. The borrower must deliver to the Company’s agent collateral having a market value at least equal to 102% of the market value of the securities loaned. The collateral received by the Company’s agent from the borrower to secure loans on behalf of the Company must be in the form of cash, securities issued or guaranteed by the U.S. government or its agencies, or bank letter of credit or equivalent obligation as may be pre-approved by the Company. The loaned securities’ market value is monitored, on a daily basis, with additional collateral obtained as necessary. The Company did not participate in securities lending as of December 31, 2008. As of December 31, 2007, the Company received $240,284 of cash collateral on securities lending. The cash collateral is invested in short-term investments, which are recorded in the balance sheets in short-term investments securities lending collateral with a corresponding liability recorded in payables for securities lending collateral to account for the Company’s obligation to return the collateral. The Company had not received any noncash collateral on securities lending as of December 31, 2007. As of December 31, 2007, the Company had loaned securities with a fair value of $235,160, which are recognized in the balance sheets as part of investments available-for-sale, fixed maturity securities on loan.
(7)	Future Policy Benefits and Claims
The liability for future policy benefits for universal life policies and investment contracts (approximately 82% of the total liability for future policy benefits as of December 31, 2008 and 2007) has been established based on accumulated contract values without reduction for surrender penalty provisions. The average
(Continued)

31

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2008, 2007, and 2006
(Dollars in thousands)
interest rate credited on investment product policies was 5.0% for the years ended December 31, 2008, 2007, and 2006.
The liability for future policy benefits for traditional life policies has been established based upon the net level premium method using interest rates varying from 2.3% to 8.0%.
(a)	Withdrawals

Rates, which vary by issue age, type of coverage and policy duration, are based on Company experience.

(b)	Mortality and Morbidity

Mortality and morbidity rates are based on published tables, guaranteed in insurance contracts.
(8)	Income Tax

The Company provides for income taxes based on amounts the Company believes it will ultimately owe in accordance with FASB Statement No. 109. The Company adopted the provision of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, (FIN 48) on January 1, 2007 along with its direct subsidiaries, because of selling variable annuities as required by FSP FIN 48-b. No adjustment was necessary for the cumulative effect related to the adoption of FIN 48. The need for reserves is reviewed regularly and is adjusted as events occur that the Company believes impacts its liability for additional taxes. The Company believes that its income tax filing positions will be sustained on audit and does not anticipate any adjustments that will result in a material adverse effect on the Company’s financial condition, results of operations or cash flows. Therefore, no reserves for uncertain tax positions have been recorded pursuant to FIN 48.
The provision for income taxes is as follows:

	2008	2007	2006
Current	$45,336	13,714	21,947
Deferred	(31,065)	14,310	2,247

Income tax expense	$14,271	28,024	24,194

(Continued)

32

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2008, 2007, and 2006
(Dollars in thousands)
A reconciliation of the provision for income taxes based on enacted U.S. Federal income tax rates to the total income tax expense provision reported in the financial statements for the years ended December 31, 2008, 2007, and 2006:

	2008	2007	2006
Pre-tax income times U.S. enacted tax rate	$14,259	27,769	23,747
Tax-preferred investment income	(196)	(284)	(491)
Other, net	208	539	938

Income tax expense	$14,271	28,024	24,194

Effective tax rate	35.0%	35.3%	35.7%
In 2008, the Internal Revenue Service (IRS) began a review of the refund claim for the tax year ending December 31, 2003. The IRS expanded its review to cover the tax years ending December 31, 2004 through December 31, 2007 and issued its examination report. The Company has protested the only issue raised, bad debt deductions, in the report. The Company believes the IRS has not considered all the relevant facts and circumstances and expects its position to be sustained. Thus no reduction of tax benefits has been recorded pursuant to its FIN 48 analysis. In August 2007, the IRS issued Revenue Ruling 2007-54 which would have substantially changed accepted industry and IRS interpretations of the statutes governing the computation of the Dividends Received Deduction (DRD) on separate account assets held in connection with variable annuity and life contracts. However, the ruling was suspended by Revenue Ruling 2007-61 which also announced the IRS’s intention to issue regulations with respect to certain computational aspects of the DRD. Although regulations that represent a substantial change in an interpretation of the law are generally given a prospective effective date, prospective application is not guaranteed. As a result, depending on the ultimate timing and substance of any such regulations, which are unknown at this time, such future regulations could result in the elimination of some or all of the separate account DRD tax benefit that the Company receives. During 2008, 2007, and 2006 the Company recognized an income tax benefit of $196, $245, and $158, respectively, related to the separate account DRD and is reflected as a component of tax-preferred investment income in the rate reconciliation above.
The Company’s policy for recording interest and penalties associated with audits, claims, and adjustments is to record such amount as a component of income taxes.
(Continued)

33

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2008, 2007, and 2006
(Dollars in thousands)
The tax effects of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities that give rise to significant components of the net deferred tax liability as of December 31, 2008 and 2007 relate to the following:

	2008	2007
Deferred tax assets:
Future policy benefits	$236,420	191,524
Mortgage loans on real estate	687	612
Fixed maturity securities available-for-sale	95,502	—
Other	6,660	187

Total gross deferred tax assets	339,269	192,323

Deferred tax liabilities:
Fixed maturity securities available-for-sale	—	9
Deferred policy acquisition costs	120,272	83,681
Fixed assets	—	2,303
Reinsurance recoverable	167,931	139,758
Other	6,629	4,742

Total gross deferred tax liabilities	294,832	230,493

Net deferred tax asset (liability)	$44,437	(38,170)

In accessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which those temporary differences become deductible. The Company considers the scheduled reversal of deferred tax liabilities, projected future income, and tax planning strategies in making this assessment. Based upon the level of historical taxable income and projections for future income over the periods in which the deferred tax assets are deductible, the Company believes it is more likely than not that it will realize the benefits of these deductible differences at December 31, 2008.
(9)	Additional Financial Instruments Disclosure
(a)	Financial Instruments with Off-Balance-Sheet Risk

The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. The Company had outstanding commitments to fund bonds and venture capital partnerships of approximately $611 and $4,629 as of December 31, 2008 and 2007, respectively. These commitments involve, in varying degrees, elements of credit and market risk in excess of amounts recognized in the financial statements. The credit risk of all financial instruments, whether on- or off-balance sheet, is controlled through credit approvals, limits, and monitoring procedures.
(Continued)

34

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2008, 2007, and 2006
(Dollars in thousands)
(b)	Significant Concentrations of Credit Risk

Mortgage loans are collateralized by the underlying properties. Collateral must meet or exceed 125% of the loan at the time the loan is made. The Company grants mainly commercial mortgage loans to customers throughout the United States. The Company has a diversified loan portfolio and total loans in any state do not exceed 13% of the total loan portfolio as of December 31, 2008.

At December 31, 2008, the states that exceeded 10% of the total loan portfolio were Texas, Ohio and California with carrying values of $56.1 million, $55.8 million and $48.2 million, respectively. At December 31, 2007, the states that exceeded 10% of the total loan portfolio were Texas, Ohio and California with carrying values of $53.1 million, $56.9 million and $42.8 million, respectively.

The summary below depicts loan exposure of remaining principal balances by type as of December 31, 2008 and 2007:

	2008	2007
Mortgage assets by type:
Retail	$113,776	100,894
Office	121,397	125,048
Apartment	29,520	27,243
Industrial	104,367	95,533
Other	86,148	77,308

	455,208	426,026

Less valuation allowances	1,963	1,749

Total mortgage loans on real estate, net	$453,245	424,277

(10)	Regulatory Risk-Based Capital and Dividend Restrictions

As of December 31, 2008, ONLAC exceeded the minimum risk-based capital (RBC) requirements as established by the NAIC.

The payment of dividends by the Company to its parent, ONLIC, is limited by Ohio insurance laws. The maximum dividend that may be paid without prior approval of the Director of Insurance is limited to the greater of ONLAC’s statutory net income of the preceding calendar year or 10% of statutory surplus as of the preceding December 31. Any dividend that exceeds earned surplus of ONLAC, even if it is within the above parameters, would be deemed extraordinary under Ohio law. Therefore, dividends of approximately $23,950 may be paid by ONLAC to ONLIC in 2009 without prior approval. ONLAC did not pay dividends to ONLIC in 2008, 2007 and 2006.
(Continued)

35

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2008, 2007, and 2006
(Dollars in thousands)
(11)	Contingencies

The Company is a defendant in various legal actions arising in the normal course of business. While the outcome of such matters cannot be predicted with certainty, management believes such matters will be resolved without material adverse impact on the financial condition of the Company.
(12)	Reinsurance

In the ordinary course of business, the Company reinsures certain risks with its parent, ONLIC, and other insurance companies. Amounts in the accompanying financial statements related to ceded business are as follows:

	2008
	Affiliate	Nonaffiliate
Premiums	$45,950	99,713
Benefits incurred	6,357	60,709
Commission and expense allowances	2,239	6,890
Reinsurance recoverable:
Reserves for future policy benefits	205,705	269,332
Policy and contract claims payable	422	9,040

	2007
	Affiliate	Nonaffiliate
Premiums	$68,743	87,996
Benefits incurred	6,255	49,714
Commission and expense allowances	5,520	12,093
Reinsurance recoverable:
Reserves for future policy benefits	153,124	244,148
Policy and contract claims payable	399	4,504

	2006
	Affiliate	Nonaffiliate
Premiums	$23,576	86,404
Benefits incurred	5,636	49,952
Commission and expense allowances	1,585	14,831
Reinsurance recoverable:
Reserves for future policy benefits	81,474	214,598
Policy and contract claims payable	324	11,180
(Continued)

36

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2008, 2007, and 2006
(Dollars in thousands)
Net traditional life and accident and health insurance premiums earned in 2008, 2007, and 2006 is summarized as follows:

	2008	2007	2006
Direct premiums earned	$193,694	215,828	158,973
Reinsurance assumed	1,282	1,274	1,227
Reinsurance ceded	(145,663)	(156,739)	(109,980)

Net premiums earned	$49,313	60,363	50,220

Reinsurance does not discharge the Company from its primary liability to policyholders and to the extent that a reinsurer should be unable to meet its obligations, the Company would be liable to policyholders.
Effective December 31, 2008, the Company has entered into a 100% coinsurance reinsurance agreement with Montgomery Re, Inc., an affiliated reinsurer. The reinsurance agreement covers 10 year level term life policies issued between January 1, 2000 and March 31, 2004. The reinsurer is unauthorized in the State of Ohio. This agreement takes into account State of Vermont prescribed practice that allows a letter of credit to back a certain portion of statutory reserves and a prescribed practice for the reinsurer to recognize a net liability for inuring yearly renewable term (YRT) reinsurance contracted by the ceding company. The letter of credit held by the affiliated reinsurer has been assigned to the Company and as such also provides collateral for the unauthorized reinsurance. Amounts in the accompanying financial statements related to the reinsurance treaty with Montgomery Re and included in the above tables are as follows:

2008
Affiliate
Premiums	$10,182
Commission and expense allowances	(4,731)
Reinsurance recoverable:
Reserves for future policy benefits	17,812
Effective December 31, 2008, the Company has entered into a reinsurance agreement with a non-affiliated reinsurer. The reinsurance agreement covers 10 year level term life policies issued between April 1, 2004 and June 30, 2008.
(13)	Related Party Transactions

The Company shares common facilities and management with ONLIC. A written agreement, which either party may terminate upon thirty days notice, provides that ONLIC furnish personnel, space and supplies, accounting, data processing, and related services to ONLAC. ONLIC primarily uses multiple bases (head counts, salaries, number of policies, policy face amounts, field compensation, time, age, sex, assets, account balances, transaction counts, etc.) and believes they are reasonable for determining the expense charges. There is no assurance that these costs would be similar if the Company had to obtain such services

37

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Notes to Financial Statements
December 31, 2008, 2007, and 2006
(Dollars in thousands)
on its own. This agreement resulted in charges to the Company of approximately $31,000, $27,000, and $24,000 in 2008, 2007, and 2006, respectively.
The Company received cash capital contributions from its parent, ONLIC, on December 31, 2007, and December 21, 2006 in the amount of $11,000 and $5,000, respectively.
Effective December 31, 2008, the Company has entered into a 100% coinsurance reinsurance agreement with Montgomery Re, Inc., an affiliated reinsurer (see note 12).

38

Schedule I
OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Summary of Investments — Other Than Investments in Related Parties
December 31, 2008
(Dollars in thousands)

Column A	Column B	Column C	Column D
			Amount at
			which shown
		Market	in the
Type of investment	Cost	value	balance sheet
Fixed maturity available-for-sale securities :
Bonds:
U.S. Treasury securities and obligations of U.S. Government	$15,418	$16,686	$16,686
Federal agency issued securities	21,959	22,087	22,087
Obligations of states and political subdivisions	3,500	3,507	3,507
Debt securities issued by foreign governments	239	236	236
Corporate securities	1,076,681	906,515	906,515
Mortgage-backed securities	387,227	323,050	323,050

Total fixed maturity available-for-sale securities	1,505,024	1,272,081	1,272,081

Fixed maturity held-to-maturity securities:
Bonds:
Obligations of states and political subdivisions	2,150	2,044	2,150
Debt securities issued by foreign governments	1,000	1,000	1,000
Corporate securities	237,752	218,421	237,752

Total fixed maturity held-to-maturity securities	240,902	221,465	240,902

Mortgage loans on real estate, net	455,208		453,245	[1]

Policy loans	68,889		68,889

Other long-term investments	3,950		2,708	[2]

Short-term investments	24,899		24,925

Total investments	$2,298,872		$2,062,750

1	Difference from Column B is attributable to valuation allowances due to impairments on mortgage loans on real estate.

2	Difference from Column B is due to operations gains and /or losses of investments in limited partnerships.
See accompanying report of independent registered public accounting firm.

34

Schedule III
OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Supplementary Insurance Information
Years ended December 31, 2008, 2007, and 2006
(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
		Future policy
	Deferred	benefits,		Other policy
	policy	losses,		claims and
	acquisition	claims, and	Unearned	benefits	Premium
Year segment	costs	loss expenses	Premiums [1]	payable [1]	revenue
2008:
Individual life insurance	$451,269	2,016,085			43,813
All other	18,917	637,814			5,500

Total	$470,186	2,653,899			49,313

2007:
Individual life insurance	$350,032	1,895,548			53,930
All other	14,710	583,627			6,433

Total	$364,742	2,479,175			60,363

2006:
Individual life insurance	$323,048	1,734,464			44,207
All other	11,359	518,741			6,013

Total	$334,407	2,253,205			50,220

Column A	Column G	Column H	Column I	Column J	Column K
		Benefits,	Amortization
		claims, losses	of deferred
	Net	and	policy	Other
	investment	settlement	acquisition	operating	Premium
Year segment	income [2]	expenses	costs	expenses [2]	written [3]
2008:
Individual life insurance	$132,690	147,610	33,205	32,102
All other	17,736	11,283	2,051	(433)

Total	$150,426	158,893	35,256	31,669

2007:
Individual life insurance	$122,451	162,663	27,494	24,095
All other	23,161	8,009	2,599	331

Total	$145,612	170,672	30,093	24,426

2006:
Individual life insurance	$111,014	145,592	24,635	22,184
All other	21,139	5,462	1,665	627

Total	$132,153	151,054	26,300	22,811

[1]	Unearned premiums and other policy claims and benefits payable are included in Column C amounts.

[2]	Allocations of net investment and certain operating expenses are based on numerous assumptions and estimates, and reported segment operating results would change if different methods were applied.

[3]	Not applicable for life insurance companies.
See accompanying report of independent registered public accounting firm.

35

Schedule IV
OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Reinsurance
Years ended December 31, 2008, 2007, and 2006
(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
					Percentage
		Ceded to	Assumed		of amount
	Gross	other	from other	Net	assumed
	amount	companies	companies	amount	to net
2008:
Life insurance in force	$101,335,392	65,000,198	103,516	36,438,710	0.3%

Premiums:
Life insurance	$173,463	129,827	177	43,813	0.4%
Accident and health insurance	20,231	15,836	1,105	5,500	20.1

Total	$193,694	145,663	1,282	49,313	2.6%

2007:
Life insurance in force	$92,437,067	46,582,889	129,693	45,983,871	0.3%

Premiums:
Life insurance	$194,961	141,142	111	53,930	0.2%
Accident and health insurance	20,867	15,597	1,163	6,433	18.1

Total	$215,828	156,739	1,274	60,363	2.1%

2006:
Life insurance in force	$83,157,457	44,056,347	31,611	39,132,721	0.1%

Premiums:
Life insurance	$137,312	93,116	11	44,207	—%
Accident and health insurance	21,661	16,864	1,216	6,013	20.2

Total	$158,973	109,980	1,227	50,220	2.4%

See accompanying report of independent registered public accounting firm.

36

Schedule V
OHIO NATIONAL LIFE ASSURANCE CORPORATION
(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)
Valuation and Qualifying Accounts
Years ended December 31, 2008, 2007, and 2006
(In thousands)

Column A	Column B	Column C		Column D	Column E
		Charged
	Balance at	(credited) to	Charged to		Balance at
	beginning	costs and	other		end of
Description	of period	expenses	accounts	Deductions	period
2008:
Valuation allowances — mortgage loans on real estate	$1,749	214	—	—	1,963

2007:
Valuation allowances — mortgage loans on real estate	$1,689	60	—	—	1,749

2006:
Valuation allowances — mortgage loans on real estate	$1,721	(32)	—	—	1,689

See accompanying report of independent registered public accounting firm.

37

Ohio National Variable Account R

Statements of Assets and Contract Owners’ Equity	December 31, 2008

	Assets	Contract owners’ equity
		Contracts in
	Investments at	accumulation period
	fair value	(note 6)
Ohio National Fund, Inc.:
Equity Subaccount 1,025,801 Shares (Cost $25,360,786)	$13,530,321	$13,530,321
Money Market Subaccount 1,256,175 Shares (Cost $12,561,748)	12,561,748	12,561,748
Bond Subaccount 321,359 Shares (Cost $3,498,299)	3,255,366	3,255,366
Omni Subaccount 453,410 Shares (Cost $7,028,172)	4,996,581	4,996,581
International Subaccount 958,142 Shares (Cost $11,499,074)	7,243,556	7,243,556
Capital Appreciation Subaccount 633,896 Shares (Cost $9,194,141)	7,828,612	7,828,612
Millennium Subaccount 529,029 Shares (Cost $11,162,384)	7,639,174	7,639,174
International Small-Mid Company Subaccount (b) 306,454 Shares (Cost $5,407,945)	4,072,770	4,072,770
Aggressive Growth Subaccount 431,626 Shares (Cost $3,398,180)	2,248,771	2,248,771
Small Cap Growth Subaccount 231,470 Shares (Cost $2,413,367)	1,518,441	1,518,441
Mid Cap Opportunity Subaccount 558,251 Shares (Cost $8,473,936)	6,118,434	6,118,434
S&P 500 Index Subaccount 1,585,709 Shares (Cost $20,347,422)	14,921,520	14,921,520
Strategic Value Subaccount (a) 148,042 Shares (Cost $1,495,380)	1,179,894	1,179,894
High Income Bond Subaccount 319,806 Shares (Cost $2,884,214)	2,312,199	2,312,199
Capital Growth Subaccount 100,477 Shares (Cost $1,937,949)	1,507,160	1,507,160
Nasdaq-100 Index Subaccount 177,245 Shares (Cost $710,610)	551,231	551,231
Bristol Subaccount 57,216 Shares (Cost $672,436)	470,887	470,887
Bryton Growth Subaccount 40,601 Shares (Cost $447,624)	327,245	327,245
U.S. Equity Subaccount 1,881 Shares (Cost $24,764)	14,882	14,882
Balanced Subaccount 15,052 Shares (Cost $197,441)	161,662	161,662

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Assets and Contract Owners’ Equity	December 31, 2008

	Assets	Contract owners’ equity
		Contracts in
	Investments at	accumulation period
	fair value	(note 6)
Ohio National Fund Inc.: (continued)
Income Opportunity Subaccount 1,866 Shares (Cost $21,326)	$18,456	$18,456
Target VIP Subaccount 15,286 Shares (Cost $158,346)	104,095	104,095
Target Equity/Income Subaccount 49,580 Shares (Cost $518,350)	317,808	317,808

Janus Aspen Series — Institutional Shares:
Large Cap Growth Subaccount 268,908 Shares (Cost $6,468,783)	4,248,753	4,248,753
Worldwide Growth Subaccount 107,206 Shares (Cost $3,599,855)	2,065,867	2,065,867
Balanced Subaccount 148,499 Shares (Cost $3,696,562)	3,400,627	3,400,627

Wells Fargo Advantage Variable Trust Funds:
Opportunity Subaccount 30,035 Shares (Cost $579,181)	305,153	305,153
Small/Mid Cap Value Subaccount 9,282 Shares (Cost $95,240)	45,944	45,944
Discovery Subaccount 35,632 Shares (Cost $457,623)	398,725	398,725

Goldman Sachs Variable Insurance Trust — Institutional Shares:
Growth and Income Subaccount 264,074 Shares (Cost $3,092,364)	2,104,669	2,104,669
Structured U.S. Equity Subaccount 39,561 Shares (Cost $457,477)	316,096	316,096
Capital Growth Subaccount 46,510 Shares (Cost $482,013)	344,175	344,175

Van Kampen Universal Institutional Funds — Class I:
U.S. Real Estate Subaccount 165,109 Shares (Cost $2,877,546)	1,355,542	1,355,542

Lazard Retirement Series Inc.:
Emerging Markets Equity Subaccount (a) 422,769 Shares (Cost $7,885,374)	4,899,888	4,899,888
U.S. Small Cap Equity Subaccount (a) 304,364 Shares (Cost $3,679,292)	1,929,670	1,929,670
U.S. Strategic Equity Subaccount 1,253 Shares (Cost $11,092)	8,155	8,155
International Equity Subaccount 38,567 Shares (Cost $517,975)	317,410	317,410

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Assets and Contract Owners’ Equity	December 31, 2008

	Assets	Contract owners’ equity
		Contracts in
	Investments at	accumulation period
	fair value	(note 6)

Fidelity Variable Insurance Products Fund — Service Class 2:
VIP Mid Cap Subaccount 426,647 Shares (Cost $11,730,973)	$7,730,847	$7,730,847
VIP Contrafund Subaccount 587,014 Shares (Cost $15,193,098)	8,887,395	8,887,395
VIP Growth Subaccount 68,428 Shares (Cost $2,348,276)	1,595,058	1,595,058
VIP Equity-Income Subaccount 114,002 Shares (Cost $2,447,041)	1,482,022	1,482,022

Janus Aspen Series — Service Shares:
Large Cap Growth Subaccount 82,361 Shares (Cost $1,668,967)	1,283,185	1,283,185
Worldwide Growth Subaccount 63,999 Shares (Cost $1,771,446)	1,222,390	1,222,390
Balanced Subaccount 148,518 Shares (Cost $3,775,699)	3,527,314	3,527,314
International Growth Subaccount 164,706 Shares (Cost $7,800,911)	4,284,005	4,284,005

J.P. Morgan Series Trust II:
Small Company Subaccount 33,366 Shares (Cost $504,673)	328,323	328,323
Mid Cap Value Subaccount 149,848 Shares (Cost $3,904,793)	2,835,133	2,835,133

MFS Variable Insurance Trust — Service Class:
New Discovery Subaccount 25,898 Shares (Cost $365,402)	207,446	207,446
Investors Growth Stock Subaccount 22,638 Shares (Cost $216,519)	157,337	157,337
Mid Cap Growth Subaccount 83,880 Shares (Cost $511,485)	268,416	268,416
Total Return Subaccount 166,782 Shares (Cost $3,261,654)	2,541,765	2,541,765

The Prudential Series Fund Inc.:
Jennison Subaccount 6,575 Shares (Cost $123,164)	95,078	95,078
Jennison 20/20 Focus Subaccount 300,528 Shares (Cost $4,353,057)	2,722,779	2,722,779

UBS Series Trust — Class I:
U.S. Allocation Subaccount 1,107 Shares (Cost $14,033)	10,678	10,678

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Assets and Contract Owners’ Equity	December 31, 2008

	Assets	Contract owners’ equity
		Contracts in
	Investments at	accumulation period
	fair value	(note 6)

PIMCO Variable Insurance Trust — Administrative Shares:
Real Return Subaccount 248,783 Shares (Cost $3,084,175)	$2,801,294	$2,801,294
Total Return Subaccount 469,162 Shares (Cost $4,847,822)	4,837,056	4,837,056
Global Bond Subaccount 173,517 Shares (Cost $2,204,208)	2,125,584	2,125,584

Calvert Variable Series Inc.:
Social Equity Subaccount 16,569 Shares (Cost $259,419)	214,575	214,575

Dreyfus Variable Investment Fund — Service Shares:
Appreciation Subaccount 10,372 Shares (Cost $388,668)	297,677	297,677

Royce Capital Fund:
Small-Cap Subaccount 632,027 Shares (Cost $5,624,233)	4,057,616	4,057,616
Micro-Cap Subaccount 355,064 Shares (Cost $3,936,626)	2,141,035	2,141,035

Van Kampen Universal Institutional Funds — Class II:
Core Plus Fixed Income Subaccount 30,292 Shares (Cost $300,102)	297,167	297,167
U.S. Real Estate Subaccount 114,820 Shares (Cost $1,969,218)	934,633	934,633
International Growth Equity Subaccount 19,328 Shares (Cost $204,605)	120,218	120,218
Capital Growth Subaccount 5,968 Shares (Cost $108,640)	60,101	60,101

Legg Mason Partners Variable Equity Trust — Class I:
Fundamental Value Subaccount 7,111 Shares (Cost $148,631)	95,426	95,426
Capital and Income Subaccount 1,707 Shares (Cost $18,707)	13,300	13,300
Investors Subaccount 4,594 Shares (Cost $71,234)	46,677	46,677

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Assets and Contract Owners’ Equity	December 31, 2008

	Assets	Contract owners’ equity
		Contracts in
	Investments at	accumulation period
	fair value	(note 6)

Franklin Templeton Variable Insurance Products Trust — Class 2:
Franklin Income Securities Subaccount 234,572 Shares (Cost $3,705,884)	$2,660,047	$2,660,047
Franklin Flex Cap Growth Securities Subaccount 30,516 Shares (Cost $293,106)	250,843	250,843
Templeton Foreign Securities Subaccount 59,230 Shares (Cost $997,879)	637,314	637,314

Neuberger Berman Advisers Management Trust — S Class:
AMT Regency Subaccount 5,417 Shares (Cost $88,560)	49,942	49,942

Totals	$175,461,163	$175,461,163

(a)	Name change was effective May 1, 2008:
Strategic Value subaccount formerly known as Blue Chip.
Emerging Markets Equity subaccount formerly known as Emerging Markets.
U.S. Small Cap Equity subaccount formerly known as Small Cap.
Capital Growth subaccount formerly known as Equity Growth.

(b)	Name change was effective September 1, 2008:
International Small-Mid Company subaccount formerly known as International Small Company.

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2008

	Ohio National Fund, Inc.
								International
		Money				Capital		Small-Mid
	Equity	Market	Bond	Omni	International	Appreciation	Millennium	Company
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
	2008	2008	2008	2008	2008	2008	2008	2008

Investment activity:
Reinvested dividends	$198,928	$221,697	$0	$154,149	$0	$73,386	$0	$0
Risk and administrative expense (note 2)	(164,621)	(85,265)	(27,939)	(49,721)	(84,492)	(80,849)	(84,788)	(49,087)

Net investment activity	34,307	136,432	(27,939)	104,428	(84,492)	(7,463)	(84,788)	(49,087)

Reinvested capital gains	0	0	0	0	0	0	0	0

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	(1,833,862)	266	(31,805)	(151,509)	(420,758)	456,530	(226,085)	362,696
Unrealized gain (loss)	(16,273,405)	0	(449,596)	(2,377,735)	(6,232,383)	(5,752,331)	(5,835,802)	(4,964,848)

Net gain (loss) on investments	(18,107,267)	266	(481,401)	(2,529,244)	(6,653,141)	(5,295,801)	(6,061,887)	(4,602,152)

Net increase (decrease) in contract owners’ equity from operations	$(18,072,960)	$136,698	$(509,340)	$(2,424,816)	$(6,737,633)	$(5,303,264)	$(6,146,675)	$(4,651,239)

	Ohio National Fund, Inc.
	Aggressive	Small Cap	Mid Cap	S&P	Strategic	High Income	Capital	Nasdaq-100
	Growth	Growth	Opportunity	500 Index	Value	Bond	Growth	Index
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
	2008	2008	2008	2008	2008	2008	2008	2008

Investment activity:
Reinvested dividends	$0	$0	$0	$330,027	$68,256	$0	$0	$0
Risk and administrative expense (note 2)	(26,380)	(16,483)	(75,043)	(147,460)	(9,692)	(20,523)	(15,022)	(5,373)

Net investment activity	(26,380)	(16,483)	(75,043)	182,567	58,564	(20,523)	(15,022)	(5,373)

Reinvested capital gains	0	0	0	0	0	0	0	0

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	(95,547)	(102,210)	275,611	(127,195)	(20,340)	(44,970)	9,309	37,803
Unrealized gain (loss)	(1,776,883)	(1,374,205)	(7,094,551)	(9,409,277)	(532,104)	(801,530)	(918,462)	(469,469)

Net gain (loss) on investments	(1,872,430)	(1,476,415)	(6,818,940)	(9,536,472)	(552,444)	(846,500)	(909,153)	(431,666)

Net increase (decrease) in contract owners’ equity from operations	$(1,898,810)	$(1,492,898)	$(6,893,983)	$(9,353,905)	$(493,880)	$(867,023)	$(924,175)	$(437,039)

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2008

	Ohio National Fund, Inc.
		Bryton	U.S.		Income		Target
	Bristol	Growth	Equity	Balanced	Opportunity	Target VIP	Equity/Income
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
	2008	2008	2008	2008	2008	2008	2008

Investment activity:
Reinvested dividends	$5,749	$0	$222	$0	$0	$1,740	$8,411
Risk and administrative expense (note 2)	(4,609)	(2,784)	(132)	(1,212)	(130)	(884)	(3,623)

Net investment activity	1,140	(2,784)	90	(1,212)	(130)	856	4,788

Reinvested capital gains	0	0	0	0	0	0	0

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	(848)	411	(1,493)	(1,694)	(71)	(7,228)	(44,706)
Unrealized gain (loss)	(317,265)	(215,398)	(11,270)	(50,872)	(4,226)	(55,123)	(250,161)

Net gain (loss) on investments	(318,113)	(214,987)	(12,763)	(52,566)	(4,297)	(62,351)	(294,867)

Net increase (decrease) in contract owners’ equity from operations	$(316,973)	$(217,771)	$(12,673)	$(53,778)	$(4,427)	$(61,495)	$(290,079)

	Janus Aspen Series —			Wells Fargo Advantage Variable
	Institutional Shares			Trust Funds
	Large Cap	Worldwide			Small/Mid
	Growth	Growth	Balanced	Opportunity	Cap Value	Discovery
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
	2008	2008	2008	2008	2008	2008

Investment activity:
Reinvested dividends	$45,011	$38,523	$102,307	$9,287	$0	$0
Risk and administrative expense (note 2)	(45,052)	(24,053)	(27,732)	(3,669)	(978)	(5,074)

Net investment activity	(41)	14,470	74,575	5,618	(978)	(5,074)

Reinvested capital gains	0	0	263,528	109,618	25,212	0

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	(149,442)	(206,576)	54,749	(21,025)	(22,632)	49,233
Unrealized gain (loss)	(2,747,866)	(1,599,766)	(1,039,922)	(322,241)	(55,508)	(402,631)

Net gain (loss) on investments	(2,897,308)	(1,806,342)	(985,173)	(343,266)	(78,140)	(353,398)

Net increase (decrease) in contract owners’ equity from operations	$(2,897,349)	$(1,791,872)	$(647,070)	$(228,030)	$(53,906)	$(358,472)

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2008

				Van Kampen
				Universal
	Goldman Sachs Variable			Institutional
	Insurance Trust — Institutional Shares			Funds — Class I	Lazard Retirement Series, Inc.
	Growth				Emerging		U.S.
	and	Structured	Capital	U.S. Real	Markets	U.S. Small	Strategic	International
	Income	U.S. Equity	Growth	Estate	Equity	Cap Equity	Equity	Equity
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
	2008	2008	2008	2008	2008	2008	2008	2008

Investment activity:
Reinvested dividends	$56,877	$7,025	$651	$69,729	$182,277	$0	$85	$5,406
Risk and administrative expense (note 2)	(19,051)	(2,653)	(3,555)	(15,456)	(56,974)	(17,802)	(48)	(3,223)

Net investment activity	37,826	4,372	(2,904)	54,273	125,303	(17,802)	37	2,183

Reinvested capital gains	282	3,941	0	764,750	536,273	0	0	1,621

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	(95,200)	(17,642)	(12,767)	(236,241)	114,972	(485,275)	(1,563)	(49,901)
Unrealized gain (loss)	(1,045,641)	(179,574)	(242,910)	(1,465,024)	(5,718,849)	(697,728)	(2,214)	(165,193)

Net gain (loss) on investments	(1,140,841)	(197,216)	(255,677)	(1,701,265)	(5,603,877)	(1,183,003)	(3,777)	(215,094)

Net increase (decrease) in contract owners’ equity from operations	$(1,102,733)	$(188,903)	$(258,581)	$(882,242)	$(4,942,301)	$(1,200,805)	$(3,740)	$(211,290)

	Old Mutual
	Insurance	Fidelity Variable Insurance				Janus Aspen Series —
	Series Fund	Products Fund — Service Class 2				Service Shares
	Technology and	VIP	VIP	VIP	VIP	Large Cap	Worldwide
	Communications	Mid Cap	Contrafund	Growth	Equity-Income	Growth	Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
	2008	2008	2008	2008	2008	2008	2008

Investment activity:
Reinvested dividends	$0	$25,930	$98,684	$14,589	$44,562	$10,319	$19,126
Risk and administrative expense (note 2)	(362)	(70,633)	(77,183)	(14,569)	(11,647)	(10,402)	(11,856)

Net investment activity	(362)	(44,703)	21,501	20	32,915	(83)	7,270

Reinvested capital gains	0	1,800,697	330,521	0	1,740	0	0

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	2,931	(423,202)	(1,203,767)	9,414	(184,577)	31,602	(22,214)
Unrealized gain (loss)	(19,181)	(6,425,999)	(5,476,257)	(1,357,402)	(790,515)	(885,417)	(1,078,622)

Net gain (loss) on investments	(16,250)	(6,849,201)	(6,680,024)	(1,347,988)	(975,092)	(853,815)	(1,100,836)

Net increase (decrease) in contract owners’ equity from operations	$(16,612)	$(5,093,207)	$(6,328,002)	$(1,347,968)	$(940,437)	$(853,898)	$(1,093,566)

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2008

	Janus Aspen Series —		J.P. Morgan Series
	Service Shares		Trust II		MFS Variable Insurance Trust — Service Class
		International	Small	Mid Cap	New	Investors	Mid Cap	Total
	Balanced	Growth	Company	Value	Discovery	Growth Stock	Growth	Return
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
	2008	2008	2008	2008	2008	2008	2008	2008

Investment activity:
Reinvested dividends	$95,542	$77,733	$844	$42,342	$0	$558	$0	$94,589
Risk and administrative expense (note 2)	(23,916)	(43,607)	(2,920)	(26,142)	(1,979)	(1,336)	(2,857)	(21,409)

Net investment activity	71,626	34,126	(2,076)	16,200	(1,979)	(778)	(2,857)	73,180

Reinvested capital gains	266,649	1,122,811	47,499	287,028	62,280	9,315	55,884	206,258

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	53,787	(302,074)	(45,999)	(248,785)	(33,655)	3,078	(30,075)	(112,101)
Unrealized gain (loss)	(1,090,201)	(5,408,313)	(166,565)	(1,636,164)	(163,873)	(106,872)	(295,806)	(996,555)

Net gain (loss) on investments	(1,036,414)	(5,710,387)	(212,564)	(1,884,949)	(197,528)	(103,794)	(325,881)	(1,108,656)

Net increase (decrease) in contract owners’ equity from operations	$(698,139)	$(4,553,450)	$(167,141)	$(1,581,721)	$(137,227)	$(95,257)	$(272,854)	$(829,218)

			UBS Series				Calvert
	The Prudential Series		Trust —	PIMCO Variable Insurance Trust —			Variable
	Fund, Inc.		Class I	Administrative Shares			Series, Inc.
		Jennison	U.S.	Real	Total	Global	Social
	Jennison	20/20 Focus	Allocation	Return	Return	Bond	Equity
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
	2008	2008	2008	2008	2008	2008	2008

Investment activity:
Reinvested dividends	$81	$0	$417	$106,760	$196,945	$70,332	$0
Risk and administrative expense (note 2)	(797)	(23,246)	(115)	(20,799)	(31,052)	(14,471)	(2,097)

Net investment activity	(716)	(23,246)	302	85,961	165,893	55,861	(2,097)

Reinvested capital gains	0	238,323	0	4,490	91,379	0	2,186

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	(2,586)	(425,412)	(97)	(17,162)	8,945	(33,556)	5,218
Unrealized gain (loss)	(52,849)	(1,516,315)	(6,519)	(323,297)	(94,378)	(116,910)	(126,392)

Net gain (loss) on investments	(55,435)	(1,941,727)	(6,616)	(340,459)	(85,433)	(150,466)	(121,174)

Net increase (decrease) in contract owners’ equity from operations	$(56,151)	$(1,726,650)	$(6,314)	$(250,008)	$171,839	$(94,605)	$(121,085)

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Operations	For the Period Ended December 31, 2008

	Dreyfus
	Variable
	Investment
	Fund — Service
	Shares	Royce Capital Fund		Van Kampen Universal Institutional Funds — Class II
						International
				Core Plus	U.S. Real	Growth	Capital
	Appreciation	Small-Cap	Micro-Cap	Fixed Income	Estate	Equity	Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
	2008	2008	2008	2008	2008	2008	2008
Investment activity:
Reinvested dividends	$5,752	$31,894	$85,387	$5,594	$34,945	$7	$0
Risk and administrative expense (note 2)	(2,554)	(32,736)	(20,119)	(997)	(6,733)	(1,534)	(531)

Net investment activity	3,198	(842)	65,268	4,597	28,212	(1,527)	(531)

Reinvested capital gains	24,955	410,020	357,823	0	485,321	548	0

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	(3,555)	(86,977)	(244,691)	(12,165)	(182,382)	(51,688)	(4,816)
Unrealized gain (loss)	(147,917)	(1,788,089)	(1,818,402)	(3,869)	(894,001)	(94,160)	(49,636)

Net gain (loss) on investments	(151,472)	(1,875,066)	(2,063,093)	(16,034)	(1,076,383)	(145,848)	(54,452)

Net increase (decrease) in contract owners’ equity from operations	$(123,319)	$(1,465,888)	$(1,640,002)	$(11,437)	$(562,850)	$(146,827)	$(54,983)

							Neuberger
							Berman
							Advisers
	Legg Mason Partners Variable			Franklin Templeton Variable			Management
	Equity Trust — Class I			Insurance Products Trust — Class 2			Trust — S Class
				Franklin	Franklin Flex	Templeton
	Fundamental	Capital and		Income	Cap Growth	Foreign	AMT
	Value	Income	Investors	Securities	Securities	Securities	Regency	Total
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
	2008	2008	2008	2008	2008	2008	2008	2008
Investment activity:
Reinvested dividends	$2,225	$195	$821	$176,888	$87	$19,238	$720	$2,842,849
Risk and administrative expense (note 2)	(660)	(104)	(340)	(20,796)	(829)	(5,591)	(448)	(1,688,799)

Net investment activity	1,565	91	481	156,092	(742)	13,647	272	1,154,050

Reinvested capital gains	65	213	1,362	74,067	0	78,733	157	7,665,549

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	(3,233)	(2,656)	(14,308)	(306,624)	(4,614)	(47,766)	(2,943)	(6,985,710)
Unrealized gain (loss)	(43,357)	(3,750)	(16,130)	(1,041,057)	(44,329)	(463,593)	(36,466)	(115,431,121)

Net gain (loss) on investments	(46,590)	(6,406)	(30,438)	(1,347,681)	(48,943)	(511,359)	(39,409)	(122,416,831)

Net increase (decrease) in contract owners’ equity from operations	$(44,960)	$(6,102)	$(28,595)	$(1,117,522)	$(49,685)	$(418,979)	$(38,980)	$(113,597,232)

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2008 and 2007

	Ohio National Fund, Inc.
	Equity		Money Market		Bond		Omni
	Subaccount		Subaccount		Subaccount		Subaccount
	2008	2007	2008	2007	2008	2007	2008	2007

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$34,307	$(273,711)	$136,432	$360,818	$(27,939)	$(29,169)	$104,428	$80,865
Reinvested capital gains	0	0	0	0	0	0	0	0
Realized gain (loss)	(1,833,862)	1,805,125	266	2,307	(31,805)	68,011	(151,509)	47,584
Unrealized gain (loss)	(16,273,405)	(3,864,960)	0	0	(449,596)	83,938	(2,377,735)	368,184

Net increase (decrease) in contract owners’ equity from operations	(18,072,960)	(2,333,546)	136,698	363,125	(509,340)	122,780	(2,424,816)	496,633

Equity transactions:
Contract purchase payments	2,843,616	3,476,453	2,069,637	5,006,821	398,971	466,947	619,467	681,269
Transfers to and from fixed dollar contract and other subaccounts	(2,711,114)	(5,095,177)	5,285,916	(2,650,244)	(573,241)	16,921	(429,887)	(260,872)
Withdrawals, surrenders and death benefit payments	(1,518,620)	(2,917,683)	(3,048,181)	(1,682,927)	(154,303)	(271,897)	(359,199)	(437,032)
Surrender charges (note 2)	(110,957)	(191,729)	(363,635)	(136,448)	(47,824)	(25,248)	(21,233)	(17,322)
Lapse charges (note 2)	(165,696)	(29,374)	(70,157)	(35,299)	(41,768)	(1,378)	(15,247)	(405)
Cost of insurance and other administrative fees (note 2)	(1,694,331)	(2,089,890)	(574,573)	(412,609)	(233,867)	(211,842)	(534,671)	(508,130)

Net equity transactions	(3,357,102)	(6,847,400)	3,299,007	89,294	(652,032)	(26,497)	(740,770)	(542,492)

Net change in contract owners’ equity	(21,430,062)	(9,180,946)	3,435,705	452,419	(1,161,372)	96,283	(3,165,586)	(45,859)
Contract owners’ equity:
Beginning of period	34,960,383	44,141,329	9,126,043	8,673,624	4,416,738	4,320,455	8,162,167	8,208,026

End of period	$13,530,321	$34,960,383	$12,561,748	$9,126,043	$3,255,366	$4,416,738	$4,996,581	$8,162,167

Change in units:
Beginning units	847,938	1,000,019	415,185	411,052	141,943	142,932	272,437	290,922

Units purchased	121,546	106,793	1,132,563	1,525,763	36,928	63,842	28,778	28,365
Units redeemed	(237,722)	(258,874)	(981,971)	(1,521,630)	(59,834)	(64,831)	(56,062)	(46,850)

Ending units	731,762	847,938	565,777	415,185	119,037	141,943	245,153	272,437

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2008 and 2007

	Ohio National Fund, Inc.
	International		Capital Appreciation		Millennium		International Small-Mid Company
	Subaccount		Subaccount		Subaccount		Subaccount
	2008	2007	2008	2007	2008	2007	2008	2007

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(84,492)	$(114,329)	$(7,463)	$(44,020)	$(84,788)	$(106,365)	$(49,087)	$(65,977)
Reinvested capital gains	0	0	0	0	0	0	0	0
Realized gain (loss)	(420,758)	237,697	456,530	958,716	(226,085)	163,909	362,696	592,688
Unrealized gain (loss)	(6,232,383)	1,162,976	(5,752,331)	(384,083)	(5,835,802)	3,167,757	(4,964,848)	797,756

Net increase (decrease) in contract owners’ equity from operations	(6,737,633)	1,286,344	(5,303,264)	530,613	(6,146,675)	3,225,301	(4,651,239)	1,324,467

Equity transactions:
Contract purchase payments	1,054,111	1,212,797	1,010,603	1,136,582	1,051,429	1,146,911	643,261	602,278
Transfers to and from fixed dollar contract and other subaccounts	(649,729)	(413,982)	(831,865)	(718,575)	(757,456)	(961,703)	(717,021)	842,181
Withdrawals, surrenders and death benefit payments	(1,001,137)	(929,031)	(669,744)	(897,034)	(850,670)	(893,432)	(294,534)	(459,382)
Surrender charges (note 2)	(43,864)	(46,522)	(93,304)	(106,605)	(90,994)	(77,646)	(49,233)	(43,367)
Lapse charges (note 2)	(38,451)	(9,260)	(86,315)	(15,756)	(66,747)	(3,756)	(59,328)	(3,005)
Cost of insurance and other administrative fees (note 2)	(794,190)	(815,965)	(695,712)	(739,803)	(769,295)	(759,886)	(384,881)	(404,065)

Net equity transactions	(1,473,260)	(1,001,963)	(1,366,337)	(1,341,191)	(1,483,733)	(1,549,512)	(861,736)	534,640

Net change in contract owners’ equity	(8,210,893)	284,381	(6,669,601)	(810,578)	(7,630,408)	1,675,789	(5,512,975)	1,859,107
Contract owners’ equity:
Beginning of period	15,454,449	15,170,068	14,498,213	15,308,791	15,269,582	13,593,793	9,585,745	7,726,638

End of period	$7,243,556	$15,454,449	$7,828,612	$14,498,213	$7,639,174	$15,269,582	$4,072,770	$9,585,745

Change in units:
Beginning units	602,612	642,549	401,840	437,234	418,645	466,193	240,033	225,594

Units purchased	69,384	72,925	48,574	62,483	50,157	47,738	42,919	64,438
Units redeemed	(144,249)	(112,862)	(91,990)	(97,877)	(101,559)	(95,286)	(71,954)	(49,999)

Ending units	527,747	602,612	358,424	401,840	367,243	418,645	210,998	240,033

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2008 and 2007

	Ohio National Fund, Inc.
	Aggressive Growth		Small Cap Growth		Mid Cap Opportunity		S&P 500 Index
	Subaccount		Subaccount		Subaccount		Subaccount
	2008	2007	2008	2007	2008	2007	2008	2007

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(26,380)	$(28,947)	$(16,483)	$(24,303)	$(75,043)	$(103,407)	$182,567	$166,183
Reinvested capital gains	0	0	0	0	0	0	0	0
Realized gain (loss)	(95,547)	25,254	(102,210)	77,075	275,611	776,105	(127,195)	568,494
Unrealized gain (loss)	(1,776,883)	1,004,216	(1,374,205)	385,127	(7,094,551)	1,522,103	(9,409,277)	391,408

Net increase (decrease) in contract owners’ equity from operations	(1,898,810)	1,000,523	(1,492,898)	437,899	(6,893,983)	2,194,801	(9,353,905)	1,126,085

Equity transactions:
Contract purchase payments	367,120	379,414	229,287	279,570	901,131	986,590	2,481,900	2,620,268
Transfers to and from fixed dollar contract and other subaccounts	(214,334)	50,194	(125,562)	(189,258)	(482,667)	(747,022)	(1,348,933)	(1,056,292)
Withdrawals, surrenders and death benefit payments	(245,048)	(185,306)	(188,415)	(219,275)	(841,312)	(838,492)	(959,000)	(765,515)
Surrender charges (note 2)	(15,806)	(15,628)	(32,616)	(37,484)	(74,587)	(112,150)	(213,640)	(129,359)
Lapse charges (note 2)	(21,028)	(775)	(23,036)	(2,132)	(95,889)	(7,680)	(288,067)	(16,684)
Cost of insurance and other administrative fees (note 2)	(242,516)	(224,181)	(143,757)	(161,518)	(599,133)	(643,040)	(1,351,415)	(1,384,446)

Net equity transactions	(371,612)	3,718	(284,099)	(330,097)	(1,192,457)	(1,361,794)	(1,679,155)	(732,028)

Net change in contract owners’ equity	(2,270,422)	1,004,241	(1,776,997)	107,802	(8,086,440)	833,007	(11,033,060)	394,057
Contract owners’ equity:
Beginning of period	4,519,193	3,514,952	3,295,438	3,187,636	14,204,874	13,371,867	25,954,580	25,560,523

End of period	$2,248,771	$4,519,193	$1,518,441	$3,295,438	$6,118,434	$14,204,874	$14,921,520	$25,954,580

Change in units:
Beginning units	381,261	381,297	187,009	205,795	463,540	510,454	1,211,367	1,243,985

Units purchased	52,817	56,134	24,774	22,660	58,346	60,076	172,357	178,629
Units redeemed	(94,706)	(56,170)	(45,822)	(41,446)	(108,906)	(106,990)	(264,617)	(211,247)

Ending units	339,372	381,261	165,961	187,009	412,980	463,540	1,119,107	1,211,367

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2008 and 2007

	Ohio National Fund, Inc.
	Strategic Value		High Income Bond		Capital Growth		Nasdaq-100 Index
	Subaccount		Subaccount		Subaccount		Subaccount
	2008	2007	2008	2007	2008	2007	2008	2007

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$58,564	$9,254	$(20,523)	$(23,029)	$(15,022)	$(18,917)	$(5,373)	$(7,594)
Reinvested capital gains	0	0	0	0	0	0	0	0
Realized gain (loss)	(20,340)	36,420	(44,970)	152,677	9,309	85,027	37,803	42,313
Unrealized gain (loss)	(532,104)	(225,436)	(801,530)	(46,895)	(918,462)	195,739	(469,469)	140,488

Net increase (decrease) in contract owners’ equity from operations	(493,880)	(179,762)	(867,023)	82,753	(924,175)	261,849	(437,039)	175,207

Equity transactions:
Contract purchase payments	217,357	236,660	383,409	438,307	219,412	260,165	125,452	138,274
Transfers to and from fixed dollar contract and other subaccounts	(105,807)	35,295	(427,662)	672,834	(219,839)	(31,251)	(248,252)	20,208
Withdrawals, surrenders and death benefit payments	(53,087)	(34,266)	(91,141)	(136,906)	(86,400)	(157,062)	(16,593)	(13,319)
Surrender charges (note 2)	(6,722)	(4,850)	(39,314)	(12,994)	(17,372)	(45,920)	(8,423)	(6,197)
Lapse charges (note 2)	(14,920)	(4,384)	(32,307)	(5,670)	(22,549)	(11,397)	(50,200)	(3,874)
Cost of insurance and other administrative fees (note 2)	(90,456)	(92,927)	(149,847)	(151,025)	(121,584)	(123,661)	(42,156)	(50,996)

Net equity transactions	(53,635)	135,528	(356,862)	804,546	(248,332)	(109,126)	(240,172)	84,096

Net change in contract owners’ equity	(547,515)	(44,234)	(1,223,885)	887,299	(1,172,507)	152,723	(677,211)	259,303
Contract owners’ equity:
Beginning of period	1,727,409	1,771,643	3,536,084	2,648,785	2,679,667	2,526,944	1,228,442	969,139

End of period	$1,179,894	$1,727,409	$2,312,199	$3,536,084	$1,507,160	$2,679,667	$551,231	$1,228,442

Change in units:
Beginning units	147,030	136,592	227,025	174,743	237,918	247,690	202,653	188,169

Units purchased	24,684	28,155	47,748	193,802	40,877	44,554	42,274	59,654
Units redeemed	(30,661)	(17,717)	(74,524)	(141,520)	(66,941)	(54,326)	(87,020)	(45,170)

Ending units	141,053	147,030	200,249	227,025	211,854	237,918	157,907	202,653

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2008 and 2007

	Ohio National Fund, Inc.
	Bristol		Bryton Growth		U.S. Equity		Balanced
	Subaccount		Subaccount		Subaccount		Subaccount
	2008	2007	2008	2007	2008	2007	2008	2007

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$1,140	$(710)	$(2,784)	$(3,191)	$90	$(13)	$(1,212)	$(907)
Reinvested capital gains	0	0	0	0	0	0	0	0
Realized gain (loss)	(848)	15,703	411	16,555	(1,493)	133	(1,694)	1,385
Unrealized gain (loss)	(317,265)	28,547	(215,398)	25,954	(11,270)	1,250	(50,872)	14,023

Net increase (decrease) in contract owners’ equity from operations	(316,973)	43,540	(217,771)	39,318	(12,673)	1,370	(53,778)	14,501

Equity transactions:
Contract purchase payments	103,918	109,353	66,488	52,218	4,881	2,702	26,813	22,077
Transfers to and from fixed dollar contract and other subaccounts	(52,118)	110,217	8,448	19,724	784	16,996	22,569	113,223
Withdrawals, surrenders and death benefit payments	(21,869)	(15,513)	(4,684)	(7,067)	(2)	0	(8,165)	(18,153)
Surrender charges (note 2)	(3,344)	(994)	(1,317)	(2,649)	0	0	(324)	(341)
Lapse charges (note 2)	(7,702)	(1,681)	(1,930)	(2,705)	(380)	0	0	0
Cost of insurance and other administrative fees (note 2)	(39,400)	(36,993)	(23,135)	(21,628)	(1,808)	(832)	(11,314)	(7,191)

Net equity transactions	(20,515)	164,389	43,870	37,893	3,475	18,866	29,579	109,615

Net change in contract owners’ equity	(337,488)	207,929	(173,901)	77,211	(9,198)	20,236	(24,199)	124,116
Contract owners’ equity:
Beginning of period	808,375	600,446	501,146	423,935	24,080	3,844	185,861	61,745

End of period	$470,887	$808,375	$327,245	$501,146	$14,882	$24,080	$161,662	$185,861

Change in units:
Beginning units	52,796	41,940	38,956	35,943	2,228	400	16,409	6,076

Units purchased	11,130	19,136	14,857	10,243	961	2,088	6,919	12,724
Units redeemed	(11,809)	(8,280)	(11,425)	(7,230)	(522)	(260)	(3,646)	(2,391)

Ending units	52,117	52,796	42,388	38,956	2,667	2,228	19,682	16,409

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2008 and 2007

	Ohio National Fund, Inc.
					Target
	Income Opportunity		Target VIP		Equity/Income
	Subaccount		Subaccount		Subaccount
	2008	2007	2008	2007	2008	2007

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(130)	$(103)	$856	$714	$4,788	$4,057
Reinvested capital gains	0	0	0	0	0	0
Realized gain (loss)	(71)	237	(7,228)	368	(44,706)	18,772
Unrealized gain (loss)	(4,226)	1,019	(55,123)	854	(250,161)	25,839

Net increase (decrease) in contract owners’ equity from operations	(4,427)	1,153	(61,495)	1,936	(290,079)	48,668

Equity transactions:
Contract purchase payments	4,705	3,751	20,571	7,049	72,926	37,928
Transfers to and from fixed dollar contract and other subaccounts	1,232	10,604	15,172	139,048	(2,462)	187,698
Withdrawals, surrenders and death benefit payments	0	(1,906)	(2,292)	(1,423)	(30,342)	(31,150)
Surrender charges (note 2)	0	(317)	(5)	(196)	(14,011)	0
Lapse charges (note 2)	0	0	(3,258)	0	(11,473)	0
Cost of insurance and other administrative fees (note 2)	(1,774)	(1,183)	(8,733)	(3,178)	(42,693)	(34,460)

Net equity transactions	4,163	10,949	21,455	141,300	(28,055)	160,016

Net change in contract owners’ equity	(264)	12,102	(40,040)	143,236	(318,134)	208,684
Contract owners’ equity:
Beginning of period	18,720	6,618	144,135	899	635,942	427,258

End of period	$18,456	$18,720	$104,095	$144,135	$317,808	$635,942

Change in units:
Beginning units	1,729	657	12,623	86	55,535	40,890

Units purchased	632	1,520	7,822	13,644	17,662	29,796
Units redeemed	(193)	(448)	(4,235)	(1,107)	(22,289)	(15,151)

Ending units	2,168	1,729	16,210	12,623	50,908	55,535

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2008 and 2007

	Janus Aspen Series — Institutional Shares
	Large Cap Growth		Worldwide Growth		Balanced
	Subaccount		Subaccount		Subaccount
	2008	2007	2008	2007	2008	2007

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(41)	$(2,155)	$14,470	$170	$74,575	$71,896
Reinvested capital gains	0	0	0	0	263,528	0
Realized gain (loss)	(149,442)	50,793	(206,576)	18,368	54,749	103,711
Unrealized gain (loss)	(2,747,866)	923,777	(1,599,766)	347,046	(1,039,922)	194,355

Net increase (decrease) in contract owners’ equity from operations	(2,897,349)	972,415	(1,791,872)	365,584	(647,070)	369,962

Equity transactions:
Contract purchase payments	659,360	774,138	351,679	401,158	269,475	292,884
Transfers to and from fixed dollar contract and other subaccounts	(239,658)	(563,705)	(277,560)	(292,256)	(3,333)	(235,199)
Withdrawals, surrenders and death benefit payments	(212,272)	(291,115)	(157,290)	(165,200)	(71,109)	(159,189)
Surrender charges (note 2)	(34,688)	(69,628)	(23,626)	(28,136)	(9,950)	(19,264)
Lapse charges (note 2)	(47,270)	(7,916)	(45,203)	(2,123)	(8,874)	(71)
Cost of insurance and other administrative fees (note 2)	(344,649)	(349,725)	(182,337)	(203,101)	(188,302)	(168,254)

Net equity transactions	(219,177)	(507,951)	(334,337)	(289,658)	(12,093)	(289,093)

Net change in contract owners’ equity	(3,116,526)	464,464	(2,126,209)	75,926	(659,163)	80,869
Contract owners’ equity:
Beginning of period	7,365,279	6,900,815	4,192,076	4,116,150	4,059,790	3,978,921

End of period	$4,248,753	$7,365,279	$2,065,867	$4,192,076	$3,400,627	$4,059,790

Change in units:
Beginning units	699,603	748,764	340,404	363,675	274,106	294,728

Units purchased	93,627	91,643	43,118	48,555	47,711	28,052
Units redeemed	(118,696)	(140,804)	(78,101)	(71,826)	(46,954)	(48,674)

Ending units	674,534	699,603	305,421	340,404	274,863	274,106

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2008 and 2007

	Wells Fargo Advantage Variable Trust Funds
	Opportunity		Small/Mid Cap Value		Discovery
	Subaccount		Subaccount		Subaccount
	2008	2007	2008	2007	2008	2007

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$5,618	$(2,638)	$(978)	$(2,058)	$(5,074)	$(9,651)
Reinvested capital gains	109,618	106,426	25,212	39,873	0	0
Realized gain (loss)	(21,025)	241,075	(22,632)	51,699	49,233	455,243
Unrealized gain (loss)	(322,241)	(243,171)	(55,508)	(84,270)	(402,631)	(150,887)

Net increase (decrease) in contract owners’ equity from operations	(228,030)	101,692	(53,906)	5,244	(358,472)	294,705

Equity transactions:
Contract purchase payments	0	40,877	0	12,908	0	63,478
Transfers to and from fixed dollar contract and other subaccounts	(32,610)	(1,099,610)	(76,816)	(197,949)	(90,041)	(1,354,416)
Withdrawals, surrenders and death benefit payments	(34,163)	(34,045)	(13,548)	(29,484)	(41,807)	(153,460)
Surrender charges (note 2)	(9,612)	(5,681)	(307)	(2,402)	(16,008)	(30,760)
Lapse charges (note 2)	(4,797)	(150)	(1,316)	0	(6,589)	(3,247)
Cost of insurance and other administrative fees (note 2)	(25,351)	(43,267)	(4,163)	(9,176)	(38,195)	(63,302)

Net equity transactions	(106,533)	(1,141,876)	(96,150)	(226,103)	(192,640)	(1,541,707)

Net change in contract owners’ equity	(334,563)	(1,040,184)	(150,056)	(220,859)	(551,112)	(1,247,002)
Contract owners’ equity:
Beginning of period	639,716	1,679,900	196,000	416,859	949,837	2,196,839

End of period	$305,153	$639,716	$45,944	$196,000	$398,725	$949,837

Change in units:
Beginning units	38,728	107,630	10,837	22,711	86,209	242,075

Units purchased	3	2,737	2	743	285	7,412
Units redeemed	(7,659)	(71,639)	(6,224)	(12,617)	(20,967)	(163,278)

Ending units	31,072	38,728	4,615	10,837	65,527	86,209

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2008 and 2007

	Goldman Sachs Variable Insurance Trust — Institutional Shares
	Growth and Income		Structured U.S. Equity		Capital Growth
	Subaccount		Subaccount		Subaccount
	2008	2007	2008	2007	2008	2007

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$37,826	$36,993	$4,372	$2,036	$(2,904)	$(2,772)
Reinvested capital gains	282	313,935	3,941	39,412	0	0
Realized gain (loss)	(95,200)	98,832	(17,642)	33,790	(12,767)	15,396
Unrealized gain (loss)	(1,045,641)	(427,240)	(179,574)	(85,041)	(242,910)	38,613

Net increase (decrease) in contract owners’ equity from operations	(1,102,733)	22,520	(188,903)	(9,803)	(258,581)	51,237

Equity transactions:
Contract purchase payments	384,646	441,686	74,560	77,220	73,446	87,534
Transfers to and from fixed dollar contract and other subaccounts	(68,381)	424,291	(27,344)	(105,302)	(11,989)	10,585
Withdrawals, surrenders and death benefit payments	(181,818)	(168,177)	(15,245)	(9,651)	(15,177)	(5,782)
Surrender charges (note 2)	(55,340)	(35,050)	(4,793)	(4,026)	(6,277)	(1,336)
Lapse charges (note 2)	(29,014)	(15,745)	(4,051)	(1,754)	(19,798)	(12,844)
Cost of insurance and other administrative fees (note 2)	(143,607)	(151,886)	(23,300)	(26,533)	(35,041)	(33,566)

Net equity transactions	(93,514)	495,119	(173)	(70,046)	(14,836)	44,591

Net change in contract owners’ equity	(1,196,247)	517,639	(189,076)	(79,849)	(273,417)	95,828
Contract owners’ equity:
Beginning of period	3,300,916	2,783,277	505,172	585,021	617,592	521,764

End of period	$2,104,669	$3,300,916	$316,096	$505,172	$344,175	$617,592

Change in units:
Beginning units	249,808	212,181	44,836	50,696	59,242	54,708

Units purchased	58,865	97,627	14,145	9,826	15,861	15,991
Units redeemed	(63,588)	(60,000)	(14,114)	(15,686)	(17,993)	(11,457)

Ending units	245,085	249,808	44,867	44,836	57,110	59,242

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2008 and 2007

	Van Kampen Universal
	Institutional Funds —
	Class I		Lazard Retirement Series, Inc.
	U.S. Real Estate		Emerging Markets Equity		U.S. Small Cap Equity
	Subaccount		Subaccount		Subaccount
	2008	2007	2008	2007	2008	2007

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$54,273	$13,534	$125,303	$48,856	$(17,802)	$(26,389)
Reinvested capital gains	764,750	298,958	536,273	1,455,473	0	1,544,813
Realized gain (loss)	(236,241)	197,098	114,972	520,090	(485,275)	55,466
Unrealized gain (loss)	(1,465,024)	(1,093,883)	(5,718,849)	351,814	(697,728)	(1,861,782)

Net increase (decrease) in contract owners’ equity from operations	(882,242)	(584,293)	(4,942,301)	2,376,233	(1,200,805)	(287,892)

Equity transactions:
Contract purchase payments	185,920	265,248	796,282	658,289	374,796	481,982
Transfers to and from fixed dollar contract and other subaccounts	(123,280)	(185,214)	(663,576)	1,635,090	(328,014)	(732,249)
Withdrawals, surrenders and death benefit payments	(69,843)	(212,009)	(251,646)	(355,212)	(159,798)	(118,298)
Surrender charges (note 2)	(19,025)	(17,999)	(60,729)	(53,474)	(47,949)	(32,691)
Lapse charges (note 2)	(11,855)	(649)	(133,985)	(8,291)	(94,653)	(8,680)
Cost of insurance and other administrative fees (note 2)	(122,094)	(155,745)	(402,229)	(346,207)	(165,087)	(198,059)

Net equity transactions	(160,177)	(306,368)	(715,883)	1,530,195	(420,705)	(607,995)

Net change in contract owners’ equity	(1,042,419)	(890,661)	(5,658,184)	3,906,428	(1,621,510)	(895,887)
Contract owners’ equity:
Beginning of period	2,397,961	3,288,622	10,558,072	6,651,644	3,551,180	4,447,067

End of period	$1,355,542	$2,397,961	$4,899,888	$10,558,072	$1,929,670	$3,551,180

Change in units:
Beginning units	70,823	79,945	273,348	227,847	171,272	197,550

Units purchased	17,770	31,047	63,126	107,091	29,880	28,965
Units redeemed	(23,643)	(40,169)	(87,216)	(61,590)	(53,547)	(55,243)

Ending units	64,950	70,823	249,258	273,348	147,605	171,272

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2008 and 2007

					Old Mutual Insurance
	Lazard Retirement Series, Inc.				Series Fund
					Technology and
	U.S. Strategic Equity		International Equity		Communications
	Subaccount		Subaccount		Subaccount
	2008	2007	2008	2007	2008	2007

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$37	$(2)	$2,183	$9,126	$(362)	$(810)
Reinvested capital gains	0	819	1,621	84,910	0	0
Realized gain (loss)	(1,563)	960	(49,901)	14,998	2,931	18,901
Unrealized gain (loss)	(2,214)	(1,674)	(165,193)	(58,961)	(19,181)	8,174

Net increase (decrease) in contract owners’ equity from operations	(3,740)	103	(211,290)	50,073	(16,612)	26,265

Equity transactions:
Contract purchase payments	1,270	2,979	57,045	95,056	0	9,507
Transfers to and from fixed dollar contract and other subaccounts	9,173	(8,081)	(22,396)	26,303	(44,827)	(167,022)
Withdrawals, surrenders and death benefit payments	(2,268)	0	(14,010)	(12,146)	(1,783)	(5,702)
Surrender charges (note 2)	0	0	(1,363)	(703)	(1,062)	(1,663)
Lapse charges (note 2)	0	0	(660)	0	(810)	0
Cost of insurance and other administrative fees (note 2)	(809)	(409)	(21,833)	(19,696)	(2,554)	(6,370)

Net equity transactions	7,366	(5,511)	(3,217)	88,814	(51,036)	(171,250)

Net change in contract owners’ equity	3,626	(5,408)	(214,507)	138,887	(67,648)	(144,985)
Contract owners’ equity:
Beginning of period	4,529	9,937	531,917	393,030	67,648	212,633

End of period	$8,155	$4,529	$317,410	$531,917	$0	$67,648

Change in units:
Beginning units	412	888	45,305	36,809	25,225	104,927

Units purchased	1,161	512	11,557	27,217	0	4,746
Units redeemed	(419)	(988)	(13,615)	(18,721)	(25,225)	(84,448)

Ending units	1,154	412	43,247	45,305	0	25,225

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2008 and 2007

	Fidelity Variable Insurance Products Fund — Service Class 2
	VIP Mid Cap		VIP Contrafund		VIP Growth		VIP Equity-Income
	Subaccount		Subaccount		Subaccount		Subaccount
	2008	2007	2008	2007	2008	2007	2008	2007

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(44,703)	$(21,778)	$21,501	$19,792	$20	$(6,167)	$32,915	$21,278
Reinvested capital gains	1,800,697	1,057,303	330,521	3,379,522	0	1,693	1,740	187,287
Realized gain (loss)	(423,202)	588,935	(1,203,767)	553,059	9,414	89,110	(184,577)	46,944
Unrealized gain (loss)	(6,425,999)	16,090	(5,476,257)	(2,104,586)	(1,357,402)	382,524	(790,515)	(243,250)

Net increase (decrease) in contract owners’ equity from operations	(5,093,207)	1,640,550	(6,328,002)	1,847,787	(1,347,968)	467,160	(940,437)	12,259

Equity transactions:
Contract purchase payments	1,300,625	1,389,195	1,604,917	1,492,375	430,248	368,139	300,310	324,045
Transfers to and from fixed dollar contract and other subaccounts	(602,467)	105,902	776,052	1,531,916	9,720	306,677	98,785	(1,162)
Withdrawals, surrenders and death benefit payments	(286,942)	(287,900)	(429,036)	(245,299)	(19,471)	(40,547)	(35,659)	(77,242)
Surrender charges (note 2)	(102,251)	(55,976)	(126,038)	(51,024)	(9,607)	(20,578)	(10,233)	(19,177)
Lapse charges (note 2)	(137,325)	(18,319)	(98,838)	(19,656)	(30,896)	(3,339)	(23,676)	(6,605)
Cost of insurance and other administrative fees (note 2)	(576,272)	(559,845)	(564,948)	(486,014)	(140,587)	(118,064)	(88,321)	(98,427)

Net equity transactions	(404,632)	573,057	1,162,109	2,222,298	239,407	492,288	241,206	121,432

Net change in contract owners’ equity	(5,497,839)	2,213,607	(5,165,893)	4,070,085	(1,108,561)	959,448	(699,231)	133,691
Contract owners’ equity:
Beginning of period	13,228,686	11,015,079	14,053,288	9,983,203	2,703,619	1,744,171	2,181,253	2,047,562

End of period	$7,730,847	$13,228,686	$8,887,395	$14,053,288	$1,595,058	$2,703,619	$1,482,022	$2,181,253

Change in units:
Beginning units	578,587	551,507	851,747	704,448	279,629	226,778	141,165	133,194

Units purchased	158,247	229,567	373,399	450,645	96,811	112,610	75,607	71,560
Units redeemed	(172,746)	(202,487)	(278,167)	(303,346)	(60,993)	(59,759)	(47,795)	(63,589)

Ending units	564,088	578,587	946,979	851,747	315,447	279,629	168,977	141,165

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2008 and 2007

	Janus Aspen Series — Service Shares
	Large Cap Growth		Worldwide Growth		Balanced		International Growth
	Subaccount		Subaccount		Subaccount		Subaccount
	2008	2007	2008	2007	2008	2007	2008	2007

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(83)	$186	$7,270	$(512)	$71,626	$68,333	$34,126	$(10,483)
Reinvested capital gains	0	0	0	0	266,649	0	1,122,811	0
Realized gain (loss)	31,602	59,553	(22,214)	88,896	53,787	170,702	(302,074)	370,228
Unrealized gain (loss)	(885,417)	227,237	(1,078,622)	129,716	(1,090,201)	143,976	(5,408,313)	953,161

Net increase (decrease) in contract owners’ equity from operations	(853,898)	286,976	(1,093,566)	218,100	(698,139)	383,011	(4,553,450)	1,312,906

Equity transactions:
Contract purchase payments	206,617	234,692	233,968	277,868	535,581	507,668	925,025	616,092
Transfers to and from fixed dollar contract and other subaccounts	(104,694)	(119,820)	(257,257)	(171,975)	(55,797)	(412,984)	902,356	2,574,698
Withdrawals, surrenders and death benefit payments	(65,392)	(99,513)	(73,293)	(62,474)	(79,497)	(134,223)	(143,339)	(272,321)
Surrender charges (note 2)	(40,826)	(45,010)	(40,527)	(16,847)	(55,212)	(43,636)	(55,612)	(13,931)
Lapse charges (note 2)	(36,569)	(983)	(90,399)	(1,616)	(57,642)	(9,640)	(64,686)	(7,962)
Cost of insurance and other administrative fees (note 2)	(78,977)	(81,507)	(97,544)	(109,332)	(213,473)	(193,555)	(331,861)	(241,899)

Net equity transactions	(119,841)	(112,141)	(325,052)	(84,376)	73,960	(286,370)	1,231,883	2,654,677

Net change in contract owners’ equity	(973,739)	174,835	(1,418,618)	133,724	(624,179)	96,641	(3,321,567)	3,967,583
Contract owners’ equity:
Beginning of period	2,256,924	2,082,089	2,641,008	2,507,284	4,151,493	4,054,852	7,605,572	3,637,989

End of period	$1,283,185	$2,256,924	$1,222,390	$2,641,008	$3,527,314	$4,151,493	$4,284,005	$7,605,572

Change in units:
Beginning units	267,756	281,443	300,733	309,902	306,018	327,176	209,287	127,199

Units purchased	42,172	33,876	37,797	48,351	62,021	56,255	127,119	135,467
Units redeemed	(54,855)	(47,563)	(84,434)	(57,520)	(55,954)	(77,413)	(87,777)	(53,379)

Ending units	255,073	267,756	254,096	300,733	312,085	306,018	248,629	209,287

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2008 and 2007

	J.P. Morgan Series Trust II				MFS Variable Insurance Trust — Service Class
	Small Company		Mid Cap Value		New Discovery		Investors Growth Stock
	Subaccount		Subaccount		Subaccount		Subaccount
	2008	2007	2008	2007	2008	2007	2008	2007

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(2,076)	$(3,834)	$16,200	$8,470	$(1,979)	$(1,538)	$(778)	$(1,469)
Reinvested capital gains	47,499	26,532	287,028	198,072	62,280	16,178	9,315	0
Realized gain (loss)	(45,999)	11,178	(248,785)	150,445	(33,655)	9,421	3,078	13,944
Unrealized gain (loss)	(166,565)	(73,808)	(1,636,164)	(321,378)	(163,873)	(21,720)	(106,872)	13,571

Net increase (decrease) in contract owners’ equity from operations	(167,141)	(39,932)	(1,581,721)	35,609	(137,227)	2,341	(95,257)	26,046

Equity transactions:
Contract purchase payments	80,367	88,997	491,674	502,129	49,926	32,967	35,344	47,995
Transfers to and from fixed dollar contract and other subaccounts	(44,477)	(21,671)	(475,614)	683,861	57,856	119,859	32,646	4,754
Withdrawals, surrenders and death benefit payments	(17,937)	(19,788)	(54,781)	(159,234)	(12,067)	(28,975)	(26,466)	(23,808)
Surrender charges (note 2)	(17,479)	(2,642)	(30,439)	(18,698)	(4,213)	(10,410)	(16,925)	(10,158)
Lapse charges (note 2)	(12,627)	(1,768)	(43,999)	(6,039)	(2,524)	(211)	(11,361)	(13,652)
Cost of insurance and other administrative fees (note 2)	(25,076)	(29,294)	(189,808)	(184,738)	(16,858)	(12,359)	(13,313)	(15,179)

Net equity transactions	(37,229)	13,834	(302,967)	817,281	72,120	100,871	(75)	(10,048)

Net change in contract owners’ equity	(204,370)	(26,098)	(1,884,688)	852,890	(65,107)	103,212	(95,332)	15,998
Contract owners’ equity:
Beginning of period	532,693	558,791	4,719,821	3,866,931	272,553	169,341	252,669	236,671

End of period	$328,323	$532,693	$2,835,133	$4,719,821	$207,446	$272,553	$157,337	$252,669

Change in units:
Beginning units	32,756	32,170	217,622	181,304	21,037	13,265	20,555	21,217

Units purchased	10,206	11,083	65,478	91,851	19,031	13,884	7,256	5,826
Units redeemed	(13,055)	(10,497)	(85,912)	(55,533)	(13,395)	(6,112)	(7,347)	(6,488)

Ending units	29,907	32,756	197,188	217,622	26,673	21,037	20,464	20,555

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2008 and 2007

	MFS Variable Insurance Trust — Service Class				The Prudential Series Fund, Inc.
	Mid Cap Growth		Total Return		Jennison		Jennison 20/20 Focus
	Subaccount		Subaccount		Subaccount		Subaccount
	2008	2007	2008	2007	2008	2007	2008	2007

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(2,857)	$(3,204)	$73,180	$78,316	$(716)	$(763)	$(23,246)	$(14,608)
Reinvested capital gains	55,884	16,541	206,258	111,611	0	0	238,323	347,273
Realized gain (loss)	(30,075)	11,330	(112,101)	88,221	(2,586)	5,710	(425,412)	184,378
Unrealized gain (loss)	(295,806)	12,952	(996,555)	(128,212)	(52,849)	6,874	(1,516,315)	(274,235)

Net increase (decrease) in contract owners’ equity from operations	(272,854)	37,619	(829,218)	149,936	(56,151)	11,821	(1,726,650)	242,808

Equity transactions:
Contract purchase payments	78,180	72,681	355,190	478,193	17,589	16,682	530,027	486,679
Transfers to and from fixed dollar contract and other subaccounts	30,289	(30,771)	(599,603)	(473,744)	9,401	(19,550)	505,540	1,387,771
Withdrawals, surrenders and death benefit payments	(7,019)	(4,536)	(173,695)	(202,693)	(616)	(792)	(123,673)	(49,659)
Surrender charges (note 2)	(2,215)	(1,300)	(54,303)	(65,873)	(203)	(54)	(53,246)	(10,728)
Lapse charges (note 2)	(26,000)	(9,261)	(45,462)	(19,028)	(2,954)	0	(49,307)	(4,448)
Cost of insurance and other administrative fees (note 2)	(24,778)	(23,472)	(188,501)	(203,865)	(6,243)	(5,220)	(181,887)	(135,489)

Net equity transactions	48,457	3,341	(706,374)	(487,010)	16,974	(8,934)	627,454	1,674,126

Net change in contract owners’ equity	(224,397)	40,960	(1,535,592)	(337,074)	(39,177)	2,887	(1,099,196)	1,916,934
Contract owners’ equity:
Beginning of period	492,813	451,853	4,077,357	4,414,431	134,255	131,368	3,821,975	1,905,041

End of period	$268,416	$492,813	$2,541,765	$4,077,357	$95,078	$134,255	$2,722,779	$3,821,975

Change in units:
Beginning units	45,554	45,398	286,309	319,766	7,943	8,606	175,254	95,474

Units purchased	20,379	10,692	41,686	55,566	2,618	2,107	133,416	196,395
Units redeemed	(14,290)	(10,536)	(96,499)	(89,023)	(1,485)	(2,770)	(101,095)	(116,615)

Ending units	51,643	45,554	231,496	286,309	9,076	7,943	207,575	175,254

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2008 and 2007

	UBS Series Trust —
	Class I		PIMCO Variable Insurance Trust — Administrative Shares
	U.S. Allocation		Real Return		Total Return		Global Bond
	Subaccount		Subaccount		Subaccount		Subaccount
	2008	2007	2008	2007	2008	2007	2008	2007

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$302	$1,677	$85,961	$104,414	$165,893	$150,874	$55,861	$29,451
Reinvested capital gains	0	0	4,490	6,573	91,379	0	0	2,707
Realized gain (loss)	(97)	17,352	(17,162)	(52,118)	8,945	(4,556)	(33,556)	(6,110)
Unrealized gain (loss)	(6,519)	(15,497)	(323,297)	187,855	(94,378)	149,632	(116,910)	66,036

Net increase (decrease) in contract owners’ equity from operations	(6,314)	3,532	(250,008)	246,724	171,839	295,950	(94,605)	92,084

Equity transactions:
Contract purchase payments	0	2,909	312,924	291,653	494,885	496,081	235,985	180,574
Transfers to and from fixed dollar contract and other subaccounts	0	(86,652)	277,164	(499,768)	525,107	44,467	980,349	4,360
Withdrawals, surrenders and death benefit payments	(2)	0	(98,532)	(65,900)	(48,253)	(47,137)	(116,802)	(70,746)
Surrender charges (note 2)	0	0	(28,395)	(22,141)	(27,454)	(13,586)	(39,945)	(4,517)
Lapse charges (note 2)	(662)	0	(118,540)	(2,381)	(31,623)	(10,359)	(16,473)	(7,211)
Cost of insurance and other administrative fees (note 2)	(555)	(2,553)	(166,120)	(121,707)	(192,057)	(143,572)	(104,078)	(51,817)

Net equity transactions	(1,219)	(86,296)	178,501	(420,244)	720,605	325,894	939,036	50,643

Net change in contract owners’ equity	(7,533)	(82,764)	(71,507)	(173,520)	892,444	621,844	844,431	142,727
Contract owners’ equity:
Beginning of period	18,211	100,975	2,872,801	3,046,321	3,944,612	3,322,768	1,281,153	1,138,426

End of period	$10,678	$18,211	$2,801,294	$2,872,801	$4,837,056	$3,944,612	$2,125,584	$1,281,153

Change in units:
Beginning units	1,120	6,280	206,763	240,827	307,415	279,534	91,503	88,566

Units purchased	0	185	70,915	66,679	140,702	116,609	156,739	44,011
Units redeemed	(97)	(5,345)	(59,175)	(100,743)	(85,746)	(88,728)	(93,992)	(41,074)

Ending units	1,023	1,120	218,503	206,763	362,371	307,415	154,250	91,503

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2008 and 2007

			Dreyfus Variable
	Calvert Variable		Investment Fund —
	Series, Inc.		Service Shares		Royce Capital Fund
	Social Equity		Appreciation		Small-Cap		Micro-Cap
	Subaccount		Subaccount		Subaccount		Subaccount
	2008	2007	2008	2007	2008	2007	2008	2007

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$(2,097)	$(2,425)	$3,198	$1,525	$(842)	$(34,933)	$65,268	$31,085
Reinvested capital gains	2,186	16,665	24,955	0	410,020	246,857	357,823	314,808
Realized gain (loss)	5,218	12,933	(3,555)	17,122	(86,977)	161,958	(244,691)	178,680
Unrealized gain (loss)	(126,392)	2,153	(147,917)	4,495	(1,788,089)	(575,453)	(1,818,402)	(416,820)

Net increase (decrease) in contract owners’ equity from operations	(121,085)	29,326	(123,319)	23,142	(1,465,888)	(201,571)	(1,640,002)	107,753

Equity transactions:
Contract purchase payments	35,000	34,724	72,084	77,927	658,715	694,235	510,168	523,262
Transfers to and from fixed dollar contract and other subaccounts	(8,773)	(11,992)	(280)	28,413	(16,152)	311,948	(68,349)	111,594
Withdrawals, surrenders and death benefit payments	(7,935)	(16,868)	(1,880)	(22,163)	(103,454)	(196,311)	(105,241)	(184,865)
Surrender charges (note 2)	(2,427)	(3,712)	(2,797)	(6,440)	(23,501)	(28,201)	(38,881)	(16,961)
Lapse charges (note 2)	(384)	(405)	(2,598)	(11,790)	(100,891)	(17,242)	(50,694)	(4,768)
Cost of insurance and other administrative fees (note 2)	(18,309)	(16,078)	(20,721)	(21,112)	(267,492)	(255,020)	(177,104)	(181,645)

Net equity transactions	(2,828)	(14,331)	43,808	44,835	147,225	509,409	69,899	246,617

Net change in contract owners’ equity	(123,913)	14,995	(79,511)	67,977	(1,318,663)	307,838	(1,570,103)	354,370
Contract owners’ equity:
Beginning of period	338,488	323,493	377,188	309,211	5,376,279	5,068,441	3,711,138	3,356,768

End of period	$214,575	$338,488	$297,677	$377,188	$4,057,616	$5,376,279	$2,141,035	$3,711,138

Change in units:
Beginning units	37,508	39,132	24,430	21,239	257,632	235,912	162,123	151,334

Units purchased	4,988	4,454	5,923	10,692	89,806	103,634	64,612	90,305
Units redeemed	(5,185)	(6,078)	(2,712)	(7,501)	(78,413)	(81,914)	(60,620)	(79,516)

Ending units	37,311	37,508	27,641	24,430	269,025	257,632	166,115	162,123

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2008 and 2007

	Van Kampen Universal Institutional Funds — Class II
	Core Plus				International
	Fixed Income		U.S. Real Estate		Growth Equity		Capital Growth
	Subaccount		Subaccount		Subaccount		Subaccount
	2008	2007	2008	2007	2008	2007	2008	2007

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$4,597	$2,597	$28,212	$7,776	$(1,527)	$(1,055)	$(531)	$(74)
Reinvested capital gains	0	0	485,321	154,165	548	4,971	0	0
Realized gain (loss)	(12,165)	147	(182,382)	24,023	(51,688)	8,088	(4,816)	49
Unrealized gain (loss)	(3,869)	1,640	(894,001)	(494,211)	(94,160)	3,901	(49,636)	1,098

Net increase (decrease) in contract owners’ equity from operations	(11,437)	4,384	(562,850)	(308,247)	(146,827)	15,905	(54,983)	1,073

Equity transactions:
Contract purchase payments	14,122	12,433	268,189	303,901	26,798	16,645	18,789	1,306
Transfers to and from fixed dollar contract and other subaccounts	201,161	(23,309)	24,894	(146,408)	26,021	147,382	57,909	41,744
Withdrawals, surrenders and death benefit payments	0	(2,109)	(18,383)	(7,460)	(16,408)	0	(811)	0
Surrender charges (note 2)	0	(249)	(13,276)	(5,395)	(90)	0	(412)	0
Lapse charges (note 2)	0	0	(39,273)	(11,370)	(5)	0	(40)	0
Cost of insurance and other administrative fees (note 2)	(8,744)	(4,521)	(65,536)	(74,532)	(9,411)	(7,914)	(3,925)	(549)

Net equity transactions	206,539	(17,755)	156,615	58,736	26,905	156,113	71,510	42,501

Net change in contract owners’ equity	195,102	(13,371)	(406,235)	(249,511)	(119,922)	172,018	16,527	43,574
Contract owners’ equity:
Beginning of period	102,065	115,436	1,340,868	1,590,379	240,140	68,122	43,574	0

End of period	$297,167	$102,065	$934,633	$1,340,868	$120,218	$240,140	$60,101	$43,574

Change in units:
Beginning units	7,720	9,118	59,507	57,952	19,585	6,301	3,511	0

Units purchased	19,188	3,442	22,396	23,988	10,779	29,608	7,436	3,566
Units redeemed	(1,618)	(4,840)	(14,439)	(22,433)	(11,174)	(16,324)	(1,315)	(55)

Ending units	25,290	7,720	67,464	59,507	19,190	19,585	9,632	3,511

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2008 and 2007

	Legg Mason Partners Variable Equity Trust — Class I (note 4)
	All Cap	Total Return	Fundamental Value		Capital and Income		Investors
	Subaccount	Subaccount	Subaccount		Subaccount		Subaccount
	2007	2007	2008	2007	2008	2007	2008	2007

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$217	$52	$1,565	$807	$91	$88	$481	$1,046
Reinvested capital gains	4,491	55	65	4,761	213	1,595	1,362	3,480
Realized gain (loss)	(2,028)	210	(3,233)	(71)	(2,656)	(4)	(14,308)	(1,646)
Unrealized gain (loss)	(45)	(28)	(43,357)	(9,849)	(3,750)	(1,657)	(16,130)	(8,459)

Net increase (decrease) in contract owners’ equity from operations	2,635	289	(44,960)	(4,352)	(6,102)	22	(28,595)	(5,579)

Equity transactions:
Contract purchase payments	1,536	2,179	10,367	6,990	3,484	1,078	16,705	20,548
Transfers to and from fixed dollar contract and other subaccounts	(10,858)	(3,850)	45,288	99,252	14,218	10,288	(62,365)	114,535
Withdrawals, surrenders and death benefit payments	0	0	(4,720)	(176)	0	0	(1,776)	0
Surrender charges (note 2)	0	0	(1,995)	(295)	0	0	(196)	0
Lapse charges (note 2)	(103)	0	(1,997)	(474)	(6,202)	0	(2,465)	(3,629)
Cost of insurance and other administrative fees (note 2)	(514)	(509)	(5,007)	(2,495)	(2,108)	(1,378)	(2,540)	(4,130)

Net equity transactions	(9,939)	(2,180)	41,936	102,802	9,392	9,988	(52,637)	127,324

Net change in contract owners’ equity	(7,304)	(1,891)	(3,024)	98,450	3,290	10,010	(81,232)	121,745
Contract owners’ equity:
Beginning of period	7,304	1,891	98,450	0	10,010	0	127,909	6,164

End of period	$0	$0	$95,426	$98,450	$13,300	$10,010	$46,677	$127,909

Change in units:
Beginning units	674	176	9,045	0	895	0	11,265	560

Units purchased	7,435	836	6,424	9,392	1,995	1,019	3,807	14,869
Units redeemed	(8,109)	(1,012)	(1,541)	(347)	(1,046)	(124)	(8,638)	(4,164)

Ending units	0	0	13,928	9,045	1,844	895	6,434	11,265

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2008 and 2007

	Franklin Templeton Variable Insurance Product Trust — Class 2
	Franklin Income		Franklin Flex Cap		Templeton Foreign
	Securities		Growth Securities		Securities
	Subaccount		Subaccount		Subaccount
	2008	2007	2008	2007	2008	2007

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$156,092	$64,294	$(742)	$(163)	$13,647	$11,600
Reinvested capital gains	74,067	14,611	0	0	78,733	41,548
Realized gain (loss)	(306,624)	21,701	(4,614)	779	(47,766)	59,892
Unrealized gain (loss)	(1,041,057)	(82,151)	(44,329)	1,378	(463,593)	17,231

Net increase (decrease) in contract owners’ equity from operations	(1,117,522)	18,455	(49,685)	1,994	(418,979)	130,271

Equity transactions:
Contract purchase payments	451,111	312,802	34,877	14,218	168,452	141,886
Transfers to and from fixed dollar contract and other subaccounts	474,097	1,910,353	193,142	58,660	(172,188)	117,535
Withdrawals, surrenders and death benefit payments	(77,213)	(40,663)	(454)	(5,316)	(17,689)	(5,979)
Surrender charges (note 2)	(27,488)	(7,654)	(86)	(775)	(4,186)	(1,995)
Lapse charges (note 2)	(34,123)	(11,815)	(2,859)	0	(10,216)	(2,938)
Cost of insurance and other administrative fees (note 2)	(162,041)	(94,810)	(7,039)	(1,777)	(42,109)	(39,085)

Net equity transactions	624,343	2,068,213	217,581	65,010	(77,936)	209,424

Net change in contract owners’ equity	(493,179)	2,086,668	167,896	67,004	(496,915)	339,695
Contract owners’ equity:
Beginning of period	3,153,226	1,066,558	82,947	15,943	1,134,229	794,534

End of period	$2,660,047	$3,153,226	$250,843	$82,947	$637,314	$1,134,229

Change in units:
Beginning units	274,348	95,562	7,254	1,582	90,820	72,904

Units purchased	236,405	313,008	30,273	7,163	45,676	79,685
Units redeemed	(179,266)	(134,222)	(3,361)	(1,491)	(50,260)	(61,769)

Ending units	331,487	274,348	34,166	7,254	86,236	90,820

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2008 and 2007

	Neuberger Berman
	Advisers
	Management
	Trust — S Class
	AMT Regency		Total
	Subaccount		Subaccounts
	2008	2007	2008	2007

Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$272	$(22)	$1,154,050	$414,185
Reinvested capital gains	157	1,249	7,665,549	10,045,167
Realized gain (loss)	(2,943)	626	(6,985,710)	10,448,056
Unrealized gain (loss)	(36,466)	(2,488)	(115,431,121)	200,347

Net increase (decrease) in contract owners’ equity from operations	(38,980)	(635)	(113,597,232)	21,107,755

Equity transactions:
Contract purchase payments	11,716	7,747	28,664,903	33,090,359
Transfers to and from fixed dollar contract and other subaccounts	25,980	42,227	(3,764,521)	(5,010,285)
Withdrawals, surrenders and death benefit payments	(1,508)	0	(13,856,459)	(15,007,938)
Surrender charges (note 2)	(671)	0	(2,370,383)	(1,814,742)
Lapse charges (note 2)	(56)	(48)	(2,678,689)	(423,745)
Cost of insurance and other administrative fees (note 2)	(3,828)	(1,661)	(14,247,963)	(14,180,383)

Net equity transactions	31,633	48,265	(8,253,112)	(3,346,734)

Net change in contract owners’ equity	(7,347)	47,630	(121,850,344)	17,761,021
Contract owners’ equity:
Beginning of period	57,289	9,659	297,311,507	279,550,486

End of period	$49,942	$57,289	$175,461,163	$297,311,507

Change in units:
Beginning units	5,482	945	14,288,748	14,263,791

Units purchased	5,284	5,913	4,648,411	5,669,554
Units redeemed	(1,859)	(1,376)	(4,986,874)	(5,644,597)

Ending units	8,907	5,482	13,950,285	14,288,748

The accompanying notes are an integral part of these financial statements.

Ohio National Variable Account R

Notes to Financial Statements	December 31, 2008

(1)	Basis of Presentation and Summary of Significant Accounting Policies

A. Organization and Nature of Operations

Ohio National Variable Account R (the “Account”) is a separate account of Ohio National Life Assurance Corporation (“ONLAC”). All obligations arising under variable life insurance policies are general corporate obligations of ONLAC. ONLAC is a wholly-owned subsidiary of The Ohio National Life Insurance Company (“ONLIC”). The Account is registered as a unit investment trust under the Investment Company Act of 1940.

The variable life insurance policies are sold by registered representatives of broker-dealers that have entered into distribution agreements with Ohio National Equities, Inc. (“ONEQ”). ONEQ is a wholly-owned subsidiary of ONLIC and is the principal underwriter of the contracts. ONLAC pays ONEQ a sales commission based on a pre-determined percentage of each purchase payment and ONEQ pays a portion of that fee to broker-dealers. The commission percentage varies by product.

B. Assets of the Account

Assets of the Account are assigned to the following subaccounts:

Ohio National Fund, Inc.:  Equity, Money Market, Bond, Omni, International, Capital Appreciation, Millennium, International Small-Mid Company, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, S&P 500 Index, Strategic Value, High Income Bond, Capital Growth, Nasdaq-100 Index, Bristol, Bryton Growth, U.S. Equity, Balanced, Income Opportunity, Target VIP, and Target Equity/Income

Janus Aspen Series — Institutional Shares:  Large Cap Growth, Worldwide Growth, and Balanced

Wells Fargo Advantage Variable Trust Funds:  Opportunity, Small/Mid Cap Value, and Discovery

Goldman Sachs Variable Insurance Trust — Institutional Shares:  Growth and Income, Structured U.S. Equity, and Capital Growth

Van Kampen Universal Institutional Funds — Class I:  U.S. Real Estate

Lazard Retirement Series Inc.:  Emerging Markets Equity, U.S. Small Cap Equity, U.S. Strategic Equity, and International Equity

Fidelity Variable Insurance Products Fund — Service Class 2:  VIP Mid Cap, VIP Contrafund, VIP Growth, and VIP Equity-Income

Janus Aspen Series — Service Shares:  Large Cap Growth, Worldwide Growth, Balanced, and International Growth

J.P. Morgan Series Trust II:  Small Company and Mid Cap Value

MFS Variable Insurance Trust — Service Class:  New Discovery, Investors Growth Stock, Mid Cap Growth, and Total Return

The Prudential Series Fund Inc.:  Jennison and Jennison 20/20 Focus

UBS Series Trust — Class I:  U.S. Allocation

PIMCO Variable Insurance Trust — Administrative Shares:  Real Return, Total Return, and Global Bond

Calvert Variable Series Inc.:  Social Equity

Dreyfus Variable Investment Fund — Service Class:  Appreciation

Royce Capital Fund:  Small-Cap and Micro-Cap

Van Kampen Universal Institutional Funds — Class II:  Core Plus Fixed Income, U.S. Real Estate, International Growth Equity, and Capital Growth

Legg Mason Partners Variable Equity Trust — Class I:  Fundamental Value, Capital and Income, and Investors

Franklin Templeton Variable Insurance Products Trust — Class 2:  Franklin Income Securities, Franklin Flex Cap Growth Securities, and Templeton Foreign Securities

Neuberger Berman Advisers Management Trust — S Class:  AMT Regency

(continued)

Ohio National Variable Account R

Notes to Financial Statements (Continued)	December 31, 2008

The underlying mutual funds in which the subaccounts invests are diversified open-end management investment companies. The underlying mutual funds’ investments are subject to varying degrees of market, interest and financial risks; the issuers’ abilities to meet certain obligations may be affected by economic developments in their respective industries.

Some of the underlying mutual funds have been established by investment advisers that manage other mutual funds having similar names and investment objectives. While some of the underlying mutual funds may have holdings that are comparable to other similarly-named mutual funds, they may not be identical in portfolio management, composition, objective, or investment strategy. Consequently, the investment performance of an underlying mutual fund and a similarly-named fund may differ substantially.

Ohio National Investments, Inc. (“ONI”), a wholly-owned subsidiary of ONLIC, performs investment advisory services on behalf of the Ohio National Fund, Inc., in which the Account invests. For these services, ONI received advisory fees, paid by Ohio National Fund, Inc., of approximately $14.5 million and $17.7 million for the periods ended December 31, 2008 and 2007, respectively.

Policy holders may, with certain restrictions, transfer their assets between the Account and a fixed dollar contract (fixed account) maintained in the general account of ONLAC. The accompanying financial statements include only the policy holders premium payments pertaining to the variable portions of their policies and exclude any premium payments for fixed account benefits. Transfers to (from) the ONLAC fixed portion of annuity contracts from the Account totaled approximately $3.8 million and $5.0 million for the periods ended December 31, 2008 and 2007, respectively.

C. Security Valuation, Transactions and Related Investment Income

The fair value of the underlying mutual funds is based on the closing net asset value of fund shares held at December 31, 2008. Share transactions are recorded on the trade date. Income from dividends and capital gain distributions are recorded on the ex-dividend date. Net realized capital gains and losses are determined on the basis of average cost.

D. Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2)	Risk & Administrative Expense and Contract Charges

Although variable life payments differ according to the investment performance of the subaccounts, they are not affected by mortality or expense experience because ONLAC assumes the expense risk and the mortality risk under the policies. ONLAC charges the Accounts’ assets for assuming those risks. Such charges will be assessed through the unit value calculation.

At the end of each valuation period, ONLAC charges a mortality and expense risk fee and a fee for recovery of administrative expenses. Both fees are calculated based on net assets at the end of the valuation period and a pre-determined annualized rate as stated in the product prospectuses. Administrative expenses include costs associated with providing accounting, administrative, compliance and legal services necessary to support issuance and maintenance of contracts. The expense risk assumed by ONLAC is the risk that the deductions provided for in the variable life insurance policies may be insufficient to cover the actual costs to administer the terms stated in the contracts.

Each premium payment is subject to a premium expense charge. The premium expense charge is deducted in proportion to each policy’s current premium allocation choices. The premium expense charge has some of the following components: distribution charge for premiums paid, federal tax charge for premiums paid, and state or local taxes on premium payments. Total premium expense charges assessed by ONLIC amounted to $1,301,671 and $1,524,504 for the periods ended December 31, 2008 and 2007, respectively.

A surrender charge is assessed in connection with all complete surrenders, all decreases in stated amount and certain partial surrenders consisting of two components: (1) a contingent deferred sales charge, and (2) a contingent deferred insurance underwriting charge.

(continued)

Ohio National Variable Account R

Notes to Financial Statements (Continued)	December 31, 2008

The contingent deferred sales charge is a percentage of premiums paid in the first two contract years. The contingent deferred sales charge percentages are scaled by age at issue or increase. The contingent deferred sales charges were $1,397,141 and $1,253,369 for the periods ended December 31, 2008 and 2007, respectively. The contingent deferred insurance underwriting charge varies with the age at issue or increase. The contingent deferred insurance underwriting charges were $973,242 and $561,380 for the periods ended December 31, 2008 and 2007, respectively.

All other fees assessed on contracts, including transfer fees, administrative fees, cost of insurance, maintenance fees, unit loads, and fees for optional riders, are charged to contracts upon the event related to the expense. These charges are assessed through redemption of units, in an amount such that the value of the redeemed units at the end of the next valuation period are equivalent to the calculated dollar value of the charge.

The table on the following pages illustrates product and contract level charges:

This basic charge is assessed through reduction of daily unit values:

Mortality and Expense Risk Fees
This basic charge is assessed through reduction of daily unit values	0.75%

The following charges are assessed through the redemption of units:

Premium Expense Charge
Deducted from premiums upon receipt	1.25% to 7.50%

Premium Taxes
Deducted from premiums upon receipt. Variable depending on state of policy issue	0% to 6%

Surrender Fees
Of stated surrendered amount upon full surrender, partial surrender, or lapse (per $1,000).
Additional fees may be charged if surrender is within the first year of policy	$13.79 to $60.00

Transfer Fees — per transfer
(currently no charge for the first 4 transfers each contract year)	$3 to $15

Administrative Fees
Upon the partial surrender amount	the lesser of $25 or 2%

Cost of Insurance
Deducted monthly. Determined by age, gender and rate class with the maximums not exceeding charges posted in the 1980 Commissioner’s Standard Ordinary Mortality tables. (per $1,000)	$.00008 to $83.33

Maintenance Fee
Deducted monthly	$5 to $10

Unit Load
Deducted monthly. Charge is based on the issue age of the younger insured	$0.033 to $0.050

(continued)

Ohio National Variable Account R

Notes to Financial Statements (Continued)	December 31, 2008

The following charges for riders are assessed through the redemption of units:

Death Benefit Guarantee Option
Deducted monthly.
Stated amount for 10 year to age 70 guarantee (per $1,000)	$0.01 to $0.03
Stated amount of the guarantee to maturity (per $1,000)	$0.03 to $0.05

Term Rider
Deducted monthly. Provides additional death benefit on the life of the policyholder. (per $1,000)	$0.06 to $83.33

Additional Insured Term
Deducted Monthly. Provides additional death benefit on the life of another person. (per $1,000)	$0.05 to $83.33

Spousal Insured Term
Deducted Monthly. Provides additional death benefit on the life of the insured spouse. (per $1,000)	$0.05 to $83.33

Family Term Life Insurance
Deducted monthly. Provides term insurance coverage on all current and future children. Regardless of the number of children. (per $1,000)	$0.44

Continuation of Coverage Rider
Deducted monthly. Provides for payment of full death benefit past maturity date. (per $1,000)	$0.00 to $0.90

Accidental Death Benefit
Deducted monthly. Provides additional death benefit if insured’s sole cause of death is an accident. (per $1,000)	$0.05 to $0.29

Lifetime Advantage Rider
Upon submission of claim. Allows for up to one half of the death benefit (up to $250,000) to be paid in advance of the death of the insured in the event of terminal illness. Reduction of remaining death benefit of the amount taken under the rider up to 10%

Exchange of Life Insured — per exchange Allows the insured life to be changed	$75

Guaranteed Purchase Option
Deducted monthly. Provides the right to purchase chosen amount of insurance coverage at certain dates without evidence of insurability. (per $1,000)	$0.00 to $0.19

Waiver of Stipulated Premium for Total Disability
Deducted monthly. Credits a stipulated premium to the policy if insured is totally disabled. (per $1,000)	$0.01 to $0.18

Preferred Loan Rider
Deducted monthly. Allows you to take a policy loan after 10 years without large out-of-pocket interest charges. Charge is equal to annual charge of 20% of assets	20%

Joint Term Life Rider
Deducted monthly. Provides for the purchase of additional second to die term insurance as part or your policy. (per $1,000)	$0.06 to $83.33

Double Coverage Rider
Deducted monthly. Provides for payment of double the death benefit if both the insureds die within the first four policy years. (per $1,000)	$0.06 to $83.33

Single Term Life Rider
Deducted monthly. Allows you to purchase additional term life insurance on one of the insureds. (per $1,000)	$0.05 to $83.33

Family Split Option Rider
Deducted monthly. Enables you to divide the policy into two individual policies in the event of divorce or tax law changes. (per $1,000)	$0.005

Waiver of Premium at First Death
Deducted monthly. Credits a stipulated premium to the policy upon the death of the first insured to die. (per $1,000)	$0.001 to $2.12

(continued)

Ohio National Variable Account R

Notes to Financial Statements (Continued)	December 31, 2008

Further information regarding fees, terms, and availability is provided in the prospectus for each of the products available through the Account.

(3)	Federal Income Taxes

Operations of the Account form a part of, and are taxed with, operations of ONLIC which is taxed as an insurance company under the Internal Revenue Code. Taxes are the responsibility of the contract owner upon surrender or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the Fund shares held in the Account or on capital gains realized by the Account upon redemption of the Fund shares. Accordingly, ONLIC does not provide income taxes within the Account.

(4)	Fund Mergers & Replacements

Effective April 8, 2005, funds of the Strong Variable Insurance Funds, Inc. were merged into the Wells Fargo Advantage Variable Trust Funds. The Strong Variable Insurance Funds, Inc. — Mid-Cap Growth II Fund was merged into the Wells Fargo Advantage Variable Trust Funds — Discovery Fund.

Effective April 27, 2007, funds of the Legg Mason Partners Variable Portfolios I, Inc. were transferred to the newly created entity, the Legg Mason Partners Variable Equity Trust — Class I. The All Cap Portfolio and the Fundamental Value Portfolio of Legg Mason Partners Variable Portfolios I, Inc. were merged together to become the Fundamental Value Portfolio of Legg Mason Partners Variable Equity Trust — Class I. The Total Return Portfolio and the Capital and Income Portfolio of Legg Mason Partners Variable Equity Trust — Class I were merged together to become the Capital and Income Portfolio of Legg Mason Partners Variable Equity Trust — Class I.

(5)	New Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” SFAS No. 157 provides enhanced guidance for using fair value to measure assets and liabilities and requires new disclosures about fair value measurements. SFAS 157 also provides guidance regarding the information used to measure fair value and the effect of fair value measurements on earnings. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards and is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Account adopted SFAS No. 157 effective January 1, 2008. The adoption of SFAS No. 157 did not have a material impact on the Account’s financial position or results of operations.

SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses a market approach as the calculation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with SFAS No. 157, the Account categorized its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Account categorizes financial assets recorded at fair value as follows:

Level 1:	Unadjusted quoted prices accessible in active markets for identical assets at the measurement date.

Level 2:	Unadjusted quoted prices for similar assets in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. The

(continued)

Ohio National Variable Account R

Notes to Financial Statements (Continued)	December 31, 2008

assets utilizing Level 2 valuations represent investments in privately-traded registered mutual funds only offered through insurance products.

Level 3:	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The following is a summary of the inputs used in valuing each of the Portfolio’s assets at fair value as of December 31, 2008:

	Level 1	Level 2	Level 3

Ohio National Fund Inc.:
Equity Subaccount	$—	$13,530,321	$—
Money Market Subaccount	—	12,561,748	—
Bond Subaccount	—	3,255,366	—
Omni Subaccount	—	4,996,581	—
International Subaccount	—	7,243,556	—
Capital Appreciation Subaccount	—	7,828,612	—
Millennium Subaccount	—	7,639,174	—
International Small-Mid Company Subaccount	—	4,072,770	—
Aggressive Growth Subaccount	—	2,248,771	—
Small Cap Growth Subaccount	—	1,518,441	—
Mid Cap Opportunity Subaccount	—	6,118,434	—
S&P 500 Index Subaccount	—	14,921,520	—
Strategic Value Subaccount	—	1,179,894	—
High Income Bond Subaccount	—	2,312,199	—
Capital Growth Subaccount	—	1,507,160	—
Nasdaq-100 Index Subaccount	—	551,231	—
Bristol Subaccount	—	470,887	—
Bryton Growth Subaccount	—	327,245	—
U.S. Equity Subaccount	—	14,882	—
Balanced Subaccount	—	161,662	—
Income Opportunity Subaccount	—	18,456	—
Target VIP Subaccount	—	104,095	—
Target Equity/Income Subaccount	—	317,808	—
Janus Aspen Series — Institutional Shares:
Large Cap Growth Subaccount	—	4,248,753	—
Worldwide Growth Subaccount	—	2,065,867	—
Balanced Subaccount	—	3,400,627	—
Wells Fargo Advantage Variable Trust Funds:
Opportunity Subaccount	—	305,153	—
Small/Mid Cap Value Subaccount	—	45,944	—
Discovery Subaccount	—	398,725	—

(continued)

Ohio National Variable Account R

Notes to Financial Statements (Continued)	December 31, 2008

	Level 1	Level 2	Level 3

Goldman Sachs Variable Insurance Trust — Institutional Shares:
Growth and Income Subaccount	$—	$2,104,669	$—
Structured U.S. Equity Subaccount	—	316,096	—
Capital Growth Subaccount	—	344,175	—
Van Kampen Universal Institutional Funds — Class I:
U.S. Real Estate Subaccount	—	1,355,542	—
Lazard Retirement Series Inc.:
Emerging Markets Equity Subaccount	—	4,899,888	—
U.S. Small Cap Equity Subaccount	—	1,929,670	—
U.S. Strategic Equity Subaccount	—	8,155	—
International Equity Subaccount	—	317,410	—
Fidelity Variable Insurance Products Fund — Service Class 2:
VIP Mid Cap Subaccount	—	7,730,847	—
VIP Contrafund Subaccount	—	8,887,395	—
VIP Growth Subaccount	—	1,595,058	—
VIP Equity-Income Subaccount	—	1,482,022	—
Janus Aspen Series — Service Shares:
Large Cap Growth Subaccount	—	1,283,185	—
Worldwide Growth Subaccount	—	1,222,390	—
Balanced Subaccount	—	3,527,314	—
International Growth Subaccount	—	4,284,005	—
J.P. Morgan Series Trust II:
Small Company Subaccount	—	328,323	—
Mid Cap Value Subaccount	—	2,835,133	—
MFS Variable Insurance Trust — Service Class:
New Discovery Subaccount	—	207,446	—
Investors Growth Stock Subaccount	—	157,337	—
Mid Cap Growth Subaccount	—	268,416	—
Total Return Subaccount	—	2,541,765	—
The Prudential Series Fund Inc.:
Jennison Subaccount	—	95,078	—
Jennison 20/20 Focus Subaccount	—	2,722,779	—
UBS Series Trust — Class I:
U.S. Allocation Subaccount	—	10,678	—
PIMCO Variable Insurance Trust — Administrative Shares:
Real Return Subaccount	—	2,801,294	—
Total Return Subaccount	—	4,837,056	—
Global Bond Subaccount	—	2,125,584	—
Calvert Variable Series Inc.:
Social Equity Subaccount	—	214,575	—

(continued)

Ohio National Variable Account R

Notes to Financial Statements (Continued)	December 31, 2008

	Level 1	Level 2	Level 3

Dreyfus Variable Investment Fund — Service Shares:
Appreciation Subaccount	$—	$297,677	$—
Royce Capital Fund:
Small-Cap Subaccount	—	4,057,616	—
Micro-Cap Subaccount	—	2,141,035	—
Van Kampen Universal Institutional Funds — Class II:
Core Plus Fixed Income Subaccount	—	297,167	—
U.S. Real Estate Subaccount	—	934,633	—
International Growth Equity Subaccount	—	120,218	—
Capital Growth Subaccount	—	60,101	—
Legg Mason Partners Variable Equity Trust — Class I:
Fundamental Value Subaccount	—	95,426	—
Capital and Income Subaccount	—	13,300	—
Investors Subaccount	—	46,677	—
Franklin Templeton Variable Insurance Products Trust — Class 2:
Franklin Income Securities Subaccount	—	2,660,047	—
Franklin Flex Cap Growth Securities Subaccount	—	250,843	—
Templeton Foreign Securities Subaccount	—	637,314	—
Neuberger Berman Advisers Management Trust — S Class:
AMT Regency Subaccount	—	49,942	—

Totals	$—	$175,461,163	$—

In May 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 162, The Hierarchy of Generally Accepted Accounting Principles (“SFAS 162”). SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with U.S. generally accepted accounting principles. The Account adopted SFAS 162 effective November 15, 2008. On the date of adoption, there was no impact on the Account’s current practices.

(continued)

Ohio National Variable Account R

Notes to Financial Statements (Continued)	December 31, 2008

(6)	Financial Highlights

The following is a summary of accumulation units, value per unit, and fair value (fair value represents the contracts in accumulation period) as of December 31, and expenses, total return and investment income ratio for the periods then ended, for the respective subaccounts and products:

							Investment
		Accumulation	Value Per	Fair		Total	Income
		Units***	Unit	Value	Expenses*	Return**	Ratio****

Ohio National Fund, Inc.:
Equity Subaccount
	2008	731,762	$18.490068	$13,530,321	0.75%	–55.15%	0.84%
	2007	847,938	$41.229882	$34,960,383	0.75%	–6.59%	0.04%
	2006	1,000,019	$44.140497	$44,141,329	0.75%	5.87%	0.00%
	2005	1,076,945	$41.691234	$44,899,167	0.75%	5.32%	0.00%
	2004	1,115,444	$39.586481	$44,156,493	0.75%	11.60%	0.05%
Money Market Subaccount
	2008	565,777	$22.202654	$12,561,748	0.75%	1.01%	1.74%
	2007	415,185	$21.980659	$9,126,043	0.75%	4.17%	4.82%
	2006	411,052	$21.101029	$8,673,624	0.75%	3.99%	4.69%
	2005	283,780	$20.291481	$5,758,315	0.75%	2.17%	2.90%
	2004	298,992	$19.860155	$5,938,037	0.75%	0.26%	0.98%
Bond Subaccount
	2008	119,037	$27.347478	$3,255,366	0.75%	–12.11%	0.00%
	2007	141,943	$31.116328	$4,416,738	0.75%	2.94%	0.00%
	2006	142,932	$30.227307	$4,320,455	0.75%	3.67%	3.69%
	2005	140,106	$29.158375	$4,085,264	0.75%	–0.33%	3.52%
	2004	140,403	$29.254168	$4,107,370	0.75%	5.10%	0.00%
Omni Subaccount
	2008	245,153	$20.381461	$4,996,581	0.75%	–31.97%	2.29%
	2007	272,437	$29.959822	$8,162,167	0.75%	6.19%	1.72%
	2006	290,922	$28.213880	$8,208,026	0.75%	12.47%	1.32%
	2005	304,917	$25.084590	$7,648,711	0.75%	8.67%	1.27%
	2004	319,625	$23.082652	$7,377,798	0.75%	6.32%	1.40%
International Subaccount
	2008	527,747	$13.725442	$7,243,556	0.75%	–46.48%	0.00%
	2007	602,612	$25.645791	$15,454,449	0.75%	8.63%	0.00%
	2006	642,549	$23.609184	$15,170,068	0.75%	18.34%	0.15%
	2005	689,303	$19.950101	$13,751,671	0.75%	8.59%	0.05%
	2004	717,207	$18.372753	$13,177,060	0.75%	12.13%	0.00%
Capital Appreciation Subaccount
	2008	358,424	$21.841780	$7,828,612	0.75%	–39.46%	0.64%
	2007	401,840	$36.079538	$14,498,213	0.75%	3.05%	0.43%
	2006	437,234	$35.012808	$15,308,791	0.75%	15.51%	0.45%
	2005	474,815	$30.311926	$14,392,556	0.75%	4.49%	0.52%
	2004	512,253	$29.010746	$14,860,835	0.75%	11.66%	0.39%
Millennium Subaccount
	2008	367,243	$20.801401	$7,639,174	0.75%	–42.97%	0.00%
	2007	418,645	$36.473805	$15,269,582	0.75%	25.09%	0.00%
	2006	466,193	$29.159150	$13,593,793	0.75%	6.58%	0.00%
	2005	522,833	$27.358941	$14,304,152	0.75%	–0.74%	0.00%
	2004	577,630	$27.563471	$15,921,500	0.75%	10.10%	0.00%
International Small-Mid Company Subaccount
	2008	210,998	$19.302448	$4,072,770	0.75%	–51.67%	0.00%
	2007	240,033	$39.935170	$9,585,745	0.75%	16.60%	0.00%
	2006	225,594	$34.250186	$7,726,638	0.75%	25.41%	0.12%
	2005	246,867	$27.310581	$6,742,084	0.75%	28.04%	0.51%
	2004	227,029	$21.329995	$4,842,536	0.75%	19.97%	1.06%

(continued)

Ohio National Variable Account R

Notes to Financial Statements (Continued)	December 31, 2008

						Investment
	Accumulation	Value Per	Fair		Total	Income
	Units***	Unit	Value	Expenses*	Return**	Ratio****

Ohio National Fund, Inc.: (continued)
Aggressive Growth Subaccount
2008	339,372	$6.626276	$2,248,771	0.75%	–44.10%	0.00%
2007	381,261	$11.853275	$4,519,193	0.75%	28.58%	0.00%
2006	381,297	$9.218400	$3,514,952	0.75%	4.99%	0.00%
2005	400,343	$8.780066	$3,515,038	0.75%	12.44%	0.02%
2004	418,847	$7.808681	$3,270,643	0.75%	8.14%	0.00%
Small Cap Growth Subaccount
2008	165,961	$9.149379	$1,518,441	0.75%	–48.08%	0.00%
2007	187,009	$17.621851	$3,295,438	0.75%	13.77%	0.00%
2006	205,795	$15.489373	$3,187,636	0.75%	24.67%	0.00%
2005	234,344	$12.424239	$2,911,548	0.75%	5.69%	0.00%
2004	246,276	$11.755440	$2,895,083	0.75%	10.61%	0.00%
Mid Cap Opportunity Subaccount
2008	412,980	$14.815344	$6,118,434	0.75%	–51.65%	0.00%
2007	463,540	$30.644334	$14,204,874	0.75%	16.98%	0.00%
2006	510,454	$26.196013	$13,371,867	0.75%	8.84%	0.00%
2005	590,403	$24.069390	$14,210,645	0.75%	9.17%	0.00%
2004	657,075	$22.048624	$14,487,599	0.75%	12.71%	0.00%
S&P 500 Index Subaccount
2008	1,119,107	$13.333415	$14,921,520	0.75%	–37.77%	1.57%
2007	1,211,367	$21.425862	$25,954,580	0.75%	4.28%	1.33%
2006	1,243,985	$20.547287	$25,560,523	0.75%	14.44%	1.10%
2005	1,389,817	$17.954296	$24,953,182	0.75%	3.69%	1.02%
2004	1,435,557	$17.315314	$24,857,125	0.75%	9.48%	1.15%
Strategic Value Subaccount
2008	141,053	$8.364878	$1,179,894	0.75%	–28.80%	4.62%
2007	147,030	$11.748720	$1,727,409	0.75%	–9.42%	1.16%
2006	136,592	$12.970346	$1,771,643	0.75%	15.49%	1.00%
2005	135,446	$11.231078	$1,521,209	0.75%	3.96%	1.01%
2004	131,968	$10.803433	$1,425,703	0.75%	8.78%	1.36%
High Income Bond Subaccount
2008	200,249	$11.546619	$2,312,199	0.75%	–25.87%	0.00%
2007	227,025	$15.575739	$3,536,084	0.75%	2.75%	0.00%
2006	174,743	$15.158162	$2,648,785	0.75%	9.31%	0.00%
2005	149,366	$13.866829	$2,071,229	0.75%	2.23%	5.52%
2004	109,023	$13.564645	$1,478,859	0.75%	9.84%	0.37%
Capital Growth Subaccount
2008	211,854	$7.114147	$1,507,160	0.75%	–36.84%	0.00%
2007	237,918	$11.262988	$2,679,667	0.75%	10.40%	0.00%
2006	247,690	$10.202054	$2,526,944	0.75%	19.23%	0.00%
2005	266,131	$8.556401	$2,277,123	0.75%	1.86%	0.00%
2004	270,898	$8.400468	$2,275,671	0.75%	18.81%	0.00%
Nasdaq-100 Index Subaccount
2008	157,907	$3.490868	$551,231	0.75%	–42.41%	0.00%
2007	202,653	$6.061811	$1,228,442	0.75%	17.70%	0.00%
2006	188,169	$5.150352	$969,139	0.75%	5.81%	0.00%
2005	201,827	$4.867444	$982,382	0.75%	0.68%	0.00%
2004	191,727	$4.834448	$926,893	0.75%	9.18%	0.00%

(continued)

Ohio National Variable Account R

Notes to Financial Statements (Continued)	December 31, 2008

						Investment
	Accumulation	Value Per	Fair		Total	Income	Inception
	Units***	Unit	Value	Expenses*	Return**	Ratio****	Date

Ohio National Fund, Inc.: (continued)
Bristol Subaccount
2008	52,117	$9.035262	$470,887	0.75%	–40.99%	0.87%
2007	52,796	$15.311293	$808,375	0.75%	6.95%	0.60%
2006	41,940	$14.316637	$600,446	0.75%	15.56%	0.40%
2005	33,723	$12.389330	$417,800	0.75%	11.20%	0.00%
2004	18,117	$11.141823	$201,858	0.75%	7.81%	1.49%
Bryton Growth Subaccount
2008	42,388	$7.720216	$327,245	0.75%	–39.99%	0.00%
2007	38,956	$12.864389	$501,146	0.75%	9.07%	0.00%
2006	35,943	$11.794579	$423,935	0.75%	15.87%	0.00%
2005	34,242	$10.178901	$348,548	0.75%	3.53%	0.02%
2004	28,613	$9.831775	$281,321	0.75%	6.70%	0.00%
U.S. Equity Subaccount
2008	2,667	$5.579820	$14,882	0.75%	–48.37%	1.12%
2007	2,228	$10.806436	$24,080	0.75%	12.32%	0.58%
2006	400	$9.620840	$3,844	0.75%	–3.79%	1.24%	5/1/06
Balanced Subaccount
2008	19,682	$8.213549	$161,662	0.75%	–27.48%	0.00%
2007	16,409	$11.326685	$185,861	0.75%	11.46%	0.00%
2006	6,076	$10.162168	$61,745	0.75%	1.62%	5.91%	5/1/06
Income Opportunity Subaccount
2008	2,168	$8.511371	$18,456	0.75%	–21.41%	0.00%
2007	1,729	$10.829917	$18,720	0.75%	7.52%	0.00%
2006	657	$10.072875	$6,618	0.75%	0.73%	0.00%	5/1/06
Target VIP Subaccount
2008	16,210	$6.421718	$104,095	0.75%	–43.76%	1.44%
2007	12,623	$11.418364	$144,135	0.75%	8.91%	2.11%
2006	86	$10.483811	$899	0.75%	4.84%	0.08%	5/1/06
Target Equity/Income Subaccount
2008	50,908	$6.242766	$317,808	0.75%	–45.48%	1.67%
2007	55,535	$11.451281	$635,942	0.75%	9.59%	1.43%
2006	40,890	$10.449033	$427,258	0.75%	4.49%	1.27%	5/1/06
Janus Aspen Series — Institutional Shares:
Large Cap Growth Subaccount
2008	674,534	$6.298794	$4,248,753	0.75%	–40.17%	0.75%
2007	699,603	$10.527793	$7,365,279	0.75%	14.23%	0.72%
2006	748,764	$9.216269	$6,900,815	0.75%	10.55%	0.49%
2005	798,848	$8.336624	$6,659,694	0.75%	3.51%	0.34%
2004	835,071	$8.053696	$6,725,404	0.75%	3.74%	0.15%
Worldwide Growth Subaccount
2008	305,421	$6.764005	$2,065,867	0.75%	–45.08%	1.20%
2007	340,404	$12.315008	$4,192,076	0.75%	8.81%	0.75%
2006	363,675	$11.318209	$4,116,150	0.75%	17.33%	1.78%
2005	394,041	$9.646792	$3,801,236	0.75%	5.08%	1.37%
2004	456,543	$9.180474	$4,191,284	0.75%	4.00%	0.99%

(continued)

Ohio National Variable Account R

Notes to Financial Statements (Continued)	December 31, 2008

						Investment
	Accumulation	Value Per	Fair		Total	Income	Inception
	Units***	Unit	Value	Expenses*	Return**	Ratio****	Date

Janus Aspen Series — Institutional Shares: (continued)
Balanced Subaccount
2008	274,863	$12.372063	$3,400,627	0.75%	–16.47%	2.76%
2007	274,106	$14.811001	$4,059,790	0.75%	9.71%	2.54%
2006	294,728	$13.500310	$3,978,921	0.75%	9.90%	2.14%
2005	321,036	$12.284544	$3,943,786	0.75%	7.15%	2.27%
2004	338,523	$11.464965	$3,881,149	0.75%	7.72%	2.27%
Wells Fargo Advantage Variable Trust Funds (note 4):
Opportunity Subaccount
2008	31,072	$9.820817	$305,153	0.75%	–40.55%	1.87%
2007	38,728	$16.518171	$639,716	0.75%	5.83%	0.45%
2006	107,630	$15.608061	$1,679,900	0.75%	11.39%	0.00%
2005	113,698	$14.012614	$1,593,212	0.75%	7.08%	0.00%
2004	132,025	$13.085651	$1,727,637	0.75%	17.34%	0.00%
Small/Mid Cap Value Subaccount
2008	4,615	$9.954264	$45,944	0.75%	–44.96%	0.00%
2007	10,837	$18.086719	$196,000	0.75%	–1.46%	0.02%
2006	22,711	$18.354922	$416,859	0.75%	14.86%	0.00%
2005	24,589	$15.979789	$392,921	0.75%	15.64%	0.37%
2004	24,011	$13.818954	$331,802	0.75%	15.89%	0.00%
Discovery Subaccount
2008	65,527	$6.084869	$398,725	0.75%	–44.77%	0.00%
2007	86,209	$11.017892	$949,837	0.75%	21.41%	0.00%
2006	242,075	$9.075051	$2,196,839	0.75%	13.79%	0.00%
2005	271,913	$7.975050	$2,168,523	0.75%	15.20%	0.00%	4/8/05
Strong Variable Insurance Funds, Inc. (note 4):
Mid Cap Growth II Subaccount
2004	286,088	$7.330807	$2,097,254	0.75%	18.27%	0.00%
Goldman Sachs Variable Insurance Trust — Institutional Shares:
Growth and Income Subaccount
2008	245,085	$8.587516	$2,104,669	0.75%	–35.01%	2.08%
2007	249,808	$13.213813	$3,300,916	0.75%	0.73%	1.79%
2006	212,181	$13.117476	$2,783,277	0.75%	21.72%	1.93%
2005	189,865	$10.776721	$2,046,122	0.75%	3.16%	1.77%
2004	157,667	$10.446877	$1,647,124	0.75%	17.91%	1.86%
Structured U.S. Equity Subaccount
2008	44,867	$7.045207	$316,096	0.75%	–37.47%	1.71%
2007	44,836	$11.267046	$505,172	0.75%	–2.36%	1.04%
2006	50,696	$11.539835	$585,021	0.75%	12.05%	1.13%
2005	48,607	$10.298596	$500,588	0.75%	5.72%	0.79%
2004	42,485	$9.741352	$413,858	0.75%	14.08%	1.33%
Capital Growth Subaccount
2008	57,110	$6.026562	$344,175	0.75%	–42.19%	0.13%
2007	59,242	$10.424973	$617,592	0.75%	9.31%	0.19%
2006	54,708	$9.537310	$521,764	0.75%	7.75%	0.13%
2005	56,207	$8.851025	$497,491	0.75%	2.18%	0.16%
2004	51,544	$8.662395	$446,495	0.75%	8.27%	0.76%

(continued)

Ohio National Variable Account R

Notes to Financial Statements (Continued)	December 31, 2008

						Investment
	Accumulation	Value Per	Fair		Total	Income	Inception
	Units***	Unit	Value	Expenses*	Return**	Ratio****	Date

Van Kampen Universal Institutional Funds — Class I:
U.S. Real Estate Subaccount
2008	64,950	$20.870684	$1,355,542	0.75%	–38.36%	3.37%
2007	70,823	$33.858555	$2,397,961	0.75%	–17.69%	1.16%
2006	79,945	$41.136253	$3,288,622	0.75%	37.02%	1.12%
2005	66,872	$30.021844	$2,007,618	0.75%	16.18%	1.15%
2004	55,907	$25.840150	$1,444,635	0.75%	35.38%	1.55%
Lazard Retirement Series, Inc.:
Emerging Markets Equity Subaccount
2008	249,258	$19.657893	$4,899,888	0.75%	–49.11%	2.20%
2007	273,348	$38.625056	$10,558,072	0.75%	32.31%	1.26%
2006	227,847	$29.193527	$6,651,644	0.75%	28.98%	0.50%
2005	201,521	$22.633816	$4,561,184	0.75%	39.73%	0.32%
2004	155,868	$16.198029	$2,524,762	0.75%	29.61%	0.67%
U.S. Small Cap Equity Subaccount
2008	147,605	$13.073198	$1,929,670	0.75%	–36.95%	0.00%
2007	171,272	$20.734133	$3,551,180	0.75%	–7.89%	0.00%
2006	197,550	$22.511068	$4,447,067	0.75%	15.21%	0.00%
2005	232,072	$19.539765	$4,534,626	0.75%	3.22%	0.00%
2004	215,959	$18.929703	$4,088,038	0.75%	14.03%	0.00%
U.S. Strategic Equity Subaccount
2008	1,154	$7.067184	$8,155	0.75%	–35.77%	1.10%
2007	412	$11.002698	$4,529	0.75%	–1.70%	0.53%
2006	888	$11.192539	$9,937	0.75%	11.93%	0.01%	5/1/06
International Equity Subaccount
2008	43,247	$7.339424	$317,410	0.75%	–37.49%	1.20%
2007	45,305	$11.740705	$531,917	0.75%	9.96%	2.60%
2006	36,809	$10.677645	$393,030	0.75%	6.78%	1.80%	5/1/06
Old Mutual Insurance Series Fund:
Technology and Communications Subaccount
2007	25,225	$2.681780	$67,648	0.75%	32.34%	0.00%
2006	104,927	$2.026483	$212,633	0.75%	3.93%	0.00%
2005	104,666	$1.949881	$204,086	0.75%	9.10%	0.00%
2004	108,826	$1.787272	$194,503	0.75%	5.63%	0.00%
Fidelity Variable Insurance Products Fund — Service Class 2:
VIP Mid Cap Subaccount
2008	564,088	$13.705049	$7,730,847	0.75%	–40.06%	0.24%
2007	578,587	$22.863783	$13,228,686	0.75%	14.48%	0.49%
2006	551,507	$19.972698	$11,015,079	0.75%	11.57%	0.17%
2005	527,304	$17.901727	$9,439,649	0.75%	17.14%	0.00%
2004	430,075	$15.282343	$6,572,554	0.75%	23.73%	0.00%
VIP Contrafund Subaccount
2008	946,979	$9.384996	$8,887,395	0.75%	–43.12%	0.84%
2007	851,747	$16.499363	$14,053,288	0.75%	16.42%	0.81%
2006	704,448	$14.171671	$9,983,203	0.75%	10.60%	1.00%
2005	491,007	$12.812915	$6,291,228	0.75%	15.78%	0.11%
2004	346,354	$11.066510	$3,832,933	0.75%	14.30%	0.18%

(continued)

Ohio National Variable Account R

Notes to Financial Statements (Continued)	December 31, 2008

						Investment
	Accumulation	Value Per	Fair		Total	Income
	Units***	Unit	Value	Expenses*	Return**	Ratio****

Fidelity Variable Insurance Products Fund — Service Class 2: (continued)
VIP Growth Subaccount
2008	315,447	$5.056495	$1,595,058	0.75%	–47.70%	0.65%
2007	279,629	$9.668601	$2,703,619	0.75%	25.71%	0.36%
2006	226,778	$7.691086	$1,744,171	0.75%	5.78%	0.16%
2005	223,201	$7.270740	$1,622,834	0.75%	4.72%	0.25%
2004	195,135	$6.943076	$1,354,834	0.75%	2.35%	0.12%
VIP Equity-Income Subaccount
2008	168,977	$8.770535	$1,482,022	0.75%	–43.24%	2.51%
2007	141,165	$15.451842	$2,181,253	0.75%	0.51%	1.61%
2006	133,194	$15.372733	$2,047,562	0.75%	19.04%	3.35%
2005	119,231	$12.914083	$1,539,756	0.75%	4.79%	1.24%
2004	85,443	$12.324168	$1,053,017	0.75%	10.40%	0.37%
Janus Aspen Series — Service Shares:
Large Cap Growth Subaccount
2008	255,073	$5.030652	$1,283,185	0.75%	–40.32%	0.58%
2007	267,756	$8.429019	$2,256,924	0.75%	13.94%	0.58%
2006	281,443	$7.397912	$2,082,089	0.75%	10.31%	0.29%
2005	271,566	$6.706614	$1,821,290	0.75%	3.24%	0.13%
2004	272,210	$6.496077	$1,768,298	0.75%	3.42%	0.00%
Worldwide Growth Subaccount
2008	254,096	$4.810748	$1,222,390	0.75%	–45.22%	0.97%
2007	300,733	$8.781895	$2,641,008	0.75%	8.54%	0.56%
2006	309,902	$8.090561	$2,507,284	0.75%	17.06%	1.65%
2005	313,310	$6.911422	$2,165,419	0.75%	4.78%	1.21%
2004	329,032	$6.595879	$2,170,252	0.75%	3.75%	0.94%
Balanced Subaccount
2008	312,085	$11.302432	$3,527,314	0.75%	–16.69%	2.43%
2007	306,018	$13.566170	$4,151,493	0.75%	9.46%	2.25%
2006	327,176	$12.393499	$4,054,852	0.75%	9.60%	1.97%
2005	319,554	$11.308434	$3,613,653	0.75%	6.86%	2.09%
2004	321,668	$10.582332	$3,403,995	0.75%	7.48%	2.31%
International Growth Subaccount
2008	248,629	$17.230482	$4,284,005	0.75%	–52.59%	1.17%
2007	209,287	$36.340427	$7,605,572	0.75%	27.06%	0.48%
2006	127,199	$28.600821	$3,637,989	0.75%	45.54%	2.05%
2005	54,451	$19.651388	$1,070,037	0.75%	30.96%	1.27%
2004	19,533	$15.005571	$293,109	0.75%	17.80%	1.02%
J.P. Morgan Series Trust II:
Small Company Subaccount
2008	29,907	$10.978065	$328,323	0.75%	–32.49%	0.19%
2007	32,756	$16.262330	$532,693	0.75%	–6.38%	0.01%
2006	32,170	$17.369693	$558,791	0.75%	14.15%	0.00%
2005	30,021	$15.216217	$456,799	0.75%	2.65%	0.00%
2004	27,823	$14.823647	$412,444	0.75%	26.22%	0.00%
Mid Cap Value Subaccount
2008	197,188	$14.377825	$2,835,133	0.75%	–33.71%	1.07%
2007	217,622	$21.688174	$4,719,821	0.75%	1.69%	0.85%
2006	181,304	$21.328413	$3,866,931	0.75%	15.97%	0.59%
2005	170,276	$18.390898	$3,131,530	0.75%	8.40%	0.18%
2004	111,349	$16.965568	$1,889,093	0.75%	20.16%	0.25%

(continued)

Ohio National Variable Account R

Notes to Financial Statements (Continued)	December 31, 2008

							Investment
		Accumulation	Value Per	Fair		Total	Income
		Units***	Unit	Value	Expenses*	Return**	Ratio****

MFS Variable Insurance Trust — Service Class:
New Discovery Subaccount
	2008	26,673	$7.777280	$207,446	0.75%	–39.97%	0.00%
	2007	21,037	$12.955967	$272,553	0.75%	1.49%	0.00%
	2006	13,265	$12.766297	$169,341	0.75%	12.09%	0.00%
	2005	11,511	$11.389123	$131,099	0.75%	4.25%	0.00%
	2004	11,528	$10.924674	$125,941	0.75%	5.42%	0.00%
Investors Growth Stock Subaccount
	2008	20,464	$7.688595	$157,337	0.75%	–37.45%	0.27%
	2007	20,555	$12.292063	$252,669	0.75%	10.19%	0.08%
	2006	21,217	$11.154950	$236,671	0.75%	6.51%	0.00%
	2005	24,626	$10.473357	$257,913	0.75%	3.45%	0.14%
	2004	21,020	$10.123793	$212,807	0.75%	8.17%	0.00%
Mid Cap Growth Subaccount
	2008	51,643	$5.197513	$268,416	0.75%	–51.96%	0.00%
	2007	45,554	$10.818153	$492,813	0.75%	8.69%	0.00%
	2006	45,398	$9.953234	$451,853	0.75%	1.54%	0.00%
	2005	38,984	$9.802503	$382,143	0.75%	2.09%	0.00%
	2004	28,148	$9.601466	$270,264	0.75%	13.53%	0.00%
Total Return Subaccount
	2008	231,496	$10.979722	$2,541,765	0.75%	–22.90%	2.89%
	2007	286,309	$14.241098	$4,077,357	0.75%	3.16%	2.43%
	2006	319,766	$13.805194	$4,414,431	0.75%	10.79%	2.30%
	2005	345,393	$12.460142	$4,303,647	0.75%	1.84%	1.75%
	2004	292,490	$12.235474	$3,578,753	0.75%	10.20%	1.46%
The Prudential Series Fund, Inc:
Jennison Subaccount
	2008	9,076	$10.475451	$95,078	0.75%	–38.02%	0.07%
	2007	7,943	$16.901915	$134,255	0.75%	10.72%	0.00%
	2006	8,606	$15.265420	$131,368	0.75%	0.61%	0.00%
	2005	6,157	$15.172293	$93,423	0.75%	13.18%	0.00%
	2004	5,796	$13.405738	$77,699	0.75%	8.40%	0.05%
Jennison 20/20 Focus Subaccount
	2008	207,575	$13.117110	$2,722,779	0.75%	–39.85%	0.00%
	2007	175,254	$21.808156	$3,821,975	0.75%	9.29%	0.14%
	2006	95,474	$19.953505	$1,905,041	0.75%	12.77%	0.00%
	2005	21,576	$17.694532	$381,776	0.75%	20.36%	0.00%
	2004	4,848	$14.701350	$71,278	0.75%	14.52%	0.00%
UBS Series Trust — Class I:
U.S. Allocation Subaccount
	2008	1,023	$10.436918	$10,678	0.75%	–35.82%	2.71%
	2007	1,120	$16.261224	$18,211	0.75%	1.14%	4.53%
	2006	6,280	$16.078366	$100,975	0.75%	10.17%	2.39%
	2005	6,166	$14.594031	$89,985	0.75%	5.81%	1.13%
	2004	5,142	$13.792909	$70,922	0.75%	9.55%	0.57%
PIMCO Variable Insurance Trust — Administrative Shares:
Real Return Subaccount
	2008	218,503	$12.820415	$2,801,294	0.75%	–7.73%	3.52%
	2007	206,763	$13.894153	$2,872,801	0.75%	9.84%	4.66%
	2006	240,827	$12.649400	$3,046,321	0.75%	–0.03%	4.29%
	2005	170,278	$12.653512	$2,154,612	0.75%	1.34%	2.84%
	2004	120,877	$12.486194	$1,509,295	0.75%	8.11%	1.02%

(continued)

Ohio National Variable Account R

Notes to Financial Statements (Continued)	December 31, 2008

						Investment
	Accumulation	Value Per	Fair		Total	Income
	Units***	Unit	Value	Expenses*	Return**	Ratio****

PIMCO Variable Insurance Trust — Administrative Shares: (continued)
Total Return Subaccount
2008	362,371	$13.348339	$4,837,056	0.75%	4.03%	4.45%
2007	307,415	$12.831551	$3,944,612	0.75%	7.95%	4.80%
2006	279,534	$11.886822	$3,322,768	0.75%	3.08%	4.43%
2005	232,181	$11.531564	$2,677,411	0.75%	1.69%	3.45%
2004	191,988	$11.339607	$2,177,073	0.75%	4.11%	1.89%
Global Bond Subaccount
2008	154,250	$13.780159	$2,125,584	0.75%	–1.58%	3.34%
2007	91,503	$14.001232	$1,281,153	0.75%	8.93%	3.28%
2006	88,566	$12.853943	$1,138,426	0.75%	3.87%	3.32%
2005	61,365	$12.374657	$759,376	0.75%	–7.32%	2.55%
2004	43,172	$13.351423	$576,405	0.75%	9.78%	1.86%
Calvert Variable Series, Inc.:
Social Equity Subaccount
2008	37,311	$5.751032	$214,575	0.75%	–36.27%	0.00%
2007	37,508	$9.024517	$338,488	0.75%	9.17%	0.00%
2006	39,132	$8.266736	$323,493	0.75%	9.24%	0.00%
2005	43,171	$7.567533	$326,699	0.75%	3.77%	0.06%
2004	42,268	$7.292769	$308,249	0.75%	6.36%	0.08%
Dreyfus Variable Investment Fund — Service Class:
Appreciation Subaccount
2008	27,641	$10.769493	$297,677	0.75%	–30.25%	1.64%
2007	24,430	$15.439456	$377,188	0.75%	6.05%	1.12%
2006	21,239	$14.558329	$309,211	0.75%	15.34%	1.20%
2005	17,191	$12.621575	$216,978	0.75%	3.34%	0.00%
2004	14,185	$12.213093	$173,249	0.75%	4.01%	1.51%
Royce Capital Fund:
Small-Cap Subaccount
2008	269,025	$15.082678	$4,057,616	0.75%	–27.72%	0.65%
2007	257,632	$20.868077	$5,376,279	0.75%	–2.87%	0.05%
2006	235,912	$21.484495	$5,068,441	0.75%	14.71%	0.07%
2005	208,516	$18.729410	$3,905,374	0.75%	7.75%	0.00%
2004	164,379	$17.381640	$2,857,176	0.75%	24.02%	0.00%
Micro-Cap Subaccount
2008	166,115	$12.888876	$2,141,035	0.75%	–43.69%	2.75%
2007	162,123	$22.890903	$3,711,138	0.75%	3.20%	1.48%
2006	151,334	$22.181173	$3,356,768	0.75%	20.17%	0.20%
2005	112,242	$18.457897	$2,071,756	0.75%	10.78%	0.60%
2004	105,354	$16.661540	$1,755,352	0.75%	13.00%	0.00%

(continued)

Ohio National Variable Account R

Notes to Financial Statements (Continued)	December 31, 2008

						Investment
	Accumulation	Value Per	Fair		Total	Income	Inception
	Units***	Unit	Value	Expenses*	Return**	Ratio****	Date
Van Kampen Universal Institutional Funds — Class II:
Core Plus Fixed Income Subaccount
2008	25,290	$11.750408	$297,167	0.75%	–11.12%	3.68%
2007	7,720	$13.221095	$102,065	0.75%	4.43%	3.35%
2006	9,118	$12.660152	$115,436	0.75%	2.79%	4.41%
2005	7,614	$12.316267	$93,781	0.75%	3.16%	3.47%
2004	3,346	$11.938729	$39,942	0.75%	3.30%	3.85%
U.S. Real Estate Subaccount
2008	67,464	$13.853896	$934,633	0.75%	–38.52%	2.76%
2007	59,507	$22.533124	$1,340,868	0.75%	–17.89%	1.00%
2006	57,952	$27.443248	$1,590,379	0.75%	36.65%	1.02%
2005	37,674	$20.083444	$756,617	0.75%	15.88%	1.14%
2004	19,904	$17.330581	$344,946	0.75%	35.06%	1.06%
International Growth Equity Subaccount
2008	19,190	$6.264708	$120,218	0.75%	–48.91%	0.00%
2007	19,585	$12.261569	$240,140	0.75%	13.41%	0.17%
2006	6,301	$10.812057	$68,122	0.75%	8.12%	0.65%	5/1/06
Capital Growth Subaccount
2008	9,632	$6.239402	$60,101	0.75%	–49.73%	0.00%
2007	3,511	$12.410694	$43,574	0.75%	20.75%	0.00%
Legg Mason Partners Variable Equity Trust — Class I (note 4):
All Cap Subaccount
2006	674	$10.834808	$7,304	0.75%	8.35%	6.40%	5/1/06
Total Return Subaccount
2006	176	$10.773156	$1,891	0.75%	7.73%	7.99%	5/1/06
Fundamental Value Subaccount
2008	13,928	$6.851427	$95,426	0.75%	–37.05%	2.30%
2007	9,045	$10.883988	$98,450	0.75%	–4.52%	1.97%	4/27/07
Capital and Income Subaccount
2008	1,844	$7.213375	$13,300	0.75%	–35.50%	1.40%
2007	895	$11.184219	$10,010	0.75%	0.63%	2.10%	4/27/07
Investors Subaccount
2008	6,434	$7.254866	$46,677	0.75%	–36.10%	1.38%
2007	11,265	$11.354109	$127,909	0.75%	3.12%	1.82%
2006	560	$11.010227	$6,164	0.75%	10.10%	7.57%	5/1/06
Franklin Templeton Variable Insurance Products Trust — Class 2:
Franklin Income Securities Subaccount
2008	331,487	$8.024602	$2,660,047	0.75%	–30.18%	5.53%
2007	274,348	$11.493525	$3,153,226	0.75%	2.98%	3.45%
2006	95,562	$11.160909	$1,066,558	0.75%	11.61%	1.56%	5/1/06
Franklin Flex Cap Growth Securities Subaccount
2008	34,166	$7.341974	$250,843	0.75%	–35.80%	0.07%
2007	7,254	$11.435374	$82,947	0.75%	13.47%	0.10%
2006	1,582	$10.078176	$15,943	0.75%	0.78%	0.00%	5/1/06
Templeton Foreign Securities Subaccount
2008	86,236	$7.390385	$637,314	0.75%	–40.82%	2.32%
2007	90,820	$12.488739	$1,134,229	0.75%	14.59%	1.88%
2006	72,904	$10.898338	$794,534	0.75%	8.98%	0.10%	5/1/06

(continued)

Ohio National Variable Account R

Notes to Financial Statements (Continued)	December 31, 2008

						Investment
	Accumulation	Value Per	Fair		Total	Income	Inception
	Units***	Unit	Value	Expenses*	Return**	Ratio****	Date

Neuberger Berman Advisers Management Trust — S Class:
AMT Regency Subaccount
2008	8,907	$5.606949	$49,942	0.75%	–46.35%	1.07%
2007	5,482	$10.451237	$57,289	0.75%	2.28%	0.61%
2006	945	$10.218012	$9,659	0.75%	2.18%	0.68%	5/1/06

*	This represents the annualized contract expense rate of the variable account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual fund portfolios and charges made directly to policy holder accounts through the redemption of units.

**	This represents the total return for the period indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction of the total return presented. Investments with a date notation indicate the inception date of that investment in the Subaccount. The total return is calculated for the twelve month period indicated or from inception date through the end of the period. In the first year of inception, the returns are based on the period from inception date to period end, and are not annualized.

***	Accumulation units are rounded to the nearest whole number.

****	The Investment Income Ratio represents the net investment income dividends that were received by the subaccount for the periods indicated, divided by average net assets (by product). Distributions of net capital gains by the underlying fund and expenses of the subaccount are not included in the calculation. The recognition of investment income by the subaccount is affected by the timing of dividends declared by the underlying fund. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates. The Investment Income Ratios for funds that were eligible for investment during only a portion of a year are calculated by dividing the actual dividends received by the average net assets for the period in which assets were present. The ratio is annualized in these instances.

(7)	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 were as follows:

	Purchases	Sales

Ohio National Fund, Inc.:
Equity Subaccount	$3,515,201	$(6,837,996)
Money Market Subaccount	25,261,261	(21,825,822)
Bond Subaccount	1,122,750	(1,802,721)
Omni Subaccount	867,438	(1,503,780)
International Subaccount	1,350,282	(2,908,034)
Capital Appreciation Subaccount	1,495,356	(2,869,156)
Millennium Subaccount	1,429,917	(2,998,438)
International Small-Mid Company Subaccount	1,340,440	(2,251,263)
Aggressive Growth Subaccount	495,114	(893,106)
Small Cap Growth Subaccount	311,139	(611,721)
Mid Cap Opportunity Subaccount	1,333,070	(2,600,570)
S&P 500 Index Subaccount	3,325,618	(4,822,206)
Strategic Value Subaccount	308,400	(303,471)
High Income Bond Subaccount	688,647	(1,066,032)
Capital Growth Subaccount	383,398	(646,752)
Nasdaq-100 Index Subaccount	195,030	(440,575)
Bristol Subaccount	140,987	(160,362)
Bryton Growth Subaccount	166,249	(125,163)
U.S. Equity Subaccount	7,248	(3,683)
Balanced Subaccount	65,598	(37,231)

(continued)

Ohio National Variable Account R

Notes to Financial Statements (Continued)	December 31, 2008

	Purchases	Sales

Ohio National Fund, Inc.: (continued)
Income Opportunity Subaccount	$6,009	$(1,976)
Target VIP Subaccount	62,701	(40,390)
Target Equity/Income Subaccount	167,719	(190,986)
Janus Aspen Series – Institutional Shares:
Large Cap Growth Subaccount	838,165	(1,057,383)
Worldwide Growth Subaccount	445,003	(764,870)
Balanced Subaccount	1,006,557	(680,547)
Wells Fargo Advantage Variable Trust Funds:
Opportunity Subaccount	118,905	(110,202)
Small/Mid Cap Value Subaccount	25,258	(97,174)
Discovery Subaccount	2,133	(199,847)
Goldman Sachs Variable Insurance Trust – Institutional Shares:
Growth and Income Subaccount	699,047	(754,453)
Structured U.S. Equity Subaccount	139,833	(131,693)
Capital Growth Subaccount	130,700	(148,440)
Van Kampen Universal Institutional Funds – Class I:
U.S. Real Estate Subaccount	1,394,696	(735,850)
Lazard Retirement Series Inc.:
Emerging Markets Equity Subaccount	2,744,005	(2,798,312)
U.S. Small Cap Equity Subaccount	510,804	(949,311)
U.S. Strategic Equity Subaccount	10,528	(3,125)
International Equity Subaccount	121,425	(120,838)
Old Mutual Insurance Series Fund:
Technology & Communications Subaccount	0	(51,398)
Fidelity Variable Insurance Products Fund – Service Class 2:
VIP Mid Cap Subaccount	4,699,358	(3,347,996)
VIP Contrafund Subaccount	5,280,110	(3,765,979)
VIP Growth Subaccount	725,229	(485,802)
VIP Equity-Income Subaccount	889,844	(613,983)
Janus Aspen Series – Service Shares:
Large Cap Growth Subaccount	285,685	(405,609)
Worldwide Growth Subaccount	269,438	(587,220)
Balanced Subaccount	1,129,951	(717,716)
International Growth Subaccount	4,908,795	(2,519,975)
J.P. Morgan Series Trust II:
Small Company Subaccount	194,411	(186,217)
Mid Cap Value Subaccount	1,504,564	(1,504,303)
MFS Variable Insurance Trust – Service Class:
New Discovery Subaccount	282,647	(150,226)
Investors Growth Stock Subaccount	89,558	(81,096)
Mid Cap Growth Subaccount	220,512	(119,028)
Total Return Subaccount	825,273	(1,252,209)
The Prudential Series Fund Inc.:
Jennison Subaccount	34,882	(18,624)
Jennison 20/20 Focus Subaccount	2,729,574	(1,887,043)

(continued)

Ohio National Variable Account R

Notes to Financial Statements (Continued)	December 31, 2008

	Purchases	Sales

UBS Series Trust – Class I:
U.S. Allocation Subaccount	$417	$(1,334)
PIMCO Variable Insurance Trust – Administrative Shares:
Real Return Subaccount	1,102,946	(833,994)
Total Return Subaccount	2,129,582	(1,151,705)
Global Bond Subaccount	2,328,561	(1,333,664)
Calvert Variable Series Inc.:
Social Equity Subaccount	40,072	(42,811)
Dreyfus Variable Investment Fund – Service Shares:
Appreciation Subaccount	109,339	(37,378)
Royce Capital Fund:
Small-Cap Subaccount	2,098,520	(1,542,117)
Micro-Cap Subaccount	1,662,715	(1,169,725)
Van Kampen Universal Institutional Funds – Class II:
Core Plus Fixed Income Subaccount	231,891	(20,755)
U.S. Real Estate Subaccount	965,218	(295,070)
International Growth Equity Subaccount	115,001	(89,075)
Capital Growth Subaccount	82,112	(11,133)
Legg Mason Partners Variable Equity Trust – Class I:
Fundamental Value Subaccount	59,175	(15,609)
Capital and Income Subaccount	18,111	(8,415)
Investors Subaccount	38,743	(89,537)
Franklin Templeton Variable Insurance Products Trust – Class 2:
Franklin Income Securities Subaccount	2,673,348	(1,818,846)
Franklin Flex Cap Growth Securities Subaccount	248,015	(31,176)
Templeton Foreign Securities Subaccount	563,053	(548,609)
Neuberger Berman Advisers Management Trust – S Class:
AMT Regency Subaccount	49,231	(17,169)

Totals	$90,812,512	$(90,246,025)

Ohio National Variable Account R

 Report of Independent Registered Public Accounting Firm

The Board of Directors of Ohio National Life Assurance Corporation
  and Contract Owners of Ohio National Variable Account R:

We have audited the accompanying statements of assets and contract owners’ equity of Ohio National Variable Account R (comprised of the sub-accounts listed in note 1) (collectively, “the Accounts”) as of December 31, 2008, and the related statements of operations and changes in contract owners’ equity, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of December 31, 2008, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Accounts as of December 31, 2008, the results of their operations, changes in contract owners’ equity, and the financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Columbus, OH
February 18, 2009

Part C: Other Information

Item Number	Caption in Prospectus

26.	Exhibits
27.	Directors and Officers of the Depositor
28.	Persons Controlled by or Under Common Control with Depositor or Registrant
29.	Indemnification
30.	Principal Underwriter
31.	Location of Accounts and Records
32.	Management Services
33.	Fee Representation

Part C: Other Information
Item 26. Exhibits
The exhibits to this Registration Statement are listed below.

26(a)	Resolution of the Board of Directors of the Depositor authorizing establishment of Ohio National Variable Account R was filed as Exhibit 1.(1) of the Registrant’s registration statement on Form S-6 on October 31, 2001(File no. 333-16133) and is incorporated by reference herein.

26(b)	N/A

26(c)	Principal Underwriting Agreement for Variable Life Insurance, with compensation schedule, between the Depositor and Ohio National Equities, Inc. was filed as Exhibit (3)(a) of the Registrant’s registration statement on Form S-6 on April 27, 1998 (File no. 333-16133) and is incorporated by reference herein.

Variable Policy Distribution Agreements (with compensation schedules) between the Depositor and Ohio National Equities, Inc. were filed as Exhibit (3)(d) of Post-effective Amendment no. 23 of Ohio National Variable Account A registration statement on Form N-4 on April 27, 1998 (File no. 2-91213) and is incorporated by reference herein.

26(d)	Flexible Premium Life Insurance Policy, Form 08-VL-1 was filed as Exhibit 99(d)(1) of Pre-Effective Amendment No. 1 of Registrant’s registration statement on Form N-6 filed on November 5, 2008 (File No. 333-153020) and is incorporated by reference herein.

Overloan Protection Rider, Form 08-VOR-1 was filed as Exhibit 99(d)(2) of Pre-Effective Amendment No. 1 of Registrant’s registration statement on Form N-6 filed on November 5, 2008 (File No. 333-153020) and is incorporated by reference herein.

Accelerated Death Benefit Rider, Form 93-LAB-1 was filed as Exhibit 99(d)(3) of Pre-Effective Amendment No. 1 of Registrant’s registration statement on Form N-6 filed on November 5, 2008 (File No. 333-153020) and is incorporated by reference herein.

Exchange of Life Insured Rider, Form 96-QBE-2 (2U) was filed as Exhibit 99(d)(4) of Pre-Effective Amendment No. 1 of Registrant’s registration statement on Form N-6 filed on November 5, 2008 (File No. 333-153020) and is incorporated by reference herein.

Additional Term Life Insurance Rider, Form 08-QAT-1 (1U) was filed as Exhibit 99(d)(5) of Pre-Effective Amendment No. 1 of Registrant’s registration statement on Form N-6 filed on November 5, 2008 (File No. 333-153020) and is incorporated by reference herein.

Term Life Insurance for Additional Insured or Spouse Term Rider, Form 08-QSL-1 (1U) was filed as Exhibit 99(d)(6) of Pre-Effective Amendment No. 1 of Registrant’s registration statement on Form N-6 filed on November 5, 2008 (File No. 333-153020) and is incorporated by reference herein.

Family Term Life Insurance Rider, Form 08-QFP-1 (1U) was filed as Exhibit 99(d)(7) of Pre-Effective Amendment No. 1 of Registrant’s registration statement on Form N-6 filed on November 5, 2008 (File No. 333-153020) and is incorporated by reference herein.

Accidental Death Benefit Rider, Form 86-QAD-1 was filed as Exhibit 99(d)(8) of Pre-Effective Amendment No. 1 of Registrant’s registration statement on Form N-6 filed on November 5, 2008 (File No. 333-153020) and is incorporated by reference herein.

Guaranteed Purchase Option Rider, Form 86-QGP-1 was filed as Exhibit 99(d)(9) of Pre-Effective Amendment No. 1 of Registrant’s registration statement on Form N-6 filed on November 5, 2008 (File No. 333-153020) and is incorporated by reference herein.

Waiver of Premium for Total Disability Rider, Form 86-QWP-1 was filed as Exhibit 99(d)(5) of Pre-Effective Amendment No. 1 of Registrant’s registration statement on Form N-6 filed on November 5, 2008 (File No. 333-153020) and is incorporated by reference herein.

26(e)	Variable Life Insurance Application was filed as Exhibit 99(e) of the Registrant’s Pre-Effective Amendment on Form N-6 filed on April 27, 2004 (File No. 333-153020) and is incorporated by reference herein.

Variable Life Insurance Application Supplement, Form 6456, was filed as Exhibit 99(e)(2) of Pre-Effective Amendment No. 1 of Registrant’s registration statement on Form N-6 filed on November 5, 2008 (File No. 333-153020) and is incorporated by reference herein.

26(f)	Articles of Incorporation of the Depositor were filed as Exhibit 1.(6)(a) of the Registrant’s Form S-6 on October 31, 2001 (File no. 333-16133) and is incorporated by reference herein.

Code of Regulations (by-laws) of the Depositor were filed as Exhibit 1(6)(b) of the Registrant’s Form S-6 on October 31, 2001 (File no. 333-16133) and is incorporated by reference herein.

26(g)	N/A

26(h)	Fund Participation Agreement between Depositor and Prudential Funds was filed as Exhibit (3)(g) of Post-Effective Amendment No. 51 of Ohio National Variable Account A registration statement on Form N-4 on April 26, 2006 (File No. 333-43515) and is incorporated by reference herein.

Fund Participation Agreement between Depositor and Neuberger Berman Advisers Management Trust was filed as Exhibit (3) (h) of Post-Effective Amendment No. 51 of Ohio National Variable Account — A registration statement on Form N-4 on April 26, 2006 (File No. 333-43515) and is incorporated by reference herein.

Amendment to Fund Participation Agreement between Depositor and The Universal Institutional Funds was filed as Exhibit (3)(i) of Post-Effective Amendment No. 51 of Ohio National Variable Account A registration statement on Form N-4 on April 26, 2006 (File No. 333-43515) and is incorporated by reference herein.

Participation Agreement between The Ohio National Life Insurance Company, Ohio National Equities, Inc., Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc. was filed as Exhibit 99(h)(4) of Post-Effective Amendment No. 3 of Registrant’s registration statement on Form N-6 on April 26, 2006 (File No. 333-109900) and is incorporated by reference herein.

Amendment to Participation Agreement between The Ohio National Life Insurance Company, Ohio National Equities, Inc., Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc. was filed as Exhibit 99(h)(5) of Post-Effective Amendment No. 3 of Registrant’s registration statement on Form N-6 on April 26, 2006 (File No. 333-109900) and is incorporated by reference herein.

First Amendment to the Participation Agreement by and between Salomon Brothers Variable Series Funds Inc, The Ohio National Life Insurance Company and Ohio National Life Assurance Corporation was filed as Exhibit 99(h)(6) of Post-Effective Amendment No. 3 of Registrant’s registration statement on Form N-6 on April 26, 2006 (File No. 333-109900) and is incorporated by reference herein.

26(i)	Service Agreement between the Depositor and The Ohio National Life Insurance Company was filed as Exhibit 1.(8) of the Registrant’s Form S-6 on October 31, 2001 (File no. 333-16133) and is incorporated by reference herein.

26(j)	N/A

26(k)	Legal Opinion and Consent was filed as Exhibit 99(k) of the Registrant’s Form N-6 on December 22, 2008 (File No. 333-153020) and is incorporated by reference herein.

26(l)	N/A

26(m)	N/A

26(n)	Consent of KPMG LLP is filed herewith as Exhibit 26(n).

26(o)	N/A

26(p)	N/A

26(q)	Memorandum describing the Depositor’s purchase, transfer, redemption and conversion procedures for the policies was filed as Exhibit 99(q) of the Registrant’s registration statement on Form N-6 on August 14, 2008. (File no. 333-153020) and is incorporated by reference herein.
Item 27. Directors and Officers of the Depositor

Name	Relationship with Company
Larry J. Adams	Senior Vice President, Chief Agency Officer

Trudy K. Backus	Vice President, Administrative Projects

Thomas A. Barefield	Executive Vice President and Chief Marketing Officer — Institutional Sales

Lee E. Bartels	Vice President, Underwriting

Howard C. Becker	Senior Vice President and Chief Administrative Officer

G. Timothy Biggs	Vice President, Mortgages & Real Estate

Jeffery A. Bley	Vice President, ONESCO Compliance

Richard J. Bodner	Vice President, Insurance Services

Robert A. Bowen	Senior Vice President, Information Systems

Philip C. Byrde	Vice President, Fixed Income Securities

Timothy C. Cardinal	Vice President & Actuary, Financial Reporting

Christopher A. Carlson	Senior Vice President & Chief Investment Officer

Robert W. Conway	Vice President, PGA Marketing — Eastern Division

Ronald J. Dolan	Director, Vice Chairman and Chief Risk Officer

Anthony G. Esposito	Senior Vice President, Human Resources and Administration

Joseph M. Fischer	Assistant Secretary

Rosemary L. Gatto	Vice President, Claims

Robert K. Gongwer	Second Vice President, Taxes

Diane S. Hagenbuch	Senior Vice President, Corporate Relations & Communications

Michael F. Haverkamp	Director and Senior Vice President & General Counsel

Ronald G. Heibert	Senior Vice President, Life Product Management, Life Illustration Actuary

Gary T. Huffman	Vice Chairman, Distribution

Larry L. Mast	Second Vice President, Career Marketing

Jed R. Martin	Vice President, Private Placements

Therese S. McDonough	Second Vice President & Secretary

William J. McFadden	Vice President, PGA Marketing — Western Division

Stephen R. Murphy	Vice President, Annuity Product Management

David B. O’Maley	Director and Chairman, President & Chief Executive Officer

Jeffrey K. Oehler	Vice President, Information Systems

John J. Palmer	Director & Vice Chairman

George B. Pearson	Senior Vice President, PGA Marketing

William C. Price	Vice President & Assistant General Counsel

Arthur J. Roberts	Senior Vice President, Chief Financial Officer

Joseph R. Sander	Vice President and Treasurer

William G. Schlechter M.D.	Vice President and Medical Director

James C. Smith	Senior Vice President, Internal Audit and Audit Services

Name	Relationship with Company
Dennis R. Taney	Chief Compliance Officer

Edith F. Thompson	Vice President, Individual Annuity Operations

Barbara A. Turner	Senior Vice President, Broker/Dealer Operations

Paul J. Twilling	Vice President, Information Systems

Cletus L. Davis	Senior Tax Officer
The principal occupation of each of the above is an officer of Ohio National Life, with the same title as with us.
The principal business address of each is:
One Financial Way
Cincinnati, Ohio 45242

Item 28.	Persons Controlled by or Under Common Control with the Depositor or Registrant
The Registrant is a separate account of the Depositor. The Depositor is a wholly-owned subsidiary of The Ohio National Life Insurance Company, which is a wholly-owned subsidiary of Ohio National Financial Services, Inc., an Ohio intermediate holding company which is owned by Ohio National Mutual Holdings, Inc., an Ohio mutual holding company owned by the life insurance and annuity policyholders of The Ohio National Life Insurance Company.
Ohio National Financial Services, Inc. owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
The Ohio National Life Insurance Company	Ohio	100%

OnFlight, Inc.	Ohio	100%
(aviation)

ON Global Holdings, Inc.	Delaware	100%
(holding company, foreign insurance)

Fiduciary Capital Management, Inc.	Connecticut	51%
(investment adviser)

Suffolk Capital Management LLC	Delaware	81%
(investment adviser)

Sycamore Re, Ltd.	Bermuda	100%
(captive reinsurance company)

The Ohio National Life Insurance Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Ohio National Life Assurance Corporation	Ohio	100%

Ohio National Equities, Inc.	Ohio	100%
(securities broker dealer)

Ohio National Investments, Inc.	Ohio	100%
(investment adviser)

The O.N. Equity Sales Company	Ohio	100%
(securities broker dealer)

Ohio National Fund, Inc.	Maryland	(more than) 90%
(registered investment company)

Dow Target Variable Fund LLC	Ohio	100%
(registered investment company)

Montgomery Re, Inc.	Vermont	100%
(captive reinsurance company)

National Security Life and Annuity Company	New York	80.49%
(insurance company)
The O.N. Equity Sales Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

O.N. Investment Management Company	Ohio	100%
(investment adviser)

Ohio National Insurance Agency of Alabama, Inc.	Alabama	100%

Ohio National Insurance Agency, Inc.	Ohio	100%
ON Global Holdings, Inc. owns 100% of the voting securities of Ohio National Sudamerica S.A., an insurance holding company organized under the laws of Chile.
Ohio National Sudamerica S.A. owns 100% of the voting securities of Ohio National Seguros de Vida S.A., a life insurance company organized under the laws of Chile.

Item 29. Indemnification
The sixth article of the Depositor’s Articles of Incorporation, as amended, provides as follows:
“Each former, present and future Director, Officer or Employee of the Corporation (and his heirs, executors or administrators), or any such person (and his heirs, executors or administrators) who serves at the Corporation’s request as a director, officer, partner, member or employee of another corporation, partnership or business organization or association of any type whatsoever shall be indemnified by the Corporation against reasonable expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the defense of any contemplated, pending or threatened action, suit or proceeding, civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, to which he is or may be made a party by reason of being or having been such Director, Officer, or Employee of the Corporation or having served at the Corporation’s request as such director, officer, partner, member or employee of any other business organization or association, or in connection with any appeal therein, provided a determination is made by majority vote of a disinterested quorum of the Board of Directors (a) that such a person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and (b) that, in any matter the subject of criminal action, suit or proceeding, such person had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith in any manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful. Such right of indemnification shall not be deemed exclusive of any other rights to which such person may be entitled. The manner by which the right to indemnification shall be determined in the absence of a disinterested quorum of the Board of Directors shall be set forth in the Code of Regulations or in such other manner as permitted by law. Each former, present, and future Director, Officer or Employee of the Corporation (and his heirs, executors or administrators) who serves at the Corporation’s request as a director, officer, partner, member or employee of another corporation, partnership or business organization or association of any type whatsoever shall be indemnified by the Corporation against reasonable expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of any contemplated, pending or threatened action, suit or proceeding, by or in the right of the Corporation to procure a judgment in its favor, to which he is or may be a party by reason of being or having been such Director, Officer or Employee of the Corporation or having served at the Corporation’s request as such director, officer, partner, member or employee of any other business organization or association, or in connection with any appeal therein, provided a determination is made by majority vote of a disinterested quorum of the Board of Directors (a) that such person was not, and has not been adjudicated to have been negligent or guilty of misconduct in the performance of his duty to the Corporation or to such other business organization or association, and (b) that such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation.
Such right of indemnification shall not be deemed exclusive of any other rights to which such person may be entitled. The manner by which the right of indemnification shall be determined in the absence of a disinterested quorum of the Board of Directors shall be as set forth in the Code of Regulations or in such other manner as permitted by law.”
In addition, Article XII of the Depositor’s Code of Regulations states as follows:
“If any director, officer or employee of the Corporation may be entitled to indemnification by reason of Article Six of the Amended Articles of Corporation, indemnification shall be made upon either (a) a determination in writing of the majority of disinterested directors present, at a meeting of the Board at which all disinterested directors present constitute a quorum, that the director, officer or employee in question was acting in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of this Corporation or of such other business organization or association in which he served at the Corporation’s request, and that, in any matter which is the subject of a criminal action, suit or proceeding, he had no reasonable cause to believe that his conduct was unlawful and in an action by or in the right of the Corporation to procure a judgment in its favor that such person was not and has not been adjudicated to have been negligent or guilty of misconduct in the performance of his duty to the Corporation or to such other business organization or association; or (b) if the number of all disinterested directors would not be sufficient at any time to constitute a quorum, or if the number of disinterested directors present at two consecutive meetings of the Board has not been sufficient to constitute a quorum, a determination to the same effect as set forth in the foregoing clause (a) shall be made in a written opinion by independent legal counsel other than an attorney, or a firm having association with it an attorney, who has been retained by or who has performed services for this Corporation, or any person to be indemnified within the past five years, or by the majority vote of the policyholders, or by the Court of Common Pleas or the court in which such action, suit or proceeding was brought. Prior to making any such determination, the Board of Directors shall first have received the written opinion of General Counsel that a number of directors sufficient to constitute a quorum, as named therein, are disinterested directors. Any director who is a party to or threatened with the action, suit or proceeding in question, or any related action, suit or proceeding, or has had or has an interest therein adverse to that of the Corporation, or who for any other reason has been or would be affected thereby, shall not be deemed a disinterested director and shall not be qualified to vote on the question of indemnification. Anything in this Article to the contrary notwithstanding, if a judicial or administrative body determines as part of the settlement of any action, suit or proceeding that the Corporation should indemnify a director, officer or employee for the amount of the settlement, the Corporation shall so indemnify such person in accordance with such determination. Expenses incurred with respect to any action, suit or proceeding which may qualify for indemnification may be advanced by the Corporation prior to final disposition thereof upon receipt of an undertaking by or on behalf of the director, officer or employee to repay such amount if it is ultimately determined hereunder that he is not entitled to indemnification or to the extent that the amount so advanced exceeds the indemnification to which he is ultimately determined to be entitled”.

Item 30. Principal Underwriter
The principal underwriter of the Registrant’s securities is Ohio National Equities, Inc. (“ONEQ”). ONEQ is a wholly-owned subsidiary of The Ohio National Life Insurance Company. ONEQ also serves as the principal underwriter of securities issued by Ohio National Variable Accounts A, B and D, other separate accounts of The Ohio National Life Insurance Company which are registered as unit investment trusts; and other policies issues by Ohio National Variable Account R, which separate account is also registered as a unit investment trust.
The directors and officers of ONEQ are:

Name	Position with ONEQ
David B. O’Maley	Chairman and Director
John J. Palmer	President and Director
Thomas A. Barefield	Senior Vice President
Gary T. Huffman	Director
Michael F. Haverkamp	Director and Secretary
Barbara A. Turner	Director and Vice President of Operations & Comptroller and Treasurer
H. Douglas Cooke	Vice President, Institutional Sales
Richard J. Dowdle	Vice President, Institutional Sales
Laurens N. Sullivan	Vice President, Institutional Sales
Kimberly A. Plante	Assistant Secretary
Jeffery A. Bley, Jr.	Chief Compliance Officer
The principal business address of each of the foregoing is One Financial Way, Montgomery, Ohio 45242.
During the last fiscal year, ONEQ received the following commissions and other compensation, directly or indirectly, from the Registrant:

Net Underwriting	Compensation
Discounts and	on Redemption	Brokerage
Commissions	or Annuitization	Commissions
$1,440,325.53	None	None
Item 31. Location of Accounts and Records
The books and records of the Registrant which are required under Section 31(a) of the 1940 Act and Rules thereunder are maintained in the possession of the following persons:
(1)	Journals and other records of original entry:

Ohio National Life Assurance Corporation (“Depositor”) One Financial Way Montgomery, Ohio 45242

(2)	General and auxiliary ledgers:

Depositor

(3)	Securities records for portfolio securities:

Depositor

(4)	Corporate charter, by-laws and minute books:

Registrant has no such documents.

(5)	Records of brokerage orders:

Not applicable.

(6)	Records of other portfolio transactions:

Depositor

(7)	Records of options:

Not applicable

(8)	Records of trial balances:

Depositor

(9)	Quarterly records of allocation of brokerage orders and commissions:

Not applicable

(10)	Records identifying person or group authorizing portfolio transactions:

Depositor

(11)	Files of advisory materials:

Not applicable

(12)	Other records

Depositor

Item 32.	Management Services

None

Item 33.	Fee Representation

Representations pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940, as amended;

Ohio National Life Assurance Corporation represents that the fees and charges deducted under the policy, in the aggregate are reasonable in relation to the services to be rendered, the expenses expected to be incurred and the risks assumed by Ohio National Life Assurance Corporation.
Undertakings
(a) Rule 484 Undertaking — Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by final adjudication of such issue.
(b) Undertaking to File Reports — Ohio National Life believes that, consistent with well established industry and SEC practice, the periodic reporting requirements of the Securities Exchange Act of 1934 do not apply to it as the depositor of one or more variable insurance product separate accounts. If such requirements are deemed to apply to it as such a depositor, the Company intends to rely on the exemption from such requirements provided by Rule 12h-7 under that Act.

This registration statement comprises the following papers and documents: The facing sheet
The prospectus consisting of 45 pages
The signatures
Exhibits and Consents:

26(a)	Resolution of the Board of Directors of the Depositor authorizing establishment of Ohio National Variable Account R was filed as Exhibit 1.(1) of the Registrant’s registration statement on Form S-6 on October 31, 2001(File no. 333-16133) and is incorporated by reference herein.

26(b)	N/A

26(c)	Principal Underwriting Agreement for Variable Life Insurance, with compensation schedule, between the Depositor and Ohio National Equities, Inc. was filed as Exhibit (3)(a) of the Registrant’s registration statement on Form S-6 on April 27, 1998 (File no. 333-16133) and is incorporated by reference herein.

Variable Policy Distribution Agreements (with compensation schedules) between the Depositor and Ohio National Equities, Inc. were filed as Exhibit (3)(d) of Post-effective Amendment no. 23 of Ohio National Variable Account A registration statement on Form N-4 on April 27, 1998 (File no. 2-91213) and is incorporated by reference herein.

26(d)	Flexible Premium Life Insurance Policy, Form 08-VL-1 was filed as Exhibit 99(d)(1) of Pre-Effective Amendment No. 1 of Registrant’s registration statement on Form N-6 filed on November 5, 2008 (File No. 333-153020) and is incorporated by reference herein.

Overloan Protection Rider, Form 08-VOR-1 was filed as Exhibit 99(d)(2) of Pre-Effective Amendment No. 1 of Registrant’s registration statement on Form N-6 filed on November 5, 2008 (File No. 333-153020) and is incorporated by reference herein.

Accelerated Death Benefit Rider, Form 93-LAB-1 was filed as Exhibit 99(d)(3) of Pre-Effective Amendment No. 1 of Registrant’s registration statement on Form N-6 filed on November 5, 2008 (File No. 333-153020) and is incorporated by reference herein.

Exchange of Life Insured Rider, Form 96-QBE-2 (2U) was filed as Exhibit 99(d)(4) of Pre-Effective Amendment No. 1 of Registrant’s registration statement on Form N-6 filed on November 5, 2008 (File No. 333-153020) and is incorporated by reference herein.

Additional Term Life Insurance Rider, Form 08-QAT-1 (1U) was filed as Exhibit 99(d)(5) of Pre-Effective Amendment No. 1 of Registrant’s registration statement on Form N-6 filed on November 5, 2008 (File No. 333-153020) and is incorporated by reference herein.

Term Life Insurance for Additional Insured or Spouse Term Rider, Form 08-QSL-1 (1U) was filed as Exhibit 99(d)(6) of Pre-Effective Amendment No. 1 of Registrant’s registration statement on Form N-6 filed on November 5, 2008 (File No. 333-153020) and is incorporated by reference herein.

Family Term Life Insurance Rider, Form 08-QFP-1 (1U) was filed as Exhibit 99(d)(7) of Pre-Effective Amendment No. 1 of Registrant’s registration statement on Form N-6 filed on November 5, 2008 (File No. 333-153020) and is incorporated by reference herein.

Accidental Death Benefit Rider, Form 86-QAD-1 was filed as Exhibit 99(d)(8) of Pre-Effective Amendment No. 1 of Registrant’s registration statement on Form N-6 filed on November 5, 2008 (File No. 333-153020) and is incorporated by reference herein.

Guaranteed Purchase Option Rider, Form 86-QGP-1 was filed as Exhibit 99(d)(9) of Pre-Effective Amendment No. 1 of Registrant’s registration statement on Form N-6 filed on November 5, 2008 (File No. 333-153020) and is incorporated by reference herein.

Waiver of Premium for Total Disability Rider, Form 86-QWP-1 was filed as Exhibit 99(d)(5) of Pre-Effective Amendment No. 1 of Registrant’s registration statement on Form N-6 filed on November 5, 2008 (File No. 333-153020) and is incorporated by reference herein.

26(e)	Variable Life Insurance Application was filed as Exhibit 99(e) of the Registrant’s Pre-Effective Amendment on Form N-6 filed on April 27, 2004 (File No. 333-153020) and is incorporated by reference herein.

Variable Life Insurance Application Supplement, Form 6456, was filed as Exhibit 99(e)(2) of Pre-Effective Amendment No. 1 of Registrant’s registration statement on Form N-6 filed on November 5, 2008 (File No. 333-153020) and is incorporated by reference herein.

26(f)	Articles of Incorporation of the Depositor were filed as Exhibit 1.(6)(a) of the Registrant’s Form S-6 on October 31, 2001 (File no. 333-16133) and is incorporated by reference herein.

Code of Regulations (by-laws) of the Depositor were filed as Exhibit 1(6)(b) of the Registrant’s Form S-6 on October 31, 2001 (File no. 333-16133) and is incorporated by reference herein.

26(g)	N/A

26(h)	Fund Participation Agreement between Depositor and Prudential Funds was filed as Exhibit (3)(g) of Post-Effective Amendment No. 51 of Ohio National Variable Account A registration statement on Form N-4 on April 26, 2006 (File No. 333-43515) and is incorporated by reference herein.

Fund Participation Agreement between Depositor and Neuberger Berman Advisers Management Trust was filed as Exhibit (3) (h) of Post-Effective Amendment No. 51 of Ohio National Variable Account — A registration statement on Form N-4 on April 26, 2006 (File No. 333-43515) and is incorporated by reference herein.

Amendment to Fund Participation Agreement between Depositor and The Universal Institutional Funds was filed as Exhibit (3)(i) of Post-Effective Amendment No. 51 of Ohio National Variable Account A registration statement on Form N-4 on April 26, 2006 (File No. 333-43515) and is incorporated by reference herein.

Participation Agreement between The Ohio National Life Insurance Company, Ohio National Equities, Inc., Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc. was filed as Exhibit 99(h)(4) of Post-Effective Amendment No. 3 of Registrant’s registration statement on Form N-6 on April 26, 2006 (File No. 333-109900) and is incorporated by reference herein.

Amendment to Participation Agreement between The Ohio National Life Insurance Company, Ohio National Equities, Inc., Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc. was filed as Exhibit 99(h)(5) of Post-Effective Amendment No. 3 of Registrant’s registration statement on Form N-6 on April 26, 2006 (File No. 333-109900) and is incorporated by reference herein.

First Amendment to the Participation Agreement by and between Salomon Brothers Variable Series Funds Inc, The Ohio National Life Insurance Company and Ohio National Life Assurance Corporation was filed as Exhibit 99(h)(6) of Post-Effective Amendment No. 3 of Registrant’s registration statement on Form N-6 on April 26, 2006 (File No. 333-109900) and is incorporated by reference herein.

26(i)	Service Agreement between the Depositor and The Ohio National Life Insurance Company was filed as Exhibit 1.(8) of the Registrant’s Form S-6 on October 31, 2001 (File no. 333-16133) and is incorporated by reference herein.

26(j)	N/A

26(k)	Legal Opinion and Consent was filed as Exhibit 99(k) of the Registrant’s Form N-6 on December 22, 2008 (File No. 333-153020) and is incorporated by reference herein.

26(l)	N/A

26(m)	N/A

26(n)	Consent of KPMG LLP is filed herewith as Exhibit 26(n).

26(o)	N/A

26(p)	N/A

26(q)	Memorandum describing the Depositor’s purchase, transfer, redemption and conversion procedures for the policies was filed as Exhibit 99(q) of the Registrant’s registration statement on Form N-6 on August 14, 2008. (File no. 333-153020) and is incorporated by reference herein.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, Ohio National Variable Account R certifies that it has duly caused this Registration Statement to be signed on its behalf in the City of Montgomery and State of Ohio on the 29th day of April, 2009.

Ohio National Variable Account R
(Registrant)

By OHIO NATIONAL LIFE ASSURANCE CORPORATION
(Depositor)

By /s/ John J. Palmer

John J. Palmer Vice Chairman
Pursuant to the requirements of the Securities Act of 1933, the depositor has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Montgomery and the State of Ohio on the 29th day of April, 2009.

OHIO NATIONAL LIFE ASSURANCE CORPORATION
(Depositor)

By /s/ John J. Palmer

John J. Palmer Vice Chairman

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities with the depositor and on the dates indicated.

Signature	Title	Date

/s/ David B. O’Maley David B. O’Maley	Chairman, President and Chief Executive Officer and Director (Principal Executive Officer)	April 29, 2009

/s/ Ronald J. Dolan Ronald J. Dolan	Director	April 29, 2009

/s/ John J. Palmer John J. Palmer	Vice Chairman and Director	April 29, 2009

/s/ Michael F. Haverkamp Michael F. Haverkamp	Director	April 29, 2009

/s/ Arthur J. Roberts Arthur J. Roberts	Senior Vice President, Chief Financial Officer (Principal Accounting and Principal Financial Officer)	April 29, 2009

Index of Consents and Exhibits

Page Number
Exhibit		in Sequential
Number	Description	Numbering System
26(n)	Consent of KPMG LLP